Exhibit 10.1

Execution Version

AMENDMENT NO. 6

AMENDMENT NO. 6, dated as of April 16, 2026 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, as amended by that certain Amendment No. 2, dated as of November 7, 2023, as amended by that certain Amendment No. 3, dated as of February 3, 2025, as amended by that certain Amendment No. 4, dated as of February 11, 2025, as amended by that certain Amendment No. 5, dated as of December 8, 2025, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and each of the Company’s subsidiaries listed on Schedule 1 hereto (collectively, the “Sixth Amendment Subsidiary Guarantors” and, together with the Company, the “Loan Parties”).

WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”) and has requested that the Lenders waive compliance with the Maximum Leverage Ratio covenant set forth in Section 6.01(a) of the Credit Agreement (as in effect prior to the Sixth Amendment Effective Date) for the Fiscal Quarter ended March 31, 2026 (the “Specified Covenant Waiver”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments and the Specified Covenant Waiver;

WHEREAS, in connection with this Amendment, (a) the Company and certain of its Subsidiaries intend to execute and deliver that certain Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), pursuant to which such Subsidiaries will guarantee the Obligations and grant security interests to secure the Obligations, and (b) following the Sixth Amendment Effective Date, certain Foreign Subsidiaries will execute and deliver supplements to the Guarantee and Collateral Agreement and local law collateral documents as set forth herein;

WHEREAS, the Lenders party hereto desire to authorize and direct the Administrative Agent to hold any and all Liens created pursuant to the Loan Documents for the benefit of the Secured Parties and to enter into the Guarantee and Collateral Agreement and each other Collateral Document; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement and grant the Specified Covenant Waiver, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendments of Credit Agreement. Effective as of the Sixth Amendment Effective Date (as defined below):

(a) The Credit Agreement is hereby amended (i) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (ii) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached hereto as Exhibit A and made a part hereof for all purposes. For the avoidance of doubt, except as set forth in Sections 1.02(b) through (e) below, the Exhibits and Schedules to the Credit Agreement are not amended hereby;

(b) Schedule III, which is attached hereto as Schedule 2, is hereby added to and shall become part of the Credit Agreement;

(c) Schedule IV, which is attached hereto as Schedule 3, is hereby added to and shall become part of the Credit Agreement;

(d) Schedule 5.05, which is attached hereto as Schedule 4, is hereby added to and shall become part of the Credit Agreement; and

(e) Exhibit G, which is attached hereto as Schedule 5, is hereby added to and shall become part of the Credit Agreement.

SECTION 1.03. Specified Covenant Waiver. The Lenders signatory hereto, constituting all of the Lenders under the Credit Agreement, hereby waive compliance by the U.S. Borrower with the Maximum Leverage Ratio covenant set forth in Section 6.01(a) of the Credit Agreement (as in effect prior to the Sixth Amendment Effective Date) for the Fiscal Quarter ended March 31, 2026. The waiver set forth in this Section 1.03 shall be effective only to the extent specifically set forth herein and shall not (a) otherwise be construed as a waiver of any other provision of the Credit Agreement or any other Loan Document or as a waiver of any other breach, Default or Event of Default under the Credit Agreement and/or any other Loan Document, (b) affect the right of the Lenders or the Administrative Agent to demand compliance by the Loan Parties with all other terms and conditions of the Credit Agreement and/or the other Loan Documents, (c) otherwise be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ or the Administrative Agent’s consent or approval under the Credit Agreement and/or the other Loan Documents, (d) constitute or create a course of dealing, or (e) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

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SECTION 1.04. Administrative Agent; Collateral Documents.

(a) The Lenders party hereto, constituting all of the Lenders under the Credit Agreement, hereby designate and confirm Citibank, N.A., in its capacity as Administrative Agent, to hold any and all Liens created pursuant to the Loan Documents as representative of, and for the benefit of, the Secured Parties, and authorize the Administrative Agent to exercise all rights and remedies and to take all actions with respect thereto as are delegated to it under the Credit Agreement, the Guarantee and Collateral Agreement, the Intercompany Subordination Agreement (as defined below) and the other Loan Documents, in each case subject to the rights, protections and immunities set forth in Sections 2.12(d) and (e), 8.05 and 9.04 and other applicable provisions of the Credit Agreement and the other Loan Documents.

(b) The Lenders party hereto, constituting all of the Lenders under the Credit Agreement, hereby authorize and direct the Administrative Agent to (i) enter into, deliver and perform the Intercompany Subordination Agreement, the Guarantee and Collateral Agreement and each other Collateral Document, intercreditor agreement and other collateral, pledge, charge, debenture, mortgage, control or similar agreement, instrument or filing, (ii) bind the Secured Parties on the terms set forth therein, and (iii) file or record UCC financing statements, mortgages and other filings and take any other actions the Administrative Agent deems necessary or appropriate to create, evidence, perfect, continue, maintain or enforce the Liens created thereby.

SECTION 1.05. Effectiveness. Section 1.02 and Section 1.03 of this Amendment shall become effective as of the first date (the “Sixth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent and each Lender):

(a) The Administrative Agent (or its counsel) shall have received each of the following (together with the schedules and exhibits thereto, if any):

(i) counterparts of this Amendment executed by (x) the Borrowers, (y) the Sixth Amendment Subsidiary Guarantors, and (z) the Lenders;

(ii) counterparts of the Guarantee and Collateral Agreement executed by the Loan Parties;

(iii) counterparts of that certain intercompany subordination agreement to be executed by the Loan Parties and the Administrative Agent (the “Intercompany Subordination Agreement”);

(iv) counterparts of a Perfection Certificate executed by a senior officer of the Company (the “Perfection Certificate”);

(v) counterparts of that certain (x) trademark security agreement executed by the Company and the Administrative Agent (the “Trademark Security Agreement”), (y) patent security agreement executed by the Company and the Administrative Agent (the “Patent Security Agreement”), and (z) copyright security agreement executed by the Company and the Administrative Agent (the “Copyright Security Agreement” and, together with this Amendment, the Guarantee and Collateral Agreement, the Intercompany Subordination Agreement, the Trademark Security Agreement and the Patent Security Agreement, the “Sixth Amendment Documents”);

(vi) (1) the certificates representing the equity interests pledged pursuant to the Guarantee and Collateral Agreement (other than the Specified Certificates (as defined below)), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof (other than the Specified Stock Powers (as defined below)), and (2) each promissory note (if any) pledged to the Administrative Agent pursuant to Guarantee and Collateral Agreement endorsed in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof;

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(vii) UCC-1 financing statements in proper form for filing in each jurisdiction in which each Loan Party (other than FMC Chemicals Netherlands B.V.) is organized or located (within the meaning of Section 9-307 of the UCC), naming such Loan Party as debtor and the Administrative Agent as secured party;

(viii) certified copies of (w) the charter and by-laws (or its equivalent) of each Loan Party, (x) the resolutions of the board of directors (or equivalent governing body) and, where relevant, the shareholders, of each Loan Party authorizing and approving this Amendment, the Guarantee and Collateral Agreement and the transactions contemplated by the Loan Documents, (y) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents and (z) a short form good standing certificate (or its equivalent) for each such Loan Party from its jurisdiction of organization;

(ix) a certificate of the secretary or an assistant secretary (or equivalent officer) of each Loan Party certifying the names and true signatures of the officers of each Loan Party authorized to sign this Amendment, the Guarantee and Collateral Agreement and the other documents to be delivered hereunder;

(x) a favorable opinion of (x) Morgan, Lewis & Bockius LLP, U.S. counsel to the Loan Parties, (y) Dutch counsel to the Loan Parties, and (z) Singapore counsel to the Administrative Agent, in each case, in form and substance reasonably acceptable to the Administrative Agent and Lenders and covering such customary matters relating hereto as any Lender, through the Administrative Agent, may reasonably request;

(xi) a certificate of a senior officer of the Company to the effect that (x) the representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement are correct (other than any such representations or warranties which, by their terms, refer to a prior date), (y) no event has occurred and is continuing which constitutes a Default, and (z) the Company and its Subsidiaries, on a consolidated basis, are solvent as of the Sixth Amendment Effective Date after giving effect to the transactions contemplated hereby;

(xii) results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to the Loan Parties in the states or other jurisdictions of formation of such Person and, in each case, in such other locations as the Administrative Agent shall have reasonably requested based on the information set forth in the Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search; and

(xiii) a letter of authorization from FMC Holdings 2 Pte. Ltd. addressed to Holborn Law LLC, Singaporean counsel to the Administrative Agent, authorizing them to file the Guarantee and Collateral Agreement with the Accounting and Corporate Regulatory Authority of Singapore; and

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(xiv) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request, including without limitation, at least five Business Days prior to the Sixth Amendment Effective Date, all documentation and other information relating to the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Loan Party that constitutes a “legal entity customer” under 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certificate”), in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least 10 Business Days prior to the Sixth Amendment Effective Date.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

(c) The Administrative Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 11:59 P.M. (New York time) on April 16, 2026 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.05% of the amount of the aggregate Commitments under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Sixth Amendment Effective Date; and

(d) The representations and warranties contained in Section 2.01 of this Amendment, Article V (Representations and Warranties) of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except any representations and warranties that are qualified by materiality, which are true and correct in all respects) as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date.

The Administrative Agent shall notify the Company and the Lenders of the Sixth Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 1.06. Post-Closing Obligations. The Company hereby agrees to satisfy each of the conditions set forth below, on or before the dates set forth below for each such condition (as may be extended by the Administrative Agent in writing, which may be provided by email, in its sole discretion), each of which shall be delivered in form and substance reasonably satisfactory to the Administrative Agent:

(a) Within sixty (60) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent, each of the agreements, certificates, opinions, instruments and other documents listed on Annex A hereto (collectively, the “Canadian Documents”);

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(b) Within (i) thirty (30) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent articles of incorporation of each Swiss Guarantor (as defined in Annex B hereto) certified by the commercial registry of the Canton of Zug or Schaffhausen, as applicable, evidencing, in each case, (a) a market-standard purpose clause which allows the entering into up- and cross-liabilities without consideration, (b) a revised article 4 (explicitly permitting the managers to issue the capital quotas also as registered securities), and (c) a revised article 22 (with the second sentence in the current paragraph 2 of article 22 being deleted), and (ii) sixty (60) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent, each of the agreements, certificates, opinions, instruments and other documents listed on Annex B hereto (collectively, the “Swiss Documents”);

(c) Within sixty (60) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent, each of the agreements, certificates, opinions, instruments and other documents listed on Annex C hereto (collectively, the “Dutch Documents”);

(d) Within sixty (60) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent, each of the agreements, certificates, opinions, instruments and other documents listed on Annex D hereto (collectively, the “Singaporean Documents”);

(e) Within fifteen (15) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent (i) the stock certificates for (a) FMC International Finance Company Ltd. (Certificate No. 1) and (b) FMC Latinoamerica S.A. (Certificate No. 1) (collectively, the “Specified Certificates”); and (ii) undated stock powers for the following stock certificates executed in blank by a duly authorized officer of the applicable pledgor: (a) Sherman One, Inc. (Certificate No. 1), (b) Sherman One, Inc. (Certificate No. 2), (c) Sherman Two, Inc. (Certificate No. 1), (d) Sherman Two, Inc. (Ceritficate No. 2), (e) FMC Overseas Ltd. (Certificate No. 1), (f) FMC International Finance Company Ltd. (Certificate No. 1), (g) FMC Latinoamerica S.A. (Certificate No. 1), (h) FMC de Mexico, S.A. de C.V. (Certificate No. 1), (i) FMC de Mexico, S.A. de C.V. (Certificate No. 2) and (j) Electro Quimica Mexicana, S.A. de C.V. (Certificate No. 2) (collectively, the “Specified Stock Powers”); and

(f) Within thirty (30) days of the Sixth Amendment Effective Date, the Company shall deliver, or shall cause to be delivered, to the Administrative Agent, a joinder to the Intercompany Subordination Agreement executed by each Subsidiary of the Company that is not already a party to the Intercompany Subordination Agreement.

For the avoidance of doubt, the Company acknowledges and agrees that the failure to comply with this Section 1.06 shall constitute an Event of Default under Section 7.01(c)(i) of the Credit Agreement.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party and each Euro Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Sixth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Sixth Amendment Effective Date, each Sixth Amendment Document has been duly authorized, executed and delivered by each Loan Party and each Euro Borrower that is a party thereto and constitutes, and the Credit Agreement, as amended hereby

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on the Sixth Amendment Effective Date, will constitute, legal, valid and binding obligations of each such Loan Party or Euro Borrower, as applicable, enforceable against such Loan Party or Euro Borrower, as applicable, in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(a) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Sixth Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to this Amendment.

(b) Immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date.

SECTION 2.02. Cessation of Euro Borrower Status. Upon the Sixth Amendment Effective Date, each of FMC Finance B.V. and FMC Chemicals Netherlands B.V. shall automatically and without further action cease to be a “Euro Borrower” under the Credit Agreement. Each of FMC Finance B.V. and FMC Chemicals Netherlands B.V. hereby represents and confirms that, as of the date hereof, no Revolving Loans, Swing Loans, Letters of Credit or any other Obligations are outstanding in respect of such entities in their capacity as Euro Borrowers. For the avoidance of doubt, the cessation of Euro Borrower status shall not release, discharge or otherwise affect any obligation of such entities under any Loan Document in any other capacity.

SECTION 2.03. Sixth Amendment Subsidiary Guarantors. The Company designates each Sixth Amendment Subsidiary Guarantor as a Guarantor and, upon execution of the Guarantee and Collateral Agreement, each Sixth Amendment Subsidiary Guarantor hereby acknowledges and agrees that (x) it shall constitute a “Guarantor” for all purposes under the Credit Agreement and under each other Loan Document with the same force and effect as if originally named in the Credit Agreement prior to the Sixth Amendment Effective Date, (y) each reference to the “Guarantors” or the “Loan Parties” in the Credit Agreement and in all other Loan Documents shall, from the Sixth Amendment Effective Date, be deemed to include each Sixth Amendment Subsidiary Guarantor, and (z) each Sixth Amendment Subsidiary Guarantor hereby shall be bound by, and perform and comply with, all the obligations of a Guarantor under the Credit Agreement and all the other Loan Documents, as applicable. Without limiting the generality of the foregoing, each Sixth Amendment Subsidiary Guarantor hereby makes and undertakes, as the case may be, each covenant, waiver, representation and warranty made by the other Guarantors pursuant to the Credit Agreement and any other Loan Document, as applicable, each of which is hereby incorporated by reference, and agrees to be bound by all covenants, waivers, agreements and obligations of the other Guarantors pursuant to the Credit Agreement and any other Loan Document, as applicable.

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SECTION 2.04. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.05. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement, including, but not limited to, Section 9.12 (Submission to Jurisdiction; Service of Process) and Section 9.13 (Waiver of Jury Trial) of Article IX of the Credit Agreement, shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.07. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

The Sixth Amendment Subsidiary Guarantors

FMC VENTURES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES DCVC LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES TRACE GENOMICS LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES KIWI LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES SCANIT LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES BIOPHERO LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC VENTURES AGROSPHERES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC FUNDING CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

FMC OVERSEAS LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

SHERMAN ONE, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

SHERMAN TWO, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

FMC SINGAPORE HOLDINGS LLC

By:	/s/ William F. Chester
Name: William F. Chester
Title: Authorized Representative

FMC US HOLDINGS LLC

By: FMC HOLDINGS 2 PTE. LTD., as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC QUIMICA HOLDINGS LLC

By: FMC SWITZERLAND II GMBH, as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Chairman of the Management Board

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC HOLDINGS 2 PTE. LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank and Swing Loan Lender

By:	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Issuing Bank and Swing Loan Lender

By:	/s/ Michael Contreras
	Name:	Michael Contreras
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ Miko McGuire
Name: Miko McGuire
Title: Director

By:	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender

By:	/s/ Conrado Lima
Name: Conrado Lima
Title: VP - Corporate Banking

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Mary Harold
Name: Mary Harold
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANCO SANTANDER, S.A., New York Branch, as a Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Zara Kamal
Name: Zara Kamal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender

By:	/s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Trevor Pahn
Name: Trevor Pahn
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ David W. Dinella
	Name:	David W. Dinella
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Robert Graff
Name: Robert Graff
Title: Managing Director

By:	/s/ Elizabeth Halfin
Name: Elizabeth Halfin
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark F. McCue
Name: Mark F. McCue
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Payne
Name: Andrew Payne
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

Exhibit A

Amended Credit Agreement

Conformed through Amendment No. ~~5~~6

$2,000,000,000

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 17, 2022

as amended by that certain Amendment No. 1,

dated as of June 30, 2023,

and that certain Amendment No. 2,

dated as of November 7, 2023,

and that certain Amendment No. 3,

dated as of February 3, 2025,

and that certain Amendment No. 4

dated as of February 11, 2025,

and that certain Amendment No. 5

dated as of December 8, 2025,

and that certain Amendment No. 6

dated as of April 16, 2026

among

FMC CORPORATION,

as U.S. Borrower,

and

THE FOREIGN SUBSIDIARIES PARTY HERETO FROM TIME TO TIME,

as Euro Borrowers,

THE LENDERS AND ISSUING BANKS PARTY HERETO

and

CITIBANK, N.A.,

as Administrative Agent,

* * *

CITIBANK, N.A.

and

BOFA SECURITIES, INC.,

as Joint Lead Arrangers,

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

BNP PARIBAS

COBANK, ACB

JPMORGAN CHASE BANK, N.A.

SUMITOMO MITSUI BANKING CORPORATION

and

TD BANK, N.A.,

as Co-Documentation Agents

TABLE OF CONTENTS

PAGE
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS	1

SECTION 1.01. Certain Defined Terms	1

SECTION 1.02. Computation of Time Periods	~~35~~40

SECTION 1.03. Accounting Terms and Principles	~~35~~40

SECTION 1.04. Certain Terms	~~35~~40

SECTION 1.05. Divisions	~~36~~41

SECTION 1.06. Quebec Interpretation	41

SECTION 1.07. Swiss Terms	42

ARTICLE II AMOUNTS AND TERMS OF THE LOANS	~~36~~43

SECTION 2.01. The Revolving Loans	~~36~~43

SECTION 2.02. [Intentionally Deleted]	~~37~~43

SECTION 2.03. The Swing Loans	~~37~~44

SECTION 2.04. The Letters of Credit	~~37~~44

SECTION 2.05. Fees	~~38~~44

SECTION 2.06. Reductions and Increases of the Commitments	~~39~~45

SECTION 2.07. Repayment	~~42~~49

SECTION 2.08. Interest	~~43~~50

SECTION 2.09. Interest Rate Determinations	~~44~~52

SECTION 2.10. Prepayments	~~45~~53

SECTION 2.11. Payments and Computations	~~46~~54

SECTION 2.12. Taxes	~~47~~56

SECTION 2.13. Sharing of Payments, Etc.	~~52~~60

SECTION 2.14. Conversion or Continuation of Revolving Loans	~~52~~61

SECTION 2.15. Extension of Termination Date	~~53~~62

SECTION 2.16. Defaulting Lender	~~56~~65

SECTION 2.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~59~~67

SECTION 2.18. Benchmark Replacement Setting	~~59~~68

ARTICLE III MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT	~~62~~70

SECTION 3.01. Making the Revolving Loans	~~62~~70

SECTION 3.02. [Intentionally Deleted]	~~64~~72

SECTION 3.03. Making the Swing Loans, Etc.	~~64~~72

i

SECTION 3.04. Issuance of Letters of Credit	~~66~~74

SECTION 3.05. Increased Costs	~~70~~78

SECTION 3.06. Illegality	~~72~~80

SECTION 3.07. Reasonable Efforts to Mitigate	~~73~~81

SECTION 3.08. Right to Replace Affected Person or Lender	~~73~~81

SECTION 3.09. Use of Proceeds	~~74~~82

ARTICLE IV CONDITIONS OF LENDING	~~74~~82

SECTION 4.01. Conditions Precedent to Initial Borrowing	~~74~~82

SECTION 4.02. Conditions Precedent to Each Revolving Loan Borrowing, Swing Loan Borrowing and Letter of Credit Issuance	~~75~~83

ARTICLE V REPRESENTATIONS AND WARRANTIES	~~76~~84

SECTION 5.01. Corporate Existence; Compliance with Law	~~76~~84

SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations	~~77~~85

SECTION 5.03. Financial Statements	~~77~~85

SECTION 5.04. Material Adverse Change	~~78~~86

SECTION 5.05. Litigation	~~78~~86

SECTION 5.06. Taxes	~~78~~86

SECTION 5.07. Full Disclosure	~~78~~86

SECTION 5.08. Investment Company Act	~~78~~86

SECTION 5.09. ERISA; Canadian Pension Plan Compliance	~~78~~86

SECTION 5.10. Environmental Matters	~~79~~87

SECTION 5.11. Ownership of Properties; Liens	~~80~~88

SECTION 5.12. Sanctions	~~80~~88

SECTION 5.13. Anti-Corruption Laws; Anti-Money Laundering Laws	~~80~~88

SECTION 5.14. Collateral Documents	88

SECTION 5.15. COVID	89

ARTICLE VI COVENANTS OF THE COMPANY	~~80~~89

SECTION 6.01. Financial Covenants	~~80~~89

SECTION 6.02. Reporting Covenants	~~81~~90

SECTION 6.03. Affirmative Covenants	~~83~~92

SECTION 6.04. Negative Covenants	~~85~~95

ARTICLE VII EVENTS OF DEFAULT	~~87~~99

SECTION 7.01. Events of Default	~~87~~99

SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release	~~89~~103

ARTICLE VIII THE ADMINISTRATIVE AGENT	~~92~~107

SECTION 8.01. Authorization and Action	~~92~~107

SECTION 8.02. Reliance, Etc.	~~92~~107

SECTION 8.03. The Agents and their Affiliates as Lenders	~~93~~108

SECTION 8.04. Lender Credit Decision	~~93~~108

SECTION 8.05. Indemnification	~~93~~108

SECTION 8.06. Successor Administrative Agent	~~94~~108

SECTION 8.07. No Other Duties, Etc.	~~94~~109

SECTION 8.08. Incorrect Payment	~~94~~109

SECTION 8.09. Collateral Matters	112

SECTION 8.10. Credit Bidding	114

SECTION 8.11. Appointment as Hypothecary Representative	115

ARTICLE IX MISCELLANEOUS	~~97~~115

SECTION 9.01. Amendments, Etc.	~~97~~115

SECTION 9.02. Notices, Etc.	~~98~~117

SECTION 9.03. No Waiver; Remedies	~~101~~120

SECTION 9.04. Costs and Expenses	~~101~~120

SECTION 9.05. Rights of Set-off; Payments Set Aside	~~103~~121

SECTION 9.06. Binding Effect	~~103~~122

SECTION 9.07. Assignments and Participations	~~103~~122

SECTION 9.08. No Liability of the Issuing Banks	~~109~~127

SECTION 9.09. Governing Law	~~109~~128

SECTION 9.10. Execution in Counterparts	~~109~~128

SECTION 9.11. Confidentiality	~~110~~128

SECTION 9.12. Submission to Jurisdiction; Service of Process	~~110~~129

SECTION 9.13. WAIVER OF JURY TRIAL	~~111~~130

SECTION 9.14. Judgment Currency	~~111~~130

SECTION 9.15. European Monetary Union	~~112~~130

SECTION 9.16. USA PATRIOT Act	~~112~~131

SECTION 9.17. Continued Effectiveness	~~112~~131

SECTION 9.18. Entire Agreement	~~112~~131

SECTION 9.19. No Fiduciary Duty	~~113~~131

SECTION 9.20. Certain ERISA Matters	~~113~~132

ARTICLE X GUARANTY	~~114~~133

SECTION 10.01. Guaranty	~~114~~133

SECTION 10.02. Authorization; Other Agreements	~~115~~134

SECTION 10.03. Guaranty Absolute and Unconditional	~~116~~135

SECTION 10.04. Waivers	~~117~~136

SECTION 10.05. Reliance	~~117~~136

SECTION 10.06. Waiver of Subrogation and Contribution Rights	~~118~~136

SECTION 10.07. Subordination	~~118~~137

SECTION 10.08. Default; Remedies	~~119~~137

SECTION 10.09. Irrevocability	~~119~~137

SECTION 10.10. Setoff	~~119~~138

SECTION 10.11. No Marshaling	~~119~~138

SECTION 10.12. Enforcement; Amendments; Waivers	~~119~~138

SCHEDULES AND EXHIBITS

SCHEDULES

Schedule I	-	Commitments

Schedule II	-	Material Subsidiaries

Schedule III	-	Non-US Collateral Documents

Schedule IV	-	Additional Letters of Credit and Bilateral Lines

Schedule 2.04	-	Existing Letters of Credit

Schedule 5.02	-	Consents

Schedule 5.05	-	Litigation

Schedule 5.10	-	Environmental Matters

Schedule 6.04(a)	-	Existing Liens

EXHIBITS

Exhibit A	-	Form of Revolving Loan Note

Exhibit B-1	-	Form of Notice of Revolving Loan Borrowing

Exhibit B-2	-	Form of Notice of Conversion or Continuation

Exhibit C-1	-	Form of Assignment and Acceptance

Exhibit C-2	-	Form of Participation Agreement

Exhibit C-3	-	Form of New Commitment Acceptance

Exhibit D	-	Form of Euro Borrower Designation

Exhibit E	-	Form of Swing Loan Request

Exhibit F	-	Form of U.S. Tax Compliance Certificate

Exhibit G	-	Form of Intercompany Subordination Agreement

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of June 17, 2022, among FMC CORPORATION, a Delaware corporation (“U.S. Borrower”) and the Euro Borrowers (as defined below), in each case, party hereto from time to time (the Euro Borrowers together with the U.S. Borrower, collectively the “Borrowers”), the lenders and issuing banks listed on the signature pages hereof under the heading “Lenders” and the other Lenders (as defined below) party hereto from time to time, BANK OF AMERICA, N.A., as syndication agent (the “Syndication Agent”), BNP PARIBAS, COBANK, ACB, JPMORGAN CHASE BANK, N.A., SUMITOMO MITSUI BANKING CORPORATION AND TD BANK, N.A., as co-documentation agents and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder.

WHEREAS, certain of the Borrowers are party to the Fourth Amended and Restated Credit Agreement, dated as of May 26, 2021, among the U.S. Borrower, as borrower, the U.S. Borrower’s foreign subsidiaries party thereto, Citibank, N.A., as administrative agent, and the lenders, issuing banks and other parties party thereto (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the Borrowers have requested, among other things, that the Lenders make certain changes to the Existing Credit Agreement as contained herein and amend and restate the Existing Credit Agreement in whole, without constituting a novation.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree to amend and restate the Existing Credit Agreement in its entirety without constituting a novation, effective on the Effective Date, as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceptance” means an Assignment and Acceptance or a New Commitment Acceptance.

“Additional LC Bank” means Citibank, N.A. in its capacity as issuer of the Additional Letters of Credit, and its successors and assigns.

“Additional LC Obligations” means any and all reimbursement obligations and other liabilities of any Borrower or any of its Subsidiaries owed to the Additional LC Bank in respect of the Additional Letters of Credit.

“Additional Letters of Credit” means, collectively, each of the letters of credit issued by the Additional LC Bank outside of the Letter of Credit Sub-Facility under this Agreement, listed on Schedule IV (Part A) hereto.

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

“Additional Obligations” means, collectively, the Secured Hedging Obligations, Secured Cash Management Obligations, Additional LC Obligations, Citibank Bilateral Obligations and BofA Bilateral Obligations.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means, in respect of any Currency, such account as the Administrative Agent shall designate in a notice to the U.S. Borrower and the Lenders.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Person” has the meaning specified in Sections 2.12(j), 3.05(e), 3.06 and ~~Section 3.08(a)~~Section 3.08(a).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 5% or more of any class of Voting Stock of such Person. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agents” means, collectively, the Administrative Agent~~, the Collateral Agent~~ and the Syndication Agent.

“Alternate Currency” means Euros and any other lawful currency other than Dollars (approved by the Administrative Agent and each Lender) which is freely transferable into Dollars.

“Anniversary Date” has the meaning specified in Section 2.15(a).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq and the Corruption of Foreign Public Officials Act (Canada).

“Anti-Money Laundering Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to money laundering, including without limitation the Patriot Act, Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada), and the United Nations Act (Canada).

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Applicable Lending Office” means, with respect to each Lender, and for each Type and Currency of Loan, such Lender’s Domestic Lending Office in the case of a Base Rate Loan or a SOFR Loan and such Lender’s EURIBOR Lending Office in the case of a EURIBOR Loan.

“Applicable Margin” means, as of any date, the applicable margin set forth under the Adjusted Term SOFR/EURIBOR or Base Rate column set forth below, as applicable, based upon the Public Debt Rating in effect on such date:

PUBLIC DEBT RATING S&P/MOODY’S	ADJUSTED TERM SOFR/EURIBOR	BASE RATE
Level 1 A / A2 or higher	0.805%	0.000%
Level 2 A- / A3	0.910%	0.000%
Level 3 BBB+ / Baa1	1.025%	0.025%
Level 4 BBB / Baa2	1.125%	0.125%
Level 5 BBB- / Baa3	1.200%	0.200%
Level 6 BB+ / Ba1 or lower	1.375%	0.375%
Level 7 BB / Ba2 or lower	1.700%	0.700%

“Applicable Percentage” means, as of any date, the applicable percentage set forth below under the Facility Fee column based upon the Public Debt Rating in effect on such date:

PUBLIC DEBT RATING S&P/MOODY’S	FACILITY FEE
Level 1 A / A2 or higher	0.070%
Level 2 A- / A3	0.090%
Level 3 BBB+ / Baa1	0.100%

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

PUBLIC DEBT RATING S&P/MOODY’S	FACILITY FEE
Level 4 BBB / Baa2	0.125%
Level 5 BBB- / Baa3	0.175%
Level 6 BB+ / Ba1 or lower	0.250%
Level 7 BB / Ba2 or lower	0.300%

“Arrangers” means Citibank and BofA Securities, Inc., in their respective capacities as joint lead arrangers.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-1 hereto.

“Available Amount” means, at any time, with respect to any Letter of Credit, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing), provided that if any Letter of Credit provides for future increases in the maximum amount available to be drawn under such Letter of Credit, then the “Available Amount” of such Letter of Credit shall mean, at any time, the maximum amount available to be drawn under such Letter of Credit after taking into account all increases in the availability thereunder.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.18(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings).

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

“Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

(a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as its “base rate”;

(b) the Federal Funds Rate plus 1/2 of 1%; and

(c) Adjusted Term SOFR for a one-month tenor in effect on such day (including the interest rate floors set forth therein) plus 1%;

provided that the Base Rate shall not be less than zero.

“Base Rate Loan” means a Loan denominated in Dollars which bears interest as provided in Section 2.08(a)(i).

“Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Benchmark” means, initially (i) with respect to any amounts denominated in USD, the Term SOFR Reference Rate and (ii) with respect to any amounts denominated in Euros, EURIBOR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, EURIBOR or the then-current Benchmark for such Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.18(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, for purposes of clause (a)(ii) or (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the U.S. Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time.

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Currency:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to such Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18 and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18.

“Beneficial Ownership Certificate” has the meaning specified in Section 4.01(a)(vii).

“Beneficial Ownership Regulation” has the meaning specified in Section 4.01(a)(vii).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BofA” means Bank of America, N.A., a national banking association.

“BofA Bilateral Lines” means, collectively, those certain bilateral lines of credit between any BofA Bilateral Provider and any Borrower and/or its Subsidiaries described on Schedule IV (Part C) hereto.

“BofA Bilateral Obligations” means any and all reimbursement obligations and other liabilities of any Borrower or any of its Subsidiaries owed to the BofA Bilateral Providers in respect of the BofA Bilateral Lines.

“BofA Bilateral Provider” means BofA or any of its Affiliates, in its capacity as provider of the BofA Bilateral Lines.

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

“Borrowers” has the meaning specified in the recital of parties to this Agreement.

“Borrowers’ Accountants” means KPMG LLP or other independent nationally-recognized public accountants acceptable to the Administrative Agent.

“Borrowing” means a Revolving Loan Borrowing or a Swing Loan Borrowing.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any EURIBOR Loans, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (“TARGET2”) is open.

“Canadian Defined Benefit Plan” means a Canadian Pension Plan which contains a “defined benefit provision” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Canadian Loan Party” shall mean any Loan Party that is incorporated, formed or existing under the federal laws of Canada or any province or territory therein.

“Canadian Pension Event” means: (a) the whole or partial withdrawal of a Canadian Loan Party from a Canadian Defined Benefit Plan; (b) the filing of a notice of intent to terminate in whole or in part a Canadian Defined Benefit Plan or the treatment of a Canadian Defined Benefit Plan amendment as a termination or partial termination; (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have an administrator appointed to administer a Canadian Defined Benefit Plan; (d) any other event or condition which would reasonably be expected to constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of an administrator to administer a Canadian Defined Benefit Plan; (e) the existence of a going concern funding deficiency or solvency liability under a Canadian Defined Benefit Plan; or (f) the existence of a Lien or deemed trust under a Canadian Pension Plan.

“Canadian Pension Plan” means a pension plan for the purposes of any applicable pension benefit standards legislation or regulation in Canada under which a Canadian Loan Party has an obligation or liability (contingent or otherwise) in relation to its Canadian employees or former employees.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease, or, after giving effect to FASB ASC Topic 842, as a finance lease, on a balance sheet of such Person prepared in conformity with GAAP.

“Capital Lease Obligations” means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases.

“Cash Collateralize” means, in respect of an obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars or in an Alternate Currency specified by the Administrative Agent, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (and “Cash Collateralization” has a corresponding meaning).

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

~~“Cash Management Obligations” means all obligations of any Borrower (or any Subsidiary of the U.S. Borrower that are guaranteed by the U.S. Borrower) owed to any Lender or Affiliate of any Lender in respect of customary banking services provided to a Borrower or any of its Affilaites, including account services, treasurer management services, check drawing services, automated payment services (including overdraft protections), ACH transactions, credit card programs, cash pooling services and any other arrangements or similar services to the foregoing.~~

“Cash Management Bank” has the meaning assigned to it in the definition of “Secured Cash Management Obligations”.

“Cash Management Services” has the meaning assigned to it in the definition of “Secured Cash Management Obligations”.

“CGMI” means Citigroup Global Markets Inc.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any of the following: (a) any Person or group of Persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended) of 30% or more of the issued and outstanding Voting Stock of the U.S. Borrower or (b) during any period of twenty-four (24) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the U.S. Borrower (together with any new directors whose election by the board of directors of the U.S. Borrower or whose nomination for election by the stockholders of the U.S. Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

“Citibank” means Citibank, N.A., a national banking association, and its successors.

“Citibank Bilateral Lines” means, collectively, those certain bilateral lines of credit between any Citibank Bilateral Provider and any Borrower and/or its Subsidiaries described on Schedule IV (Part B) hereto.

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“Citibank Bilateral Obligations” means any and all reimbursement obligations and other liabilities of any Borrower or any of its Subsidiaries owed to the Citibank Bilateral Providers in respect of the Citibank Bilateral Lines.

“Citibank Bilateral Provider” means Citibank or any of its Affiliates, in its capacity as provider of the Citibank Bilateral Lines.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Co-Documentation Agents” has the meaning specified in the recital of parties to this Agreement.

“Collateral” means all property in which the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, is granted a Lien under the Collateral Documents, all property described in any of the Collateral Documents as security for any Obligations, and all other property which now or hereafter secures (or is intended to secure) any Obligations.

“Collateral ~~Agent” means Citibank, N.A., as~~Documents” means the US ~~c~~Collateral ~~agent~~Documents and the Non-US Collateral Documents.

“Commitment” means, as to any Lender, (i) the Dollar amount set forth opposite its name on Schedule I hereto or (ii) if such Lender has entered into one or more Acceptances, the amount set forth for such Lender in the Register, in each case as the same may be increased or reduced as expressly provided herein (including, without limitation, pursuant to Sections 2.06, 2.15(c), 3.08 and 9.07).

“Confidential Information” has the meaning set forth in Section 9.11 hereto.

“Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate” (if applicable), the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 9.04(c) and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

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“Consolidated” refers to the consolidation of accounts of the U.S. Borrower and its Subsidiaries in accordance with GAAP.

“Constituent Documents” means, with respect to any Person, (a) the articles of incorporation and/or organization, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, shareholder agreements or operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock.

“Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any greenhouse gas, petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

“Continuation”, “Continue” and “Continued” each refer to a continuation of SOFR Loans or EURIBOR Loans for an additional Interest Period pursuant to Section 2.14.

“Contractual Obligation” means, as to any Person, any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Conversion”, “Convert” and “Converted” each refer to a conversion of Revolving Loans of one Type into Revolving Loans of the other Type pursuant to Section 2.14.

~~“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.~~

“Covenant Relief Period” means the period commencing on November 7, 2023, and ending on (and including) the Covenant Relief Period Termination Date.

“Covenant Relief Period Termination Date” means the earlier of (a) December 31, 2028 and (b) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from the U.S. Borrower; provided that, with respect to clause (b) hereof, no Event of Default or Default shall have occurred and be continuing.

“Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of the U.S. Borrower (a) stating that the U.S. Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date set forth in such certificate (which date shall be no earlier than the date of the certificate) delivered to the Administrative Agent and (b) certifying that (x) the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the U.S. Borrower did not exceed 3.75 to 1.00, (y) the Interest Coverage Ratio, as determined as of the last day of the most recently ended Fiscal Quarter, for the four consecutive Fiscal Quarters of the U.S. Borrower ending on such day, was not less than 3.50 to 1.00, and (z) at the time of and immediately after the Covenant Relief Period Termination Date, no Event of Default or Default shall have occurred and be continuing.

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“CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012.

“Currency” means Dollars or any Alternate Currency.

“Customary Permitted Liens” means, with respect to any Person, any of the following Liens:

(a) Liens for taxes, assessments, governmental charges, claims or levies in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established;

(b) Liens of landlords, liens in favor of utilities and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law or contract which were incurred in the ordinary course of business and (i) which secure amounts not yet due or (ii)(A) which do not in the aggregate materially detract from the value of such property (other than immaterial property) or materially impair the use thereof in the operation of the business of any Person or (B) which Liens (or the amounts secured thereby) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Lien and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established;

(c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of trade contracts, bids, tenders, statutory and regulatory obligations, sales, contracts (other than for the repayment of borrowed money), appeal bonds, leases, government contracts or customs bonds and other similar obligations incurred in the ordinary course of business;

(d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

(e) encumbrances, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Person;

(f) encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted at such real property;

(g) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business;

(h) Liens arising from judgments, decrees or attachments and Liens securing appeal bonds arising from judgments, in each case in circumstances not constituting an Event of Default, provided that no cash or property is deposited or delivered to secure any such judgment or award;

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(i) Liens on property of a Person or a business that are existing at the time such Person or business is acquired pursuant to an acquisition not prohibited by Section 6.04(b), provided that such Liens were not placed on such property in contemplation of the consummation of the acquisition and do not extend to any property other than those of the Person or the business so acquired (and proceeds and products of any of the foregoing);

(j) Liens encumbering goods under production and arising from progress or partial payments by the U.S. Borrower or any Subsidiary relating to the underlying goods;

(k) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the U.S. Borrower or any Subsidiary in the ordinary course of business;

(l) Liens under ERISA to the extent the creation thereof would not breach the representation made in Section 5.09 if made immediately after such creation;

(m) Liens on any proceeds (including, without limitation, insurance, condemnation and eminent domain proceeds) or products of any property, a lien over which is a Lien permitted by Section 6.04(a); and

(n) Liens arising solely by virtue of any statutory or common law provisions relating to (i) banker’s liens, (ii) liens in favor of securities intermediaries and (iii) rights of set off or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries, including Liens arising under Article 24 of the general terms and conditions of any member of the Dutch Bankers’ Association or any similar term applied by a financial institution in the Netherlands pursuant to its general terms and conditions.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Default Interest” has the meaning specified in Section 2.08(b).

“Defaulting Lender” means at any time, subject to Section 2.16(e), (i) any Lender that has failed to comply with its obligations under this Agreement to make a Loan, make a payment to any Issuing Bank in respect of a Letter of Credit, make a payment to any Swing Loan Lender in respect of a Swing Loan or pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (each a “Funding Obligation”) within two Business Days of the date such Funding Obligation was required to be funded hereunder unless such Lender notifies the Administrative Agent and the U.S. Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) any Lender that has notified the Administrative Agent, the U.S. Borrower, the Issuing Banks or the Swing Loan Lenders in writing, or has stated publicly, that it does not intend to comply with its Funding Obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which

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condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has defaulted on its funding obligations under any other loan agreements or credit agreements generally, (iv) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the U.S. Borrower, failed to confirm in writing to the Administrative Agent and the U.S. Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s and the U.S. Borrower’s receipt of such written confirmation), (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (vi) any Lender that has, or has a Parent Company that has, become the subject of a Bail-in Action (provided, in each case, that neither the reallocation of Funding Obligations provided for in Section 2.16 as a result of a Lender’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated Funding Obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). Notwithstanding anything to the contrary above, any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.16(e)) upon notification of such determination by the Administrative Agent to the U.S. Borrower, the Issuing Banks, the Swing Loan Lenders and the Lenders.

“Designated Borrower” means any Euro Borrower designated pursuant to a Euro Borrower Designation.

“Disclosure Documents” means the U.S. Borrower’s annual report on Form 10-K for December 31, 2021 and any amendments thereto filed by the U.S. Borrower with the SEC.

“Documentary Letter of Credit” means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by the U.S. Borrower or any of its Subsidiaries in the ordinary course of its business.

“Dollar Equivalent” means, with respect to any amount denominated in an Alternate Currency, the amount of Dollars that would be required to purchase such amount of such Alternate Currency, based upon the rate at which such Alternate Currency may be exchanged for Dollars (x) in the case of an amount denominated in any Alternate Currency other than Euros, in the London foreign exchange market at approximately 11:00 A.M. London time or (y) in the case of an amount denominated in Euros, in the London foreign exchange market at approximately 10:00 A.M. London time or, at the request of the Borrower, 11:00 A.M., Brussels time, in each case for delivery two Business Days thereafter; provided that, solely for purposes of calculating the amount of any fronting fee payable to any Issuing Bank pursuant to Section 2.05(b) that is otherwise calculated in Euros or the amount of any Reimbursement Obligations owing to any Issuing Bank pursuant to Section 3.04(g) or 3.04(h) in respect of any Letter of Credit denominated in Euros, “Dollar Equivalent” shall be the amount of Dollars that would be required to purchase such amount of Euros, based upon the rate determined by such Issuing Bank through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made.

“Dollar Revolving Loan” has the meaning specified in Section 2.01(a).

“Dollars” and “$” mean lawful money of the United States of America.

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“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the U.S. Borrower and the Administrative Agent.

“Domestic Subsidiary” means any Subsidiary of the U.S. Borrower organized under the laws of any state of the United States of America or the District of Columbia or any entity disregarded for U.S. tax purposes wholly owned by the U.S. Borrower or a Domestic Subsidiary.

“Dutch Borrower” means any Borrower that is organized under the laws of the Netherlands.

“Dutch Non-Public Lender” means:

(i) until the publication of an interpretation of “public” as referred to in the CRR by the competent authority/ies: an entity which (x) assumes rights and/or obligations vis-à-vis a Dutch Borrower, the value of which is at least EUR 100,000 (or its equivalent in another currency), (y) which provides repayable funds for an initial amount of at least EUR 100,000 (or its equivalent in another currency) or (z) otherwise qualifies as not forming part of the public), and

(ii) as soon as the interpretation of the term “public” as referred to in the CRR has been published by the competent authority/ies: an entity which is considered not to form part of the public on the basis of such interpretation.

“EBITDA” means, for any period, net income for such period, plus, (a) without duplication and to the extent deducted from revenues in determining net income for such period, the sum of (i) the aggregate amount of interest expense for such period, (ii) the aggregate amount of income and franchise tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) all other non-cash charges and non-cash losses for such period, (v) all Non-Recurring Items for such period, (vi) all fees, expenses and charges incurred in connection with or arising as a result of any proposed or actual acquisitions, investments, asset sales or divestitures, and (vii) during the Covenant Relief Period, non-recurring cash restructuring charges in an amount not to exceed $100,000,000, minus, (b) without duplication and to the extent added to revenues in determining net income for such period, the sum of (i) all non-recurring non-cash gains during such period, (ii) the amount of cash used during such period to the extent charged against net income in a different period (excluding any item under clause (a)(vi) above) and (iii) the amount of cash used during such period relating to any Non-Recurring Items included in clause (a)(v) of this definition, all as determined on a consolidated basis with respect to the U.S. Borrower and its Subsidiaries in accordance with GAAP. For the purposes of calculating EBITDA for any period, if during such period the U.S. Borrower or any Subsidiary shall have made an acquisition, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is subject to the supervision of a Resolution Authority, (b) any entity established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country (or, to the extent that the United Kingdom is not an EEA Member Country, the United Kingdom), which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

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“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” has the meaning set forth in Section 4.01.

“Eligible Assignee” means a Lender, any Affiliate of such Lender and any other Person approved in writing by the Administrative Agent, the Issuing Banks, the Swing Loan Lenders and the U.S. Borrower, to the extent such written approval is required under Section 9.07(a); provided that for the purposes of any Loan owed by a Dutch Borrower, each Eligible Assignee shall be a Dutch Non-Public Lender; provided further, that none of the following shall be an Eligible Assignee: (i) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (ii) any Borrower or any Affiliates of such Borrower or (iii) any Defaulting Lender.

“Eligible Jurisdiction” means the United States (and each state thereof and the District of Columbia), Canada, Switzerland, the Netherlands, Singapore and other jurisdictions as mutually agreed between the U.S. Borrower and the Administrative Agent.

“EMU” means economic and monetary union as contemplated in the Treaty on European Union.

“EMU Legislation” means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

“Environmental Law” means any federal, state, provincial or territorial or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or hazardous materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

“Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

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“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person, trade or business (whether or not incorporated) that, for purposes of Title IV of ERISA is a member of the U.S. Borrower’s controlled group, or is treated as a “single employer” within the meaning of Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means, with respect to any Person, (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA with respect to a termination described in Section 4041(c)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under the minimum funding standards of ERISA; (f) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA.

“Erroneous Payment” has the meaning specified in Section 8.08(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 8.08(d)(i).

“Erroneous Payment Impacted Class” has the meaning specified in Section 8.08(d)(i).

“Erroneous Payment Return Deficiency” has the meaning specified in Section 8.08(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 8.08(e).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

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“EURIBOR” means, for any Interest Period, the rate per annum appearing on the applicable Bloomberg screen (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the Euro interbank market, the “Screen Rate”) as the Euro interbank offered rate administered by the European Money Markets Institute (or any other Person which takes over administration of that rate) for deposits in Euros at approximately 11:00 A.M. (Brussels time) on the second TARGET Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period; provided that if EURIBOR as so determined shall ever be less than the Floor, then EURIBOR shall be deemed to be the Floor; provided further, that if the applicable Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the relevant currency, then EURIBOR shall be the Interpolated Rate at such time.

“EURIBOR Lending Office” means, with respect to any Lender, the office of such Lender specified as its “EURIBOR Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the U.S. Borrower and the Administrative Agent.

“EURIBOR Loan” means a Loan denominated in Euros which bears interest as provided in Section 2.08(a)(iv).

“EURIBOR Reserve Percentage” of any Lender for any Interest Period for any EURIBOR Loan means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

“Euro” means the single currency of Participating Member States of the European Union.

“Euro Borrower” means each ~~of FMC Finance B.V., a company organized and existing under the laws of the Netherlands, and FMC Chemicals Netherlands B.V., a company organized and existing under the laws of the Netherlands, and any other~~ Foreign Subsidiary~~; provided~~ that ~~such other Foreign Subsidiary~~ (i) is designated a “Euro Borrower” for purposes of this Agreement by the U.S. Borrower in a written notice in substantially the form of Exhibit D hereto (each, a “Euro Borrower Designation” and each Euro Borrower designated thereby, a “Designated Borrower”), (ii) is approved as a Euro Borrower by the Administrative Agent and each Lender and (iii) joins this Agreement, the Guarantee and Collateral Agreement and the other Loan Documents pursuant to documentation satisfactory to the Administrative Agent ~~(including such guaranties as the Administrative Agent may require)~~. For the avoidance of doubt, it is hereby acknowledged and agreed that, effective as of the Sixth Amendment Effective Date, each of FMC Finance B.V. and FMC Chemicals Netherlands B.V. shall no longer constitute an Euro Borrower hereunder.

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“Euro Borrower Designation” has the meaning specified in the definition of “Euro Borrower”.

“Euro Revolving Loan” has the meaning specified in Section 2.01(a).

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Events of Default” has the meaning specified in Section 7.01.

~~“Excluded Assets” means (i) shares of stock or “Debt” of any “Restricted Subsidiary” of the U.S. Borrower and (ii) “Principal Property” of the U.S. Borrower or its subsidiaries, in each case, as such terms are defined in the Existing Indentures.~~

“Excluded Hedging Obligations” means, with respect to any Guarantor, any Secured Hedging Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Secured Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Secured Hedging Obligation. If a Secured Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Secured Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Representations” means the representations and warranties set forth in Sections 5.04 and 5.05.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 3.08) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(g) and (d) any withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning specified in the recitals hereto.

~~“Existing Indentures” means the indentures governing U.S. Borrower’s 3.200% Unsecured Senior Notes due 2026, 3.450% Unsecured Senior Notes due 2029, 5.650% Unsecured Senior Notes due 2033, 4.500% Unsecured Senior Notes due 2049 and 6.375% Unsecured Senior Notes due 2053.~~

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FMC CORPORATION

“Existing Letters of Credit” means each “Letter of Credit” issued pursuant to the terms of, and as defined in, the Existing Credit Agreement and outstanding on the Effective Date and listed on Schedule 2.04.

“Facility” means the Commitments and the provisions herein relating to the Revolving Loans, Swing Loans and Letters of Credit.

“Farm Credit System” means a federally chartered network of borrower-owned lending institutions comprised of cooperatives and related service organizations regulated by the Farm Credit Administration.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FDIC” means the Federal Deposit Insurance Corporation or any successor.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that the Federal Funds Rate shall not be less than zero.

“Fee Letter” means that certain Fee Letter in respect of the Facility, dated as of May 24, 2022, between the U.S. Borrower and CGMI.

“Fifth Amendment Effective Date” means December 8, 2025.

“Final Termination Date” means, at any time, the latest occurring Termination Date in effect at such time.

“Financial Covenant Debt” of any Person means Indebtedness of the type specified in clauses (a), (b), (c), (d), (e), (f), (g) and (h) of the definition of “Indebtedness”; provided however, that (i) in the case of clause (c), such obligations shall be included in this definition of Financial Covenant Debt only to the extent such obligations are in respect of unreimbursed drawings under letters of credit, and (ii) that Guaranty Obligations supported by a Letter of Credit shall not, to the extent so supported, be included in this definition of Financial Covenant Debt.

“Fiscal Quarter” means each of the three month periods ending on March 31, June 30, September 30 and December 31.

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FMC CORPORATION

“Fiscal Year” means the twelve month period ending on December 31.

~~“Fitch” means Fitch Ratings, a subsidiary of Fitch Ratings Inc., or any successor by merger or consolidation to its business.~~

“Floor” means a rate of interest equal to 0.0%.

“FMC’s Business” means the business of developing, manufacturing and/or selling, and providing research and development, marketing and/or other services and support for, chemical-based and formulated products and related organic and inorganic materials and any business reasonably related, incidental, complementary or ancillary thereto.

“Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of an Alternate Currency that could be purchased with such amount of Dollars using the reciprocal of foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent.

“Foreign Credit Line” means a credit facility or similar credit arrangement (including any arrangement in connection with vendor financing) made available by a financial institution to Foreign Subsidiaries or their customers, as applicable.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary” means any Subsidiary of the U.S. Borrower that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, except that, with respect to the determination of compliance by the U.S. Borrower with the covenant set forth in Section 6.01, “GAAP” shall mean such principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited financial statements of the U.S. Borrower referred to in Section 5.03.

“Governmental Authority” means any nation, sovereign or government, any state, provincial, territorrial or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, including any central bank and any supra-national bodies (such as the European Union or the European Central Bank).

“Granting Lender” has the meaning specified in Section 9.07(a).

“Guarantied Obligations” has the meaning specified in Section 10.01(a).

“Guarantor” ~~has the meaning specified in Section 10.01(a)~~means (i) the U.S. Borrower, (ii) the Euro Borrowers, and (iii) each Subsidiary Guarantor.

“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement, dated as of the Sixth Amendment Effective Date, among the Borrowers, the Subsidiary Guarantors from time to time party thereto and the Administrative Agent.

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FMC CORPORATION

“Guaranty” means the U.S. Borrower’s guaranty of the Guarantied Obligations of the Euro Borrowers and the Swing Loan Borrower under this Agreement as set forth in Article X (Guaranty) hereof.

“Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments outside of the ordinary course of business, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

“Hedge Termination Value” means, in respect of any one or more Secured Hedging Obligations, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Contracts, (a) for any date on or after the date such Secured Hedging Obligations have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the net mark-to-market value(s) for such Secured Hedging Obligations, as reflected in the most recently delivered financial statements under Section 6.02(a).

“Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

“Increasing Lender” means, in connection with any increase in the aggregate amount of the Commitments pursuant to Section 2.06(b), a Lender whose Commitment is increased pursuant to Section 2.06(b)(vi).

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FMC CORPORATION

“Indebtedness” of any Person means, as of any date of determination, without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds (other than surety and performance bonds, which are covered in clause (c) below), debentures or similar instruments or that bear interest, (c) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business that are not overdue, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all net obligations payable by such Person in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

“Indemnified Party” has the meaning specified in Section 9.04(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Intercompany Subordination Agreement” shall have the meaning assigned to such term in Section 6.04(n).

“Interest Coverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis for any period, the ratio of EBITDA for such period to Net Consolidated Interest Expense for such period.

“Interest Income” means, for the U.S. Borrower and its Subsidiaries on a Consolidated basis for any period, total interest income for such period on a Consolidated basis in conformity with GAAP.

“Interest Period” means, with respect to each SOFR Loan and EURIBOR Loan, the period commencing on the date of such SOFR Loan or EURIBOR Loan and ending one, three or six calendar months thereafter (in each case, subject to the availability for the interest rate applicable to the relevant Currency), as the U.S. Borrower (on its own behalf and on behalf of any other Borrower) may, upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third U.S. Government Securities Business Day or third Business Day, as applicable, prior to the first day of such Interest Period, select; provided that:

(i) the U.S. Borrower may not select any Interest Period that ends after the Final Termination Date;

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FMC CORPORATION

(ii) Interest Periods commencing on the same date for Revolving Loans comprising part of the same Revolving Loan Borrowing shall be of the same duration;

(iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided in the case of any Interest Period for a SOFR Loan or a EURIBOR Loan, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

(iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(v) no tenor that has been removed from this definition pursuant to Section 2.18(d) shall be available for specification in such Notice of Revolving Loan Borrowing or Notice of Conversion or Continuation.

“Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available in the relevant currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which that Screen Rate is available in the relevant currency) that exceeds the Impacted Interest Period, in each case, at such time; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Investment” means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any security issued by, (ii) a beneficial interest in any security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business, and (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person.

“IRB Obligations” means the variable rate industrial and pollution control revenue bonds of the U.S. Borrower that are supported by letters of credit set forth on Schedule 2.04 (Existing Letters of Credit).

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FMC CORPORATION

“Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms “Issued” and “Issuance” shall have a corresponding meaning

“Issuing Bank” means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an “Issuing Bank” or (b) hereafter becomes an Issuing Bank with the approval of the Administrative Agent and the U.S. Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the U.S. Borrower to be bound by the terms hereof applicable to Issuing Banks.

“L/C Cash Collateral Account” has the meaning specified in Section 7.02(b).

“L/C Cash Collateral Account Collateral” has the meaning specified in Section 7.02(b).

“L/C Cash Collateral Account Investments” has the meaning specified in Section 7.02(c).

“L/C Cash Collateral Account Obligations” has the meaning specified in Section 7.02(e)(i).

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company. Notwithstanding anything to the contrary above, a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in such Lender or its Parent Company by any Governmental Authority.

“Lenders” means the Lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07 and shall include the Swing Loan Lenders and the Issuing Banks.

“Letter of Credit” has the meaning specified in Section 2.04.

“Letter of Credit Commitment” means, as to any Issuing Bank, (i) the Dollar amount set forth opposite its name on Schedule I hereto or (ii) such other amount as agreed to by the Issuing Bank and the U.S. Borrower.

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FMC CORPORATION

“Letter of Credit Loan” means a payment by an Issuing Bank of a draft drawn under any Letter of Credit pursuant to Section 3.04 or, without duplication, a payment by a Lender in respect thereof pursuant to Section 3.04.

“Letter of Credit Obligations” means, at any time, the aggregate of all liabilities at such time of the U.S. Borrower and the Euro Borrowers to all Issuing Banks with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations in respect of the Letters of Credit at such time and (b) the Letter of Credit Undrawn Amounts at such time.

“Letter of Credit Reimbursement Agreement” has the meaning specified in Section 3.04(d).

“Letter of Credit Request” has the meaning specified in Section 3.04(b).

“Letter of Credit Sub-Facility” has the meaning specified in Section 2.04.

“Letter of Credit Sublimit” means $400,000,000.

“Letter of Credit Undrawn Amounts” means, at any time, the aggregate undrawn amount of all Letters of Credit outstanding at such time.

“Leverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Financial Covenant Debt as of such date minus the aggregate amount of unrestricted cash and cash equivalents (as each such term is defined in accordance with GAAP) of the U.S. Borrower and its Subsidiaries as of such date in excess of $150,000,000 (it being understood and agreed that any proceeds of any issuance by the U.S. Borrower and its Subsidiaries of unsecured debt securities, other debt securities or borrowing of term loans, in each case, in connection with financing an acquisition, investment, refinancing or other transaction (to the extent such proceeds are held or placed into escrow prior to being applied to consummate such transaction) shall be deemed to be unrestricted for purposes of this definition) to (b) EBITDA for the last four Fiscal Quarters ending on or before such date.

“Lien” means any mortgage, deed of trust, pledge, hypothecs, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), intellectual property license, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC, PPSA or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor.

“Loan Documents” means this Agreement, the Collateral Documents, the Intercompany Subordination Agreements, the Notes, each Letter of Credit and each certificate, agreement or document executed by a Borrower and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

“Loan Parties” means the Borrowers and the other Guarantors.

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FMC CORPORATION

“Loans” means all Revolving Loans, all Swing Loans and all Letter of Credit Loans.

“Local Time” means, with respect to any Loan denominated, or any payment to be made, in Dollars, New York City time, and with respect to any Loan denominated, or any payment to be made, in an Alternate Currency, the local time in the Principal Financial Center for such Alternate Currency.

“Margin Regulations” means, collectively, Regulations T, U and X, as from time to time in effect, and any regulation replacing the same, of the Board of Governors of the Federal Reserve System, or any successor thereto.

“Material Adverse Change” means a material adverse change in any of (a) the business, condition (financial or otherwise), operations or properties of the U.S. Borrower and its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of any Loan Document, (c) the ability of the Borrowers to repay the Obligations or to perform their respective obligations under the Loan Documents or (d) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

“Material Adverse Effect” means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

“Material Assets” means (a) any asset that constitutes Collateral, (b) any asset or group of related assets with a fair market value in excess of $25,000,000 and (c) any Material IP.

“Material IP” means any intellectual property owned by any Loan Party that is material to the operation of the business of such Loan Party and its Subsidiaries, taken as a whole.

“Material Subsidiary” means (i) any Subsidiary of the U.S. Borrower that is a Borrower or a Subsidiary Guarantor and (ii) any Subsidiary of the U.S. Borrower from time to time in which the U.S. Borrower has an Investment, direct or indirect, of at least $50,000,000 (excluding Investments by such Subsidiary in other Subsidiaries in the form of Stock or Stock Equivalents), which Subsidiaries on the Effective Date are listed on Schedule II hereto.

“Moody’s” means Moody’s Investors Service, Inc., or any successor by merger or consolidation to its business.

“Multiemployer Plan” of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, and which is a defined benefit plan, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions.

“Multiple Employer Plan” of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or Section 4069 of ERISA in the event such plan has been or were to be terminated.

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FMC CORPORATION

“Net Consolidated Interest Expense” means, for any period, Consolidated interest expense for such period less the sum of (x) amortization of debt discount and premium for such period and (y) Interest Income for such period.

“New Commitment Acceptance” means a New Commitment Acceptance executed and delivered by a New Lender, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-3 hereto.

“New Lender” means, for purposes of Sections 2.06(b), 2.15(c) and 9.07(c), an Eligible Assignee, approved by the Administrative Agent and the Issuing Banks and Swing Loan Lenders (which approval shall not be unreasonably withheld), that the U.S. Borrower has requested to become a Lender hereunder pursuant to said Section 2.06(b) or 2.15(c).

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all affected Lenders in accordance with the terms of Section 9.01 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.

“Non-Guarantor Subsidiary” means any Subsidiary of the U.S. Borrower that is not a Guarantor.

“Non-Recurring Items” means, to the extent reflected in the determination of net income for any period, provisions for restructuring, discontinued operations, special reserves or other similar charges, including write-downs or write-offs of assets (other than write-downs resulting from foreign currency translations).

“Non-US Collateral Documents” means, collectively, each of the documents listed on Schedule III, each other security document governed by the laws of any Eligible Jurisdiction (other than the United States or any state thereof or the District of Columbia) executed and delivered (or caused to be delivered) to the Administrative Agent pursuant to this Agreement or any other Loan Document, and each other agreement, instrument or document that creates or purports to create a Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties.

“Note” means a Revolving Loan Note.

“Notice of Revolving Loan Borrowing” has the meaning specified in Section 3.01(a).

“Obligations” means (a) principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Borrower or the Swing Loan Borrower, (b) all other amounts from time to time owing (including without limitation with respect to any Letters of Credit) to the Lenders or the Administrative Agent by any Borrower or the Swing Loan Borrower under this Agreement pursuant hereto or to its Euro Borrower Designation, as applicable, and under the Notes, (c) any Erroneous Payment Subrogation Rights, in each case strictly in accordance with the terms hereof, and (d) ~~upon the occurrence of any Ratings Trigger Event, any (i) Cash Management Obligations and (ii) direct~~Additional Obligations; provided, however, that the definition of “Obligations” shall not create any guarantee by any Guarantor of (or grant of security

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interest by any Guarantor to support, as applicable) any Excluded Hedging Obligations of such Guarantor for purposes of determining any obligations of any ~~Borrower (or any Subsidiary of the U.S. Borrower that are guaranteed by the U.S. Borrower) under any Hedging Contract to the extent owed to any Lender or Affiliate of any Lender and provided that such Lender or Affiliate has appointed the Collateral Agent as its agent under the applicable Hedging Contract with respect to the Required Credit Support.~~Guarantor.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.08).

“Overdraft Advance Interest Rate” means the rate of interest applicable to Overdraft Advances as set forth in the Overdraft Documents.

“Overdraft Advances” has the meaning specified in Section 3.03(f).

“Overdraft Documents” means the documents, agreements and instruments from time to time governing the Overdraft Facility, as the same may be amended, supplemented or otherwise modified from time to time.

“Overdraft Facility” has the meaning specified in Section 3.03(f).

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, that is the direct or indirect parent of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Stock of such Lender.

“Participant Register” has the meaning specified in Section 9.07(f).

“Participating Member State” means each state so described in any EMU Legislation.

“Participation Agreement” means a loan participation agreement in substantially the form of Exhibit C-2 hereto.

“Patriot Act” has the meaning specified in Section 9.16.

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FMC CORPORATION

“Payment Recipient” has the meaning specified in Section 8.08(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, limited liability company, unlimited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“Platform” has the meaning specified in Section 9.02(b)(ii).

“Principal Financial Center” means, in the case of any Currency, the principal financial center of the country of issue of such Currency, as determined by the Administrative Agent.

“property” or “properties” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code of Quebec) in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Debt Rating” means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of long-term senior unsecured, non-credit enhanced debt issued by the U.S Borrower. For purposes of the foregoing:

(a) if no Public Debt Rating shall be available from either S&P or Moody’s, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 7 under the definition of “Applicable Margin” or “Applicable Percentage”, as the case may be;

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(b) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating;

(c) for purposes of the definition of “Applicable Margin” or “Applicable Percentage”, in the event the U.S. Borrower receives, at any time, (a) Public Debt Ratings that are one ratings level apart, for purposes of determining a rating level defined by an “or”, the applicable rating to determine the rates or margins above shall be the higher of such Public Debt Ratings, or (b) Public Debt Ratings that are equal to or greater than two ratings levels apart, the applicable Public Debt Rating to determine the rates or margins above shall be the Public Debt Rating that is one level higher than the lowest Public Debt Rating of the Public Debt Ratings obtained for that period of determination; and

(d) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change.

~~“Qualifying IP Collateral” means (i) all intellectual property owned by the U.S. Borrower as of the Fifth Amendment Effective Date or developed or acquired by the U.S. Borrower following the Fifth Amendment Effective Date and (ii) all licenses of the U.S. Borrower with an Affiliate or third party in respect of intellectual property owned by the U.S. Borrower, provided that in the case of both preceding clauses (i) and (ii), such intellectual property or licenses are (x) not subject to any Liens other than Customary Permitted Liens and (y) following a Ratings Trigger Event, are subject to first priority Liens in favor of the Lenders.~~

“Quarterly Dates” means the first Business Day of each April, July, October and January, commencing on the first such date to occur after the Effective Date.

~~“Ratings Trigger Event” means the occurrence of the U.S. Borrower receiving a Public Debt Rating from any two of S&P, Fitch or Moody’s that is below ‘BB+’ (in the case of S&P and Fitch) or below “Ba1” (in the case of Moody’s), as applicable.~~

“Receivable” means a right to receive payment arising from the sale or lease of goods or services by a Person to another Person.

“Receivables Transaction” means any transaction or series of transactions that may be entered into by the U.S. Borrower or any of its Subsidiaries pursuant to which the U.S. Borrower or any of its Subsidiaries may directly or indirectly sell, convey or otherwise transfer Receivables to another Person, or may grant a security interest in, any Receivables of the U.S. Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Receivables, proceeds of such Receivables and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables.

“Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any Issuing Bank, as applicable.

“Register” has the meaning specified in Section 9.07(d).

“Reimbursement Date” has the meaning specified in Section 3.04(g).

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“Reimbursement Obligations” means all matured reimbursement or repayment obligations of the Borrowers to any Issuing Bank with respect to amounts drawn under Letters of Credit.

“Related Party” has the meaning set forth in Section 9.04(b).

“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

“Relevant Governmental Body” means (i) with respect to a Benchmark or Benchmark Replacement in respect of any Benchmark applicable to Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto, and (ii) with respect to a Benchmark Replacement for any Benchmark applicable to a currency other than Dollars, (a) the central bank for the applicable currency or any central bank or other supervisor which is responsible for supervising (1) such Benchmark or Benchmark Replacement for such currency or (2) the administrator of such Benchmark or Benchmark Replacement for such currency or (b) any working group or committee officially endorsed or convened by: (1) the central bank for such currency, (2) any central bank or other supervisor that is responsible for supervising either (x) such Benchmark or Benchmark Replacement for such currency or (y) the administrator of such Benchmark or Benchmark Replacement for such currency, or (3) the Financial Stability Board, or a committee officially endorsed or convened by the Financial Stability Board, or any successor thereto.

“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

~~“Required Collateral” means, substantially all of the assets of the U.S. Borrower (including Qualifying IP Collateral) other than Excluded Assets and subject to customary exceptions.~~

~~“Required Credit Support” means a perfected first priority lien on the Required Collateral of the U.S. Borrower in favor of the Collateral Agent (for the benefit of itself, the Administrative Agent and the Lenders), subject only to Customary Permitted Liens under the Facility, in form and substance reasonably satisfactory to and subject to exceptions agreed to by the Administrative Agent.~~

“Required Lenders” means Lenders having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding more than 50% of the sum of (a) the aggregate unpaid principal amount of the Loans plus (b) the aggregate Available Amount of all Letters of Credit (computed, in the case of Loans denominated in an Alternate Currency and Letters of Credit denominated in Euros, as the Dollar Equivalent thereof, as determined by the Administrative Agent); provided that, for purposes hereof, neither

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any Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Loans or Available Amount of Letters of Credit or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Loans or Available Amount of Letters of Credit or the total Commitments. For purposes of this definition, (i) the Available Amount of each Letter of Credit and the outstanding amount of each Swing Loan and Letter of Credit Loan shall be considered to be owed to the Lenders ratably according to the amounts of their respective Commitments (less, in the case of any Lender which is a Defaulting Lender as a result of a breach of its obligations under Section 3.03(c) or 3.04(b), the amount in respect of which such Lender is in default) and (ii) the unused Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time in accordance with the second paragraph of Section 9.01.

“Requirement of Law” means, with respect to any Person, the common law and all federal, state, provincial, territorial, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any corporation shall mean any executive officer, chief financial officer, principal accounting officer, treasurer or controller of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

“Revolving Loan” means a Dollar Revolving Loan or a Euro Revolving Loan.

“Revolving Loan Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of a SOFR Borrowing or a EURIBOR Borrowing, having the same Interest Period, made by each of the Lenders pursuant to Section 2.01(a).

“Revolving Loan Note” means a promissory note of a Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Loans made by such Lender to such Borrower.

“Revolving Loan Outstandings” means, at any time, the then aggregate outstanding principal amount of all Revolving Loans (which shall be, in the case of Revolving Loans denominated in a Currency other than Dollars, the Dollar Equivalent thereof at such time).

“S&P” means S&P Global Ratings, a subsidiary of S&P Global Inc., or any successor by merger or consolidation to its business.

“Sanctioned Country” means a country or territory that is subject or the target of a sanctions program administered or enforced by OFAC, the European Union, ~~Her~~His Majesty’s Treasury of the United Kingdom or the United Nations Security Council.

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“Sanctioned Person” means a Person that is the target of Sanctions, including (A) an agency of the government of a Sanctioned Country, (B) an organization owned or controlled by a Sanctioned Country, (C) a Person located, organized or resident in a Sanctioned Country, to the extent the target of Sanctions, or (D) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the government of Canada, the European Union, ~~Her~~His Majesty’s Treasury of the United Kingdom or the United Nations Security Council, or any Person owned 50 percent or more directly or indirectly by any such Person or Persons.

“Sanctions” means economic sanctions administered or enforced by OFAC, the U.S. Department of State, any Governmental Authority of Canada (including by Global Affairs Canada and Public Safety Canada), the European Union, ~~Her~~His Majesty’s Treasury of the United Kingdom or the United Nations Security Council.

“Screen Rate” has the meaning specified in the definition of “EURIBOR”.

“SEC” means the United States Securities and Exchange Commission.

“Secured Cash Management Obligations” means any and all obligations of any Borrower or any of its Subsidiaries owed to (a) the Administrative Agent or an Affiliate thereof, or to any Person that, at the time such obligations were incurred, was the Administrative Agent or an Affiliate thereof, (b) a Person that is a Lender or an Affiliate of a Lender, or (c) any Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred (any such Person, a “Cash Management Bank”), in each case, in respect of customary banking services provided to a Borrower or any of its Affiliates, including account services, treasurer management services, check drawing services, automated payment services (including overdraft protections), ACH transactions, credit card programs, cash pooling services and any other arrangements or similar services to the foregoing (collectively, “Cash Management Services”); provided that obligations owed to any Cash Management Bank described in clause (b) or (c) above (other than the Administrative Agent or an Affiliate thereof) shall not constitute Secured Cash Management Obligations unless they are designated by the U.S. Borrower and the applicable Cash Management Bank as “Secured Cash Management Obligations” under this Agreement in a writing delivered to the Administrative Agent.

“Secured Debt” means, as of any date of determination, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis, the aggregate principal amount of Financial Covenant Debt that is secured by any Lien on any asset or property of the U.S. Borrower or any of its Subsidiaries.

“Secured Hedging Obligations” means any and all obligations of any Borrower or any of its Subsidiaries arising in respect of Hedging Contracts owed to (a) the Administrative Agent or an Affiliate thereof, or to any Person that, at the time such obligations were incurred, was the Administrative Agent or an Affiliate thereof, (b) a Person that is a Lender or an Affiliate of a Lender, or (c) any Person that is a Lender or an Affiliate of a Lender at the time such Hedging Contracts were entered into (any such Person, a “Hedge Bank”); provided that obligations owed to any Hedge Bank described in clause (b) or (c) above (other than the Administrative Agent or an Affiliate thereof) shall not constitute Secured Hedging Obligations unless they are designated by the U.S. Borrower and the applicable Hedge Bank as “Secured Hedging Obligations” under this Agreement in a writing delivered to the Administrative Agent. Notwithstanding the foregoing, “Secured Hedging Obligations” shall not include Excluded Hedging Obligations. The amount of Secured Hedging Obligations as of any date of determination shall be the Hedge Termination Value as of such date.

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“Secured Leverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis as of any date, the ratio of (a) Secured Debt as of such date minus the aggregate amount of unrestricted cash and cash equivalents (as each such term is defined in accordance with GAAP) of the U.S. Borrower and its Subsidiaries as of such date in excess of $150,000,000 to (b) EBITDA for the last four Fiscal Quarters ending on or before such date.

“Secured Parties” means (a) the Lenders, (b) the Agents (including any co-agent or subagent appointed by the Administrative Agent from time to time in accordance herewith), (c) the Issuing Banks, (d) the Cash Management Banks, (e) the Hedge Banks, (f) the Additional LC Bank, (g) the BofA Bilateral Providers, (h) the Citibank Bilateral Providers, and (i) the successors and permitted assigns of each of the foregoing.

“Single Employer Plan” of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Sixth Amendment Effective Date” means April 16, 2026.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.

“SPC” has the meaning specified in Section 9.07(a).

“Standby Letter of Credit” means any Letter of Credit that is not a Documentary Letter of Credit.

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

“Stock Equivalent” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

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“Subsidiary” of any Person means any corporation, partnership, limited liability company, unlimited liability corporation, joint venture, trust or estate of which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Subsidiary Guarantor” means each Subsidiary of the U.S. Borrower that guarantees the Obligations in accordance with the terms hereof and/or the other Loan Documents. For the avoidance of doubt, the U.S. Borrower may cause any Subsidiary to become a Subsidiary Guarantor by causing such Subsidiary to execute a supplement to the Guarantee and Collateral Agreement and/or taking such other actions, and delivering such other documents, agreements and certificates as shall reasonably be requested by the Administrative Agent, and any such Subsidiary shall be treated as Subsidiary Guarantor hereunder for all purposes. As of the Sixth Amendment Effective Date, the Subsidiary Guarantors are (i) FMC Ventures LLC, (ii) FMC Ventures DCVC LLC, (iii) FMC Ventures Trace Genomics LLC, (iv) FMC Ventures Kiwi LLC, (v) FMC Ventures Scanit LLC, (vi) FMC Ventures Biophero LLC, (vii) FMC Ventures AgroSpheres LLC, (viii) FMC Funding Corporation, (ix) FMC Overseas Ltd., (x) Sherman One, Inc., (xi) Sherman Two, Inc., (xii) FMC Singapore Holdings LLC, (xiii) FMC US Holdings LLC, (xiv) FMC Quimica Holdings LLC, (xv) FMC Chemicals Netherlands B.V., and (xvi) FMC Holdings 2 Pte. Ltd.

“Swing Loan” shall have the meaning assigned to such term in Section 2.03.

“Swing Loan Borrower” means the U.S. Borrower.

“Swing Loan Borrowing” means a borrowing consisting of a Swing Loan made by any Swing Loan Lender.

“Swing Loan Commitment” means (i) the amount in Dollars set forth opposite each Swing Loan Lender’s name on Schedule I hereto or (ii) if such Lender has entered into one or more Acceptances, the Dollar Equivalent of the amount set forth for such Lender in the Register as being its Swing Loan Commitment; and the Swing Loan Commitments shall, in the aggregate, not exceed the Swing Loan Sublimit, as such amount may be increased or reduced as provided in Section 2.06 or as otherwise expressly provided in this Agreement.

“Swing Loan Lender” means each of BofA, Citibank or one or more of their respective Affiliates, and any other Lender that agrees, with the approval of the Administrative Agent and the U.S. Borrower, to act as a Swing Loan Lender hereunder, in each case, in its capacity as a Swing Loan Lender hereunder. Swing Loans shall be made by, and payments in respect of any Swing Loan shall be made to, each applicable Swing Loan Lender ratably based on such Swing Loan Lender’s Swing Loan Commitment.

“Swing Loan Request” shall have the meaning assigned to such term in Section 3.03(a).

“Swing Loan Sublimit” means $50,000,000.

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“Swiss Code of Obligation” or “CO” means the Swiss Code of Obligations of 30 March 1911 (Schweizerisches Obligationenrecht), as amended from time to time.

“Swiss Federal Act on Debt Enforcement and Bankruptcy” means the Swiss Federal Act on Debt Enforcement and Bankruptcy of 11 April 1889 (Bundesgesetz über Schuldbetreibung und Konkurs), as amended from time to time.

“Swiss Federal Tax Administration” means the tax authorities referred to in article 34 of the Swiss Withholding Tax Act.

“Swiss Guarantor” means a Loan Party incorporated in Switzerland, or, if different, considered to be tax resident in Switzerland for Swiss Withholding Tax purposes.

“Swiss Withholding Tax” means the tax imposed based on the Swiss Federal Act on Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer).

“Syndication Agent” means BofA, as Syndication Agent.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, reasonably determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euros.

“TARGET2” has the meaning specified in the definition of “Business Day”.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” of any Lender means the date six (6) years after the Effective Date (as the same may be extended or changed pursuant to Section 2.06(b) or 2.15) or, if earlier, the date of termination in whole of the Commitments pursuant to the second sentence of Section 2.06(a)(i) or pursuant to Section 7.01.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

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(b) for any calculation with respect to an Base Rate Loans on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“Term SOFR Adjustment” means a percentage rate equal to 0.10% per annum.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Total Commitments” means $2,000,000,000, as such amount may be increased or reduced as provided in Section 2.06 or as otherwise expressly provided in this Agreement.

“Total Outstandings” means, at any time, the sum of (i) the Revolving Loan Outstandings, (ii) the Dollar Equivalent of the principal amount of the Swing Loans outstanding at such time and (iii) the Letter of Credit Obligations outstanding at such time.

“Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

“Type” means a Base Rate Loan, a SOFR Loan or a EURIBOR Loan.

“UCC” has the meaning specified in Section 7.02(e)(ii).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

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“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unused Commitments” means, at any time, the aggregate amount of the Commitments then unused and outstanding after deducting the Total Outstandings.

“US Collateral Documents” means the Guarantee and Collateral Agreement and each other agreement, instrument or document governed by the laws of the United States (or any state thereof or the District of Columbia) executed and delivered to the Administrative Agent pursuant to this Agreement or any other Loan Document that creates or purports to create a Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties.

“U.S. Borrower” has the meaning specified in the recital of parties to this Agreement.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Voting Stock” means capital stock issued by a corporation or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency.

“Wholly-Owned Subsidiary” of any Person means any Subsidiary of such Person 100% of the Voting Stock of which (other than directors’ qualifying shares or other shares held to satisfy legal or regulatory requirements) are directly or indirectly owned by such Person, or by one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” has the meaning specified in Part 1 of Subtitle E of Title IV of ERISA.

“Withholding Agent” means the Borrowers and the Administrative Agent.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

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SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and the word “through” means “to and including.”

SECTION 1.03. Accounting Terms and Principles.

(a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Section 6.01 shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

(b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.02(a) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the U.S. Borrower with the agreement of the Borrowers’ Accountants and results in a change in any of the calculations required by Article V (Representations and Warranties) or Section 6.01 had such accounting change not occurred, for purposes of the calculation of such covenants and the definitions related thereto, such calculation shall be made using GAAP as used by the U.S. Borrower in its December 31, 2021 financial statements.

(c) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed and all computations of amounts and ratios referred to in Article VI (Covenants of the Company) shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Borrower or any Subsidiary of any Borrower at “fair value”.

SECTION 1.04. Certain Terms.

(a) The terms “herein,” “hereof” and “hereunder” and similar terms refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this Agreement.

(b) Unless otherwise expressly indicated herein, references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and the words “above” and “below”, when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

(c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Required Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

(d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

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(e) The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods.

(f) The terms “Lender,” “Issuing Bank” and “Administrative Agent” include, without limitation, their respective successors.

SECTION 1.05. Divisions. For all purposes under the Loan Documents (including Section 6.04), in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

SECTION 1.06. Quebec Interpretation. For purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (i) “personal property” shall include “movable property”, (ii) “real property” or “real estate” shall include “immovable property”, (iii) “tangible property” shall include “corporeal property”, (iv) “intangible property” shall include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (vi) all references to filing, perfection, priority, remedies, registering or recording under the Uniform Commercial Code or the PPSA shall include publication under the Civil Code of Quebec, (vii) all references to “perfection” of or “perfected” Liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (ix) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall include a “mandatary”, (xi) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favor of persons having taken part in the construction or renovation of an immovable”, (xii) “joint and several” shall include “solidary”, (xiii) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”, (xiv) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (xv) “easement” shall include “servitude”, (xvi) “priority” shall include “rank” or “prior claim”, as applicable (xvii) “survey” shall include “certificate of location and plan”, (xviii) “state” shall include “province”, (xix) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (xx) “accounts” shall include “claims”, (xxi) “legal title” shall be including “holding title on behalf of an owner as mandatary or prête-nom”, (xxii) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies, as applicable, (xxiii) “leasehold interest” shall include a “valid lease”, (xxiv) “lease” shall include a “leasing contract”, (xxv) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively, (xxvi) “foreclosure” shall include “the exercise of a hypothecary right” and (xxvii) “deposit account” shall include a “financial account” as defined in Article 2713.6 of the Civil Code of Quebec.

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SECTION  1.07. Swiss Terms.

In this Agreement, where it relates to an entity incorporated in Switzerland or Swiss Collateral, a reference to:

(a)	receiver, administrative receiver, administrator, trustee in bankruptcy, custodian, conservator, liquidator, receiver manager, compulsory manager, monitor or similar officer includes any:

(i)	Sachwalter appointed in accordance with the Swiss Federal Act on Debt Enforcement and Bankruptcy;

(ii)	Liquidator appointed in accordance with the Swiss Code of Obligations or the Swiss Federal Act on Debt Enforcement and Bankruptcy; and

(iii)

Konkursamt, Konkursverwaltung or Sanierungsbeauftragter (including a supervisory authority acting in any such capacity) or any of its officials or employees, any Liquidator or Sachwalter or other officer appointed in accordance with the Swiss Federal Act on Debt Enforcement and Bankruptcy;

(b)	a liquidation, winding-up, administration or dissolution includes, without limitation:

(i)	bankruptcy (Konkurs), liquidation (Liquidation), composition with creditors or moratorium (Nachlassstundung) within the meaning of the Swiss Federal Act on Debt Enforcement and Bankruptcy;

(ii)

a filing for the declaration of bankruptcy (Antrag auf Konkurseröffnung) or a formal declaration of bankruptcy (Konkurseröffnung) within the meaning of the Swiss Federal Act on Debt Enforcement and Bankruptcy;

(iii)

the filing for a request for a moratorium (Gesuch um Nachlasstundung) or a grant of a moratorium (provisorische oder definitive Nachlassstundung/Stundung/Notstundung) or protective measures (Schutzmassnahmen/sichernde Massnahmen) within the meaning of the Swiss Federal Act on Debt Enforcement and Bankruptcy; and

(c)

a person being unable to pay its debts includes that person being in a state of inability to make payments (Zahlungsunfähigkeit) and being over-indebted (Überschuldung) within the meaning of article 725b of the Swiss Code of Obligations, unless a subordination (Rangrücktritt) within the meaning of article 725b para. 4, al. 1 of the Swiss Code of Obligations in an amount sufficient to cover the respective shortfall (Unterdeckung) is put in place.

(d)

a “director” or a “manager” refers to (i) in relation to a company limited by shares (Aktiengesellschaft) a member of the board of directors (Verwaltungsrat) or a member of the executive management (Geschäftsleitung) and (ii) in relation to a limited liability company (Gesellschaft mit beschränkter Haftung), a managing director (Geschäftsführer) or a member of the executive management (Geschäftsleitung).

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ARTICLE II

AMOUNTS AND TERMS OF THE LOANS

SECTION 2.01. The Revolving Loans.

(a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Loans denominated in Dollars to the U.S. Borrower (each, a “Dollar Revolving Loan”) and denominated in Dollars or Euros to the Euro Borrowers (each a “Euro Revolving Loan”, and collectively with any Dollar Revolving Loans, the “Revolving Loans”) from time to time on any Business Day during the period from the Effective Date until the Termination Date of such Lender in an aggregate amount as to all Borrowers not to exceed at any time outstanding the amount of such Lender’s Commitment.

(b) Anything in this Agreement to the contrary notwithstanding, the Total Outstandings shall (1) not on the date of any extension of credit under this Agreement nor on the last day of an Interest Period for any outstanding Borrowing exceed the Total Commitments or (2) not on the last Business Day of any week exceed 103% of the Total Commitments.

(c) Each Revolving Loan Borrowing shall be in an aggregate amount of not less than the Dollar Equivalent of $1,000,000 and integral multiples of the Dollar Equivalent of $500,000 in excess thereof (or, if less, an aggregate amount equal to the then remaining Unused Commitments of the Lenders participating in such Borrowing, as applicable).

(d) Each Revolving Loan Borrowing shall (subject to Section 2.09(d)) consist of Revolving Loans of the same Type in the same Currency made on the same day by the Lenders ratably according to their respective Commitments.

(e) Within the limits set forth above and subject to Section 2.16, each Borrower may from time to time borrow, repay pursuant to Section 2.07 or prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

(f) Each Lender may, at its option, make any Revolving Loan available to any Euro Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving Loan; provided that any exercise of such option shall not affect the obligation of such Euro Borrower to repay such Revolving Loan in accordance with the terms of this Agreement. Each reference to any Lender shall be deemed to include any of such Lender’s Affiliates which make Revolving Loans; provided that no such Lender shall be relieved of its obligations hereunder until such Lender’s Affiliates have actually performed such Lender’s obligations. Notwithstanding the foregoing, the Euro Borrowers and the Administrative Agent shall be permitted to deal solely and directly with, and may rely conclusively on, such Lender in connection with such Lender’s rights and obligations under this Agreement

(g) Any Borrowing in relation to a Loan to any Dutch Borrower shall at all times be provided by a Lender that is a Dutch Non-Public Lender.

SECTION 2.02. [Intentionally Deleted].

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SECTION 2.03. The Swing Loans.

On the terms and subject to the conditions contained in this Agreement, each Swing Loan Lender may, in its sole discretion, make loans (each, a “Swing Loan”) to the Swing Loan Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date. Such Swing Loans shall be denominated in Dollars and in an aggregate principal amount not to exceed at any time outstanding the lesser of (i) the Swing Loan Commitments and (ii) the then Unused Commitments of Lenders having Termination Dates falling on or after the proposed maturity date of such Swing Loan. Each Swing Loan must be paid in full upon any Revolving Loan Borrowing by the Swing Loan Borrower hereunder and shall in any event mature no later than the Termination Date. Within the limits set forth in the first sentence of this Section 2.03, amounts of Swing Loans repaid may be reborrowed under this Section 2.03. Each Swing Loan Lender may, at its option, make any Swing Loan available to the Swing Loan Borrower by causing any domestic branch or Affiliate of such Swing Loan Lender to make such Swing Loan; provided that any exercise of such option shall not affect the obligation of the Swing Loan Borrower to repay such Swing Loan in accordance with the terms of this Agreement.

SECTION 2.04. The Letters of Credit.

On the terms and subject to the conditions contained in this Agreement, $400,000,000 of the Facility is available (the “Letter of Credit Sublimit”) for the issuance of letters of credit, in Dollars or Euros, for the account of the U.S. Borrower or a Euro Borrower (the “Letter of Credit Sub-Facility”), and each Issuing Bank agrees to Issue at the request of one or more Borrowers one or more letters of credit (each a “Letter of Credit”) from time to time on any Business Day during the period commencing on the Effective Date and ending on or before the day that is 30 days prior to the Termination Date in an amount not to exceed at any time outstanding the amount of such Issuing Bank’s Letter of Credit Commitment; provided, however, that no Letter of Credit will have a termination date that is later than 30 days prior to the Termination Date, nor will any such Letter of Credit have a term longer than one calendar year after the date of issuance thereof other than those letters of credit separately identified on Schedule 2.04 (Existing Letters of Credit) issued to support IRB Obligations (which letters of credit may have a term of up to 13 months or up to 18 months as required by such IRB Obligation), provided, further, that any Letter of Credit may provide for the renewal thereof for additional one calendar year periods, subject to the immediately preceding proviso.

SECTION 2.05. Fees.

(a) Facility Fees. The U.S. Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee on the average daily amount (whether used or unused) of such Lender’s Commitment from the Effective Date (in the case of each Lender on the Effective Date), and from the effective date specified in the Acceptance pursuant to which it became a Lender (in the case of each other Lender), until the Termination Date of such Lender, payable in Dollars in arrears on each Quarterly Date during the term of such Lender’s Commitment, and on the Termination Date of such Lender, at a rate per annum equal to the Applicable Percentage in effect from time to time for facility fees.

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(b) Letter of Credit Compensation.

(i) The U.S. Borrower agrees to pay to the Administrative Agent for the account of each Lender a commission on such Lender’s pro rata share of the average daily aggregate Available Amount of all Standby Letters of Credit outstanding from time to time and all Documentary Letters of Credit outstanding from time to time, in each case at the Applicable Margin in effect from time to time for SOFR Loans, payable in Dollars (the amount of which commission shall be determined, in the case of the Available Amount of Letters of Credit denominated in Euros on the basis of the Dollar Equivalent of such amount on the date payable) in arrears quarterly on each Quarterly Date and on the Termination Date of such Lender, commencing on the first Quarterly Date after the date hereof.

(ii) The U.S. Borrower agrees to pay to each Issuing Bank, for its own account, (x) a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, payable quarterly in arrears on each Quarterly Date during which such Issuing Bank has acted in such capacity, and on the scheduled Termination Date of such Issuing Bank (if such Issuing Bank acted in such capacity up to such date), in an amount equal to the product of fifteen (15) basis points per annum of the average daily Available Amount of such Letter of Credit multiplied by the actual number of days such Letter of Credit was outstanding in such period, divided by 360, as applicable, which amount shall be payable in Dollars and calculated based on the Dollar Equivalent of any amount otherwise calculated in Euros on the date when such amount is payable, and (y) such customary fees and charges in connection with the issuance or administration of each Letter of Credit as may be agreed in writing between the U.S. Borrower and such Issuing Bank from time to time.

(c) Defaulting Lender Fees. Notwithstanding anything in this Agreement to the contrary, if any Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing pursuant to clauses (a) and (b) above, in each case with respect to the entire accrual period with respect to such fees (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees); provided that to the extent that a ratable portion of the Letter of Credit Obligations or Swing Loans of such Defaulting Lender has been reallocated in accordance with Section 2.16(a)(i) to the Non-Defaulting Lenders, the fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments after giving effect to such reallocation, and to the extent any portion of such Letter of Credit Obligations or Swing Loans cannot be so reallocated to such Non-Defaulting Lenders, such fees will instead accrue for the benefit of and be payable to the Issuing Banks and the Swing Loan Lenders as their interests appear (and the pro rata payment provisions of Section 2.11 will automatically be deemed adjusted to reflect the provisions of this Section 2.05(c)).

(d) Other Fees. The U.S. Borrower agrees to pay to the Administrative Agent such fees as from time to time may be separately agreed between the U.S. Borrower and the Administrative Agent, including as set forth in the Fee Letter.

SECTION 2.06. Reductions and Increases of the Commitments.

(a) Commitment Reductions, Etc.

(i) The Commitment of each Lender shall be automatically reduced to zero on the Termination Date of such Lender. In addition, the U.S. Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that (x) the Total Commitments shall not be reduced pursuant to this sentence to an amount which is less than the Total Outstandings,

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(y) each partial reduction shall be in an aggregate amount of at least $10,000,000 or any integral multiple of $1,000,000 in excess thereof and (z) a reduction in the Commitments shall not be allowed if, as a result thereof, the Commitments would be reduced to an amount which is less than the sum of the Swing Loan Commitments plus the Letter of Credit Sublimit. Each Commitment reduction pursuant to this Section 2.06(a)(i) shall be permanent (subject, however, to the rights of the U.S. Borrower under Section 2.06(b)).

(ii) The Swing Loan Commitment of each Swing Loan Lender shall be automatically reduced to zero on the Termination Date of such Swing Loan Lender. In addition, the Swing Loan Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Swing Loan Commitment of the Swing Loan Lenders, provided that each partial reduction shall be in an aggregate amount of at least the Dollar Equivalent $10,000,000. Each Swing Loan Commitment reduction pursuant to this Section 2.06(a)(ii) shall be permanent (subject, however, to the rights of the U.S. Borrower under Section 2.06(b)).

(b) Optional Increases of Commitments.

(i) Not more than twice in any calendar year, the U.S. Borrower may propose to increase the Total Commitments by an aggregate amount of not less than $25,000,000 or an integral multiple of $10,000,000 in excess thereof (a “Proposed Aggregate Commitment Increase”) in the manner set forth below, provided that:

(A) no Default or Event of Default shall have occurred and be continuing either as of the date on which the U.S. Borrower shall notify the Administrative Agent of its request to increase the Total Commitments or as of the related Increase Date (as hereinafter defined);

(B) the representations and warranties contained in Article V (Representations and Warranties) shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) either as of the date on which the U.S. Borrower shall notify the Administrative Agent of its request to increase the Total Commitments or as of the related Increase Date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date; and

(C) after giving effect to any such increase, the Total Commitments shall not exceed $2,750,000,000 less the amount of any reductions of the Total Commitments under Section 2.06(a)(i).

(ii) The U.S. Borrower may request an increase in the aggregate amount of the Commitments by delivering to the Administrative Agent a notice (an “Increase Notice”, the date of delivery thereof to the Administrative Agent being the “Increase Notice Date”) specifying (1) the Proposed Aggregate Commitment Increase, (2) the proposed date (the “Increase Date”) on which the Commitments would be so increased (which Increase Date may not be fewer than 30 nor more than 60 days after the Increase Notice Date) and (3) the New Lenders, if any, to whom the U.S. Borrower desires to offer the opportunity to commit to all or a portion of the Proposed Aggregate Commitment

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Increase and which New Lenders, if any, the U.S. Borrower desires the opportunity to commit to all or a portion of the Proposed Aggregate Commitment Increase that would increase the Swing Loan Commitments. The Administrative Agent shall in turn promptly notify each Lender of the U.S. Borrower’s request by sending each Lender a copy of such notice.

(iii) Not later than the date that is five days after the Increase Notice Date, the Administrative Agent shall notify each New Lender, if any, identified in the related Increase Notice of the opportunity to commit to all or any portion of the Proposed Aggregate Commitment Increase. Each such New Lender may irrevocably commit to all or a portion of the Proposed Aggregate Commitment Increase, representing Revolving Commitments, and Swing Loan Commitments, as applicable (such New Lender’s “Proposed New Commitment”) by notifying the Administrative Agent (which shall give prompt notice thereof to the U.S. Borrower) before 11:00 A.M. (New York City time) on the date that is 10 days after the Increase Notice Date; provided that:

(A) the Proposed New Commitment of each New Lender shall be in an aggregate amount not less than $10,000,000; and

(B) each New Lender that submits a Proposed New Commitment shall execute and deliver to the Administrative Agent (for its acceptance and recording in the Register) a New Commitment Acceptance in accordance with the provisions of Section 9.07 hereof.

(iv) If the aggregate Proposed New Commitments of all of the New Lenders shall be less than the Proposed Aggregate Commitment Increase, then (unless the U.S. Borrower otherwise requests) the Administrative Agent shall, on or prior to the date that is 15 days after the Increase Notice Date, notify each Lender of (x) the opportunity to so commit to all or any portion of the Proposed Aggregate Commitment Increase not committed to by New Lenders pursuant to Section 2.06(b)(iii) and (y) the then-current Final Termination Date. Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to commit to all or a portion of such remainder, representing Revolving Commitments and Swing Loan Commitments, as applicable (such Lender’s “Proposed Increased Commitment”), by notifying the Administrative Agent (which shall give prompt notice thereof to the U.S. Borrower) no later than 11:00 A.M. (New York City time) on the date five days before the Increase Date. In no event shall any Lender be obligated to increase its Commitments hereunder.

(v) If the aggregate amount of Proposed New Commitments and Proposed Increased Commitments (such aggregate amount, the “Total Committed Increase”) equals or exceeds $25,000,000, then, subject to the conditions set forth in Section 2.06(b)(i):

(A) effective on and as of the Increase Date, the Total Commitments shall be increased by the Total Committed Increase (provided that the aggregate amount of the Commitments shall in no event be increased pursuant to this Section 2.06(b) to more than $2,750,000,000 less the amount of any reductions of the Total Commitments under Section 2.06(a)(i)) and shall be allocated among the New Lenders and the Lenders as provided in Section 2.06(b)(vi);

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(B) effective on and as of the Increase Date, the Termination Date of each New Lender that offers a Proposed New Commitment and of each Increasing Lender shall be changed to the Final Termination Date (notwithstanding any earlier Termination Date for such Lender which may then be in effect pursuant to Section 2.15); and

(C) on the Increase Date, if any Revolving Loans are then outstanding, the Borrowers shall borrow Revolving Loans from all or certain of the Lenders and/or (subject to compliance by the U.S. Borrower with Section 9.04(c)) prepay Revolving Loans of all or certain of the Lenders (other than any Defaulting Lender) such that, after giving effect thereto, the Revolving Loans (including, without limitation, the Types, Currencies and Interest Periods thereof) shall be held by the Lenders (including for such purposes New Lenders) ratably in accordance with their respective Commitments (subject, however, to Section 2.09(d)).

If the Total Committed Increase is less than $25,000,000, then the Total Commitments shall not be changed.

(vi) The Total Committed Increase shall be allocated among New Lenders having Proposed New Commitments and Lenders having Proposed Increased Commitments as follows:

(A) If the Total Committed Increase shall be at least $25,000,000 and less than or equal to the Proposed Aggregate Commitment Increase, then (x) the initial Commitment of each New Lender shall be such New Lender’s Proposed New Commitment and (y) the Commitment of each Lender shall be increased by such Lender’s Proposed Increased Commitment.

(B) If the Total Committed Increase shall be greater than the Proposed Aggregate Commitment Increase, then the Total Committed Increase shall be allocated:

(1) first to New Lenders (to the extent of their respective Proposed New Commitments) in such a manner as the U.S. Borrower and the Administrative Agent shall agree; and

(2) then to Lenders (to the extent of their respective Proposed Increased Commitments, if any) in such a manner as the U.S. Borrower shall determine in its sole discretion upon consultation with the Administrative Agent and the Syndication Agent.

(vii) No increase in the Commitments contemplated hereby shall become effective until the Administrative Agent shall have received (x) Revolving Loan Notes payable by each of the Borrowers to each New Lender and each Increasing Lender, to the extent requested, and (y) evidence satisfactory to the Administrative Agent (including an update of paragraphs 2 and 4 of the opinion of counsel provided pursuant to Section 4.01(a)(v)) that such increases in the Commitments, and Borrowings thereunder, have been duly authorized.

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SECTION 2.07. Repayment.

(a) Revolving Loans. Subject to Section 2.16(a), each Borrower shall repay to the Administrative Agent for the account of each Lender the principal amount of each Revolving Loan made by such Lender to such Borrower, and each Revolving Loan made by such Lender shall mature on the Termination Date of such Lender.

(b) [Intentionally Deleted].

(c) Swing Loans. The Swing Loan Borrower shall repay to the Administrative Agent for the account of each Swing Loan Lender, the outstanding principal amount of each Swing Loan to the Swing Loan Borrower on the earlier of (i) the maturity date specified in the applicable Swing Loan Request (which maturity shall be no later than the tenth Business Day after the requested date of such Borrowing) and (ii) the Termination Date of such Swing Loan Lender.

(d) Letter of Credit Loans. The Letters of Credit shall be repaid as set forth in Section 3.04.

(e) Certain Prepayments.

(i) If, as of the last Business Day of any week during the period from the Effective Date until the Final Termination Date, (1) the sum of (x) the aggregate amount of all Loans (for which purpose the amount of any Loan that is denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof) plus (y) the Available Amount of all Letters of Credit (for which purpose the Available Amount of any Letter of Credit denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof as of the date of determination) exceeds (2) 103% of the then Total Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the U.S. Borrower, specifying the amount to be prepaid under this clause (i), and the Borrowers shall, within two Business Days of the date of such notice, prepay the Loans in an amount so that after giving effect thereto the aggregate outstanding principal amount of the Loans (determined as aforesaid) plus the Available Amount of all Letters of Credit (determined as aforesaid) does not exceed the Total Commitments; provided that any such payment shall be accompanied by any amounts payable under Section 9.04(c).

(ii) [Reserved].

(iii) In addition, if on the last day of any Interest Period the aggregate outstanding principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) (for which purpose the amount of any Loan that is denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof) plus the Available Amount of all Letters of Credit (for which purpose the Available Amount of any Letter of Credit denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof as of the date of determination) would exceed 100% of the then Total Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the U.S. Borrower, specifying the amount to be prepaid under this clause (iii), and the Borrowers shall, within two Business Days of the date of such notice, prepay the Loans, or cause Loans to be prepaid, or reduce the requested Loans in such amounts that after giving effect to such action the aggregate outstanding

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principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) (determined as aforesaid) plus the Available Amount of all Letters of Credit (determined as aforesaid) does not exceed the Total Commitments; provided that any such payment shall be accompanied by any amounts payable under Section 9.04(c).

(iv) The determinations of the Administrative Agent under this Section 2.07(e) shall be conclusive and binding on the U.S. Borrower and the other Borrowers in the absence of manifest error.

(f) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations due to it from or for the benefit of any Borrower pursuant to this Section 2.07 to the Non-Defaulting Lenders for application to, and reduction of, their ratable portion of all Obligations until such Non-Defaulting Lenders have been repaid in full. Such Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.16(a)(iii). This Section 2.07 shall apply and be effective regardless of whether an Event of Default has occurred and is continuing and notwithstanding (1) any other provision of this Agreement to the contrary or (2) any instruction of the U.S. Borrower as to its desired application of payments and not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender.

SECTION 2.08. Interest.

(a) Ordinary Interest. Each Borrower shall pay interest on the unpaid principal amount of each Loan made by each Lender to such Borrower, from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum and in each case subject to Section 2.16(a)(iii):

(i) Base Rate Loans and Letter of Credit Loans. If such Loan is either a Revolving Loan or a Letter of Credit Loan which, in each case, bears interest at the Base Rate, a rate per annum equal at all times to the Base Rate in effect from time to time plus the Applicable Margin, payable on each Quarterly Date while such Base Rate Loan is outstanding or the last day of each month during which such Letter of Credit Loan is outstanding, and in each case, on the date such Base Rate Loan or Letter of Credit Loan shall be paid in full.

(ii) Swing Loans. If such Loan is a Swing Loan (other than an Overdraft Advance, for which the rate shall be equal to the Overdraft Advance Interest Rate), a rate per annum equal at all times to the Base Rate plus the Applicable Margin (applicable to Base Rate Loans) in effect from time to time, payable on the first Business Day of each calendar quarter, commencing on the first such day following the making of such Swing Loan, upon each payment or prepayment thereof in full or in part and if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Swing Loan.

(iii) SOFR Loans. If such Loan is a SOFR Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the applicable Adjusted Term SOFR with respect to such Loan for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, at three-month intervals following the first day of such Interest Period.

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(iv) EURIBOR Loans. If such Loan is a EURIBOR Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the applicable EURIBOR with respect to such Loan for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, at three-month intervals following the first day of such Interest Period.

(b) Default Interest. Upon the occurrence and during the continuance of an Event of Default that has not been waived, the Administrative Agent may, and upon the request of the Required Lenders shall, require the Borrowers to pay to the fullest extent permitted by law interest (“Default Interest”) on all outstanding Obligations at the rate then applicable to Base Rate Loans plus two percentage points (2%) per annum; provided however, that following the acceleration of the Loans and other Obligations pursuant to Section 7.01, Default Interest shall accrue and be payable hereunder whether or not previously required by the Administrative Agent.

(c) Minimum Interest for Swiss Withholding Tax Purposes. When entering into this Agreement, the parties have assumed that the interest payable at the rates set out in this Section 2.08 or in other Sections of this Agreement, if any, or any other Loan Document is not and will not become subject to Swiss Withholding Tax.

(i) This notwithstanding, if a deduction of taxes on account of Swiss Withholding Tax is required by law in respect of any interest payable by any Loan Party under a Loan Document and should it be unlawful for such Loan Party to comply with paragraph (b) of Section 2.12 for any reason, where this would otherwise be required by the terms of paragraph (b) of Section 2.12), then:

(A) the applicable interest rate in relation to that interest payment shall be the interest rate which would have applied to that interest payment as provided for by Section 2.08 divided by one minus the rate at which the relevant deduction is required to be made under Swiss domestic tax law and/or applicable double taxation treaties (where the rate at which the relevant deduction is required to be made is for this purpose expressed as a fraction of one); and

(B) the relevant Loan Party shall (A) pay the relevant interest at the adjusted rate in accordance with paragraph (A) above and (B) make the deduction on the interest so recalculated, and all references to a rate of interest under the Loan Documents shall be construed accordingly.

(ii) To the extent that interest payable by a Loan Party under a Loan Document becomes subject to Swiss Withholding Tax, each relevant Lender and such relevant Loan Party shall promptly cooperate in completing any procedural formalities (including submitting forms and documents required by the appropriate Tax authority) to the extent possible and necessary:

(A) for the relevant Loan Party to obtain authorization to make interest payments without them being subject to Swiss Withholding Tax;

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(B) for the relevant Loan Party to obtain authorization to being subject to Swiss Withholding Tax at a rate reduced under applicable double taxation treaties; and

(C) to ensure that any person which is entitled to a full or partial refund under any applicable double taxation treaty is so refunded.

SECTION 2.09. Interest Rate Determinations.

(a) [Intentionally Deleted].

(b) The Administrative Agent shall give prompt notice to the U.S. Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.08(a)(i), (ii), (iii) and (iv).

(c) (i) Subject to Section 2.18, if prior to 10:00 A.M. (New York City time) on any date on which an interest rate is to be determined pursuant to the definition of Adjusted Term SOFR, (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or the Required Lenders have provided notice of such determination to the Administrative Agent, then the Administrative Agent shall promptly notify the U.S. Borrower and each Lender of such circumstances. Upon notice thereof by the Administrative Agent to the U.S. Borrower, any right of the U.S. Borrower to select SOFR Loans for any requested Revolving Loan Borrowing or any subsequent Revolving Loan Borrowing shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the U.S. Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the U.S. Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 9.04(c). Subject to Section 2.18, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination.

(ii) Subject to Section 2.18, if prior to 10:00 A.M. (New York City time) on any date on which an interest rate is to be determined pursuant to the definition of “EURIBOR”, (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding on the U.S. Borrower) that adequate and reasonable means do not exist for determining EURIBOR for any requested Interest Period with respect to a proposed EURIBOR Loan, or (ii) the Administrative Agent shall have received notice from the Required Lenders in respect of the relevant facility that EURIBOR for any requested Interest Period with respect to a proposed EURIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such EURIBOR Loan for such Interest Period, then the Administrative Agent shall promptly notify the U.S. Borrower and each Lender of

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such circumstances, whereupon the right of the Borrowers to select EURIBOR Loans for any requested Revolving Loan Borrowing or any subsequent Revolving Loan Borrowing shall be suspended until the first date on which the circumstances causing such suspension cease to exist. If the Borrowers shall not, in turn, before 11:00 A.M. (New York City time) on such date notify the Administrative Agent that a Notice of Revolving Loan Borrowing with respect to EURIBOR shall be converted to a Notice of Revolving Loan Borrowing for a Base Rate Loan, such Notice of Revolving Loan Borrowing shall be deemed to be canceled and of no force or effect, and the U.S. Borrower shall not be liable to the Administrative Agent or any Lender with respect thereto except as set forth in Section 3.01(c). Any outstanding affected EURIBOR Loans will be deemed to have been converted into Base Rate Loans (in an amount that is then equal to the Dollar Equivalent of such EURIBOR Loans) at the end of the applicable Interest Period. In the event of such a suspension, the Administrative Agent shall review the circumstances giving rise to such suspension at least weekly and shall notify the U.S. Borrower and the Lenders promptly of the end of such suspension, and thereafter the Borrowers shall be entitled, on the terms and subject to the conditions set forth herein, to borrow EURIBOR Loans.

(d) Notwithstanding anything in this Agreement to the contrary, no Lender whose Termination Date falls prior to the last day of any Interest Period for any SOFR Loan or EURIBOR Loan (a “Relevant Lender”) shall participate in such Loan. Without limiting the generality of the foregoing, no Relevant Lender shall participate in a Borrowing of any SOFR Loan or EURIBOR Loan having an initial Interest Period ending after such Lender’s Termination Date, have any outstanding SOFR Loan or EURIBOR Loan continued for a subsequent Interest Period if such subsequent Interest Period would end after such Lender’s Termination Date or have any outstanding Base Rate Loan Converted into a SOFR Loan if such SOFR Loan would have an initial Interest Period ending after such Lender’s Termination Date. If any Relevant Lender has outstanding a SOFR Loan or a EURIBOR Loan that cannot be continued for a subsequent Interest Period pursuant to clause (ii) above or has outstanding a Base Rate Loan that cannot be Converted into a SOFR Loan pursuant to clause (iii) above, such Lender’s ratable share of such SOFR Loan or EURIBOR Loan (in the case of said clause (ii)) shall be repaid by the relevant Borrower on the last day of its then current Interest Period and such Lender’s ratable share of such Base Rate Loan (in the case of said clause (iii)) shall be repaid by the relevant Borrower on the day on which the Loans of Lenders unaffected by said clause (iii) are so Converted. Subject to the terms and conditions of this Agreement, the Borrowers may fund the repayment of the Relevant Lenders’ ratable shares of such SOFR Loans, EURIBOR Loans and Base Rate Loans by borrowing from Lenders hereunder that are not Relevant Lenders.

SECTION 2.10. Prepayments.

(a) The Borrowers shall have no right to prepay any principal amount of any Revolving Loan or Swing Loan other than as provided in subsection (b) below.

(b) Each Borrower may without premium or penalty, upon at least the number of U.S. Government Securities Business Days’ or Business Days’, as applicable, prior notice specified in the first sentence of Section 3.01(a) with respect to any Revolving Loan of the same Type, upon notice by no later than 1:00 p.m. (New York City time) one Business Day prior to the date of prepayment of any Swing Loan in any case given to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, such Borrower shall, prepay the outstanding principal amounts of the Loans made to such Borrower comprising part of the same Revolving Loan Borrowing or Swing Loan Borrowing, as the case

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may be, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided however, that (x) each partial prepayment (other than any prepayment of any Swing Loan) shall be in an aggregate principal amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof (or the Foreign Currency Equivalent of such respective amounts in the case of Loans denominated in an Alternate Currency) and (y) if any prepayment of any SOFR Loans or any EURIBOR Loans shall be made on a date which is not the last day of an Interest Period for such Loans (or on a date which is not the maturity date of such Swing Loans), such Borrower shall also pay any amounts owing to each Lender pursuant to Section 9.04(c) so long as such Lender makes written demand upon such Borrower therefor (with a copy of such demand to the Administrative Agent) within 20 Business Days after such prepayment.

SECTION 2.11. Payments and Computations.

(a) All payments of principal of and interest on each Loan in a particular Currency shall be made in such Currency.

(b) All payments of principal of and interest on the Loans and all other amounts whatsoever payable by a Borrower under this Agreement and the Notes shall be made in immediately available funds, without deduction, setoff or counterclaim, to the Administrative Agent’s Account for the relevant Currency, not later than 11:00 A.M. (New York City time) (in the case of amounts payable in Dollars) or 11:00 A.M. Local Time in the location of the Administrative Agent’s Account (in the case of amounts payable in an Alternate Currency), on the day when due.

(i) The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.09(d), 2.12, 2.15(c) or 3.05 or as contemplated by Section 2.05(c) or 2.16) to the Lenders entitled thereto for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

(ii) Upon its acceptance of an Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date specified in such Acceptance the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned or assumed thereby to the Lender assignee or New Lender thereunder (as the case may be). The parties to each Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(c) All computations of interest based on the Base Rate (other than if the Base Rate is computed on the basis of the Federal Funds Rate) and of facility fees and letter of credit commission shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on Term SOFR, EURIBOR or the Base Rate based on the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes,

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absent manifest error. For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days (or such other period that is less than a calendar year), as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days (or such other period that is less than a calendar year), as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360 or 365 (or such other period that is less than a calendar year), as the case may be, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

(d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, facility fee or, letter of credit commission, as the case may be; provided however, if such extension would cause payment of interest on or principal of SOFR Loans or EURIBOR Loans to be made in the next following calendar month, such payment shall be made on the next preceding U.S. Government Securities Business Day or Business Day, as applicable.

(e) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each relevant Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

(f) Anything in Section 2.11(a) to the contrary notwithstanding, and without prejudice to Section 2.08(b) or 7.01(a), if any Borrower shall fail to pay any principal or interest denominated in an Alternate Currency within one Business Day after the due date therefor in the case of principal and three Business Days after the due date therefor in the case of interest (without giving effect to any acceleration of maturity under Article VII (Events of Default)), the amount so in default shall automatically be redenominated in Dollars on the day one Business Day after the due date therefor in the case of a principal payment and three Business Days after the due date therefor in the case of an interest payment in an amount equal to the Dollar Equivalent of such principal or interest.

(g) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations subject to this Section 2.11 due to it from and for the benefit of the Borrowers to the Non-Defaulting Lenders for application to, and reduction of, the Non-Defaulting Lenders’ ratable portion of all Obligations until such Non-Defaulting Lenders have been repaid in full. Each Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.16(a)(iii). This Section 2.11(g) shall apply at any time such Lender is a Defaulting Lender and be effective regardless of whether an Event of Default has occurred or is continuing and notwithstanding (1) any other provision of this Agreement to the contrary or (2) any instruction of the U.S. Borrower as to its desired application of payments and not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender.

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(h) In connection with the use or administration of Term SOFR or EURIBOR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the U.S. Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or EURIBOR.

SECTION 2.12. Taxes.

(a) Defined Terms. For purposes of this Section, the term “Lender” includes any Issuing Bank and the term “Applicable Law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by Borrower. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by Borrower. The Borrowers shall indemnify each Recipient for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, provided, however, that no Borrower shall be liable to any Person, as the case may be, for any liability arising from or with respect to Indemnified Taxes, which results from the gross negligence or willful misconduct of such Recipient, so long as no Event of Default has occurred and is continuing, such Recipient shall use its reasonable best efforts (all at the expense of such Borrower) to cooperate with each Borrower in contesting any Taxes or Other Taxes which such Borrower reasonably deems to be not correctly or legally asserted or otherwise not due and owing and no Borrower shall be liable to such Recipient for any such liability if such Person fails to make written demand for indemnification therefor within 120 days of receiving notice of the existence of such liability. This indemnification shall be made within 30 days from the date such Recipient makes written demand therefor. This subsection shall not be construed to require the Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any Person.

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(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to any relevant Borrower and the Administrative Agent, at the time or times reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by such Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the relevant Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (g)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i) Without limiting the generality of the foregoing, with respect to the U.S. Borrower,

(A) any Lender that is a U.S. Person shall deliver to the U.S. Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

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(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the

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Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the U.S. Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the U.S. Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the U.S. Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the U.S. Borrower or the Administrative Agent as may be necessary for the U.S. Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(ii) Without limiting the generality of the foregoing, with respect to any Borrower that is not a U.S. Person, any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the applicable Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in applicable withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the applicable Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the applicable Borrower and the Administrative Agent in writing of its legal inability to do so.

For purposes of determining withholding taxes imposed under FATCA, the U.S. Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i)(A).

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(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Any Lender claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

(j) If a Borrower is required to pay any Lender any Taxes under Section 2.12(b) or (d), such Lender shall be an “Affected Person”, and the U.S. Borrower shall have the rights set forth in Section 3.08 to replace such Affected Person.

(k) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Loans, the Swing Loans or the Letter of Credit Loans made by it (other than as expressly provided herein) in excess of its ratable share of payments on account of the Revolving Loans, the Swing Loans or the Letter of Credit Loans obtained by all such Lenders, such Lender shall forthwith purchase from such other Lenders such participations in the Revolving Loans, the Swing Loans or the Letter of Credit Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of the amount of such Lender’s required repayment to the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

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SECTION 2.14. Conversion or Continuation of Revolving Loans.

(a) Each Borrower may elect at any time on any Business Day to Convert Base Rate Loans or any portion thereof to SOFR Loans or at the end of any applicable Interest Period, to Convert SOFR Loans or any portion thereof into Base Rate Loans or to Continue SOFR Loans or EURIBOR Loans or any portion thereof for an additional Interest Period; provided however, that the aggregate amount of the SOFR Loans Converted or SOFR Loans or EURIBOR Loans Continued for each Interest Period must be in the amount of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Conversion or Continuation shall be allocated among the Revolving Loans of each Lender in accordance with such Lender’s pro rata share. Subject to clause (b) below, each such election shall be in substantially the form of Exhibit B-2 (Form of Notice of Conversion or Continuation) (a “Notice of Conversion or Continuation”) and shall be made by giving the Administrative Agent (x) in the case of a Continuation or Conversion into SOFR Loans, at least three U.S. Government Securities Business Days’ prior written notice, (y) in the case of a Continuation of EURIBOR Loans, at least three Business Days’ prior written notice, and (z) in the case of a Conversion into Base Rate Loans, at least one Business Day’s prior written notice, in each case, specifying (A) the amount and Type of Revolving Loan being Converted or Continued, (B) in the case of a Conversion to SOFR Loans or a Continuation of SOFR Loans or EURIBOR Loans, the applicable Interest Period and (C) in the case of a Conversion, the date of Conversion (which date shall be a Business Day and, if a Conversion from SOFR Loans, shall also be the last day of the applicable Interest Period).

(b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no Conversion in whole or in part of Base Rate Loans to SOFR Loans, and no Continuation in whole or in part of SOFR Loans or EURIBOR Loans upon the expiration of any applicable Interest Period, shall be permitted at any time at which (A) a Default or an Event of Default shall have occurred and be continuing or (B) the Continuation of a SOFR Loan or a EURIBOR Loan, or Conversion into, a SOFR Loan would violate any provision of Section 2.09, 3.05 or 3.06. If, within the time period required under the terms of this Section 2.14, the Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to Continue any SOFR Loans or EURIBOR Loans for an additional Interest Period or to Convert any such Revolving Loans, then, upon the expiration of the applicable Interest Period, such Revolving Loans, if denominated in Dollars, shall be automatically Converted to Base Rate Loans and such Revolving Loans, if denominated in Euros, shall be automatically Continued as EURIBOR Loans with an interest period of one month (or if consented to by all Lenders, seven days). Each Notice of Conversion or Continuation shall be irrevocable.

(c) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, each SOFR Loan and each EURIBOR Loan shall, upon the expiration of the applicable Interest Period, be automatically Converted to a Base Rate Loan.

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SECTION 2.15. Extension of Termination Date.

(a) The U.S. Borrower may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not less than 40 days and not more than 60 days prior to each of the first and second anniversaries of the Effective Date (each anniversary, an “Anniversary Date”), request that each Lender extend such Lender’s Termination Date to the date (the “New Termination Date”) that is one year after the then Final Termination Date; provided that the representations and warranties contained in Article V (Representations and Warranties) shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date of such request, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date. Each Lender, acting in its sole discretion, shall, by written notice to the Administrative Agent given no later than the date (the “Consent Date”) that is 20 days prior to the relevant Anniversary Date (provided that, if such date is not a Business Day, the Consent Date shall be the next succeeding Business Day), advise the Administrative Agent as to:

(i) whether or not such Lender agrees to such extension of its Termination Date (each Lender so agreeing to such extension being an “Extending Lender”); and

(ii) only if such Lender is an Extending Lender, whether or not such Lender also irrevocably offers to increase the amount of its Commitment (each Lender so offering to increase its Commitment being an “Increasing Lender” as well as an Extending Lender) and, if so, the amount of the additional Commitment such Lender so irrevocably offers to assume hereunder (such Lender’s “Proposed Additional Commitment”).

Each Lender that determines not to extend its Termination Date (a “Non-Extending Lender”) shall notify the Administrative Agent (which shall notify the Lenders) of such fact promptly after such determination but in any event no later than the Consent Date, and any Lender that does not advise the Administrative Agent in writing on or before the Consent Date shall be deemed to be a Non-Extending Lender and (without limiting the U.S. Borrower’s rights under Section 2.15(c)) shall have no liability to the U.S. Borrower in connection therewith. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. The Administrative Agent shall notify the U.S. Borrower of each Lender’s determination under this Section 2.15(a) no later than the date 15 days prior to the relevant Anniversary Date (or, if such date is not a Business Day, on the next preceding Business Day).

(b) If all of the Lenders are Extending Lenders, then, effective as of the Consent Date, the Termination Date of each Lender shall be extended to the New Termination Date, and the respective Commitments of the Lenders will not be subject to change at such Consent Date pursuant to this Section 2.15.

(i) If and only if the sum of (x) the aggregate amount of the Commitments of the Extending Lenders plus (y) the aggregate amount of the Proposed Additional Commitments of the Increasing Lenders (such sum, the “Extending Commitments”) shall be equal to at least 50% of the then Total Commitments, then:

(A) effective as of the Consent Date, the Termination Date of each Extending Lender shall be extended to the New Termination Date;

(B) the U.S. Borrower shall (so long as no Default shall have occurred and be continuing) have the right, but not the obligation, to take either of the following actions with respect to each Non-Extending Lender during the period commencing on the Consent Date and ending on the immediately succeeding Anniversary Date:

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(1) the U.S. Borrower may elect by notice to the Administrative Agent and such Non-Extending Lender that the Termination Date of such Non-Extending Lender be changed to a date (which date shall be specified in such notice) on or prior to such immediately succeeding Anniversary Date (and, upon the giving of such notice, the Termination Date of such Non-Extending Lender shall be so changed); or

(2) the U.S. Borrower may replace such Non-Extending Lender as a party to this Agreement in accordance with Section 2.15(c); and

(C) the Administrative Agent shall notify the Issuing Banks and the Swing Loan Lenders of the New Termination Date and the Lenders whose Termination Dates are the New Termination Date and each Issuing Bank and each Swing Loan Lender shall determine whether or not, acting in its sole discretion, it shall elect to extend its Termination Date to the New Termination Date and shall so notify the Administrative Agent. If such Issuing Bank or such Swing Loan Lender, as the case may be, has elected to so extend its Termination Date, then such Issuing Bank’s obligation to issue Letters of Credit pursuant to Sections 2.04 and 3.04 shall be extended to the date that is 30 days prior to the New Termination Date and/or such Swing Loan Lender’s obligation to make Swing Loans to the Borrowers pursuant to Sections 2.03 and 3.03 shall be extended to the date that is 15 Business Days prior to the New Termination Date.

(ii) If neither of the conditions specified in clause (i) or clause (ii) of this Section 2.15(b) is satisfied, then neither the Termination Date nor the Commitment of any Lender will change pursuant to this Section 2.15 on such Consent Date, and the U.S. Borrower will not have the right to take any of the actions specified in Section 2.06(b)(ii).

(c) Replacement by the U.S. Borrower of Non-Extending Lenders pursuant to Section 2.15(b)(ii)(B)(2) shall be effected as follows (certain terms being used in this Section 2.15(c) having the meanings assigned to them in Section 2.15(d)) on the relevant Assignment Date:

(i) the Assignors shall severally assign and transfer to the Assignees, and the Assignees shall severally purchase and assume from the Assignors, all of the Assignors’ rights and obligations (including, without limitation, the Assignors’ respective Commitments) hereunder and under the Notes;

(ii) each Assignee shall pay to the Administrative Agent, for account of the Assignors, an amount equal to such Assignee’s Share of the aggregate outstanding principal amount of the Loans then held by the Assignors;

(iii) the U.S. Borrower shall pay to the Administrative Agent, for account of the Assignors, all accrued interest, fees and other amounts (other than principal of outstanding Loans) then due and owing to the Assignors by the U.S. Borrower hereunder (including, without limitation, payments due such Assignors, if any, under Sections 2.12, 3.05 and 9.04(c)); and

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(iv) the U.S. Borrower shall pay to the Administrative Agent for account of the Administrative Agent the $3,500 processing and recordation fee for each assignment effected pursuant to this Section 2.15(c).

The assignments provided for in this Section 2.15(c) shall be effected on the relevant Assignment Date in accordance with Section 9.07 and pursuant to one or more Assignments and Acceptances. After giving effect to such assignments, each Assignee shall have a Commitment hereunder (which, if such Assignee was a Lender hereunder immediately prior to giving effect to such assignment, shall be in addition to such Assignee’s existing Commitment) in an amount equal to the amount of its Assumed Commitment representing a Commitment. Upon any such termination or assignment, such Assignor shall cease to be a party hereto but shall continue to be obligated under Section 8.05 and be entitled to the benefits of Section 9.04, as well as to any fees and other amounts accrued for its account under Section 2.05, 2.12 or 3.05 and not yet paid.

(d) For purposes of this Section 2.15, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Assigned Commitments” means the Commitments of Non-Extending Lenders to be replaced pursuant to Section 2.15(b)(ii)(B)(2).

“Assignees” means, at any time, Increasing Lenders and, if the Assigned Commitments exceed the aggregate amount of the Proposed Additional Commitments, one or more New Lenders.

“Assignment Date” means the Anniversary Date or such earlier date as shall be acceptable to the U.S. Borrower, the relevant Assignors, the relevant Assignees and the Administrative Agent.

“Assignors” means, at any time, the Lenders to be replaced by the U.S. Borrower pursuant to Section 2.15(b)(ii)(B)(2).

The “Assumed Commitment” of each Assignee shall be determined as follows:

(a) If the aggregate amount of the Proposed Additional Commitments of all of the Increasing Lenders shall exceed the aggregate amount of the Assigned Commitments, then (i) the amount of the Assumed Commitment of each Increasing Lender shall be equal to (x) the aggregate amount of the Assigned Commitments multiplied by (y) a fraction, the numerator of which is equal to such Increasing Lender’s Commitment as then in effect and the denominator of which is the aggregate amount of the Commitments of all Increasing Lenders as then in effect; and (ii) no New Lender shall become a Lender hereunder pursuant to Section 2.15(c).

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(b) If the aggregate amount of the Proposed Additional Commitments of all of the Increasing Lenders shall be less than or equal to the aggregate amount of the Assigned Commitments, then: (i) the amount of the Assumed Commitment of each Increasing Lender shall be equal to such Increasing Lender’s Proposed Additional Commitment; and (ii) the excess, if any, of the aggregate amount of the Assigned Commitments over the aggregate amount of the Proposed Additional Commitments shall be allocated among New Lenders in such a manner as the U.S. Borrower and the Administrative Agent may agree.

“Share” means, as to any Assignee, a fraction the numerator of which is equal to such Assignee’s Assumed Commitment and the denominator of which is the aggregate amount of the Assumed Commitments of all the Assignees.

SECTION 2.16. Defaulting Lender.

(a) Reallocation of Defaulting Lender Commitments. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply:

(i) in the case of each Defaulting Lender, the ratable portion of such Defaulting Lender with respect to any such outstanding Obligations will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the date such Lender becomes a Defaulting Lender) among the Lenders that are Non-Defaulting Lenders pro rata in accordance with such Non-Defaulting Lenders’ respective Commitments; provided that the sum of each Non-Defaulting Lender’s ratable portion of the Total Outstandings may not in any event exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim any Borrower, the Administrative Agent, any Issuing Bank, any Swing Loan Lender or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender;

(ii) in the case of each Defaulting Lender, to the extent that any portion (the “unreallocated portion”) of the ratable portion of such Defaulting Lender with respect to any such outstanding and future Letter of Credit Obligations and Swing Loans cannot be so reallocated, whether by reason of clause (A) of the proviso in clause (i) above or otherwise, the U.S. Borrower will, not later than 5 Business Days after demand by the Administrative Agent (at the direction of the Issuing Banks and/or the Swing Loan Lenders, as the case may be), Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the Borrowers to the Issuing Banks and the Swing Loan Lenders in respect of such Obligations or make other arrangements reasonably satisfactory to the Administrative Agent, and to the Issuing Banks and the Swing Loan Lenders, as the case may be, in their reasonable discretion, to protect them against the risk of non-payment by such Defaulting Lender; and

(iii) in the case of each Defaulting Lender, any amount paid by the U.S. Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated, non-interest bearing account until (subject to Section 2.05(c)) the termination of the Commitments and payment in full of all the Obligations and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: first to the

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payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to any Issuing Bank or any Swing Loan Lender (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swing Loan Lender against such Defaulting Lender, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swing Loan Lender against such Defaulting Lender, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and Reimbursement Obligations in respect of the Letters of Credit at such time then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swing Loan Lender against such Defaulting Lender, seventh after the termination of the Commitments and payment in full of all the Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.

(b) Cash Collateral Call. If any Lender becomes, and during the period it remains, a Defaulting Lender, if any Letter of Credit is at the time outstanding, the Issuing Banks may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 2.16(a)), by notice to the Borrowers and such Defaulting Lender through the Administrative Agent, require any Borrower to deposit in a cash collateral account maintained by the Administrative Agent an amount at least equal to 105% of the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender to be applied pro rata in respect thereof, or to make other arrangements satisfactory to the Administrative Agent, and to the Issuing Banks, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender.

(c) Right to Give Drawdown Notices. In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender, and the applicable Borrower fails to Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) or prepay its obligations in respect of Letter of Credit Obligations or Swing Loans within 5 Business Days after demand by the Administrative Agent pursuant to this Section 2.16, any Issuing Bank or Swing Loan Lender is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 3.01 in such amounts and in such times as may be required to pay matured Reimbursement Obligations, repay an outstanding Swing Loan, and/or Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the applicable Borrower in respect of Letters of Credit Obligations or Swing Loans in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Letter of Credit or Swing Loan.

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(d) Termination of Defaulting Lender Commitments. The U.S. Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than 10 Business Days’ prior notice to the Administrative Agent (who will promptly notify the Lenders thereof), and in such event the provisions of Section 2.11 will apply to all amounts thereafter paid by the U.S. Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that such termination will not be deemed to be a waiver or release of any claim any Borrower, the Administrative Agent, the Issuing Banks, the Swing Loan Lenders or any Lender may have against such Defaulting Lender.

(e) Cure. If the U.S. Borrower, Administrative Agent, the Issuing Banks and the Swing Loan Lenders, as applicable, agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.16(a)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause such Lender’s ratable portion to be on a pro rata basis in accordance with their respective Commitment, whereupon such Lender will cease to be a Defaulting Lender and will become a Non-Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

(f) Non-Defaulting Lender. Notwithstanding the foregoing, the occurrence of any Lender becoming a Defaulting Lender shall not relieve any other Lender of its obligations to make such Loan or payment on any date required under this Agreement and no other Lender shall be responsible for the failure of any Defaulting Lender to make any Loan or payment required under this Agreement.

SECTION 2.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

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(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

SECTION 2.18. Benchmark Replacement Setting.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.18(a) will occur prior to the applicable Benchmark Transition Start Date.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the U.S. Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the U.S. Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.18(d) and (y) the commencement of any Benchmark Unavailability Period. Any notice required to be delivered by the Administrative Agent as set forth in this Section 2.18 may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.18.

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(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate or EURIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor

(e) Benchmark Unavailability Period. Upon the U.S. Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the U.S. Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans, or a EURIBOR Borrowing of, or continuation of EURIBOR Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (A) in the case of any request for any affected SOFR Loan, the U.S. Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (B) in the case of any request for any affected EURIBOR Loan, if applicable, then such request shall be ineffective and shall, at the U.S. Borrower’s election, (I) be converted into Base Rate Loans denominated in Dollars (in an amount that is then equal to the Dollar Equivalent of such EURIBOR Loans) at the end of the applicable Interest Period or (II) be prepaid in full at the end of the applicable Interest Period; provided that, with respect to any EURIBOR Loan, if no election is made by the U.S. Borrower by the earlier of (x) that date this is three Business Days after receipt by the U.S. Borrower of such notice and (y) the last day of the current Interest Period for the applicable EURIBOR Loan, the U.S. Borrower shall be deemed to have elected clause (I) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 9.04(c). During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. During such Benchmark Unavailability Period, any outstanding SOFR Loans or EURIBOR Loans, as applicable, shall be deemed to have been converted into Base Rate Loans (in the case of such EURIBOR Loans, in an amount that is then equal to the Dollar Equivalent of such EURIBOR Loans) at the end of the applicable Interest Period.

(f) Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or EURIBOR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or

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replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, EURIBOR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, EURIBOR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, EURIBOR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE III

MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT

SECTION 3.01. Making the Revolving Loans.

(a) Each Revolving Loan Borrowing shall be made on notice, given not later than (x) 12:00 noon (New York City time) on the third Business Day prior to the date of a EURIBOR Loan Borrowing, (y) 12:00 noon (New York City time) on the third U.S. Government Securities Business Day prior to the date of a SOFR Loan Borrowing, and (z) 11:00 A.M. (New York City time) on the day of a Base Rate Loan Borrowing, by the U.S. Borrower (on its own behalf and on behalf of any Euro Borrower) to the Administrative Agent, which shall give to each Lender prompt notice thereof. Each notice of a Revolving Loan Borrowing (a “Notice of Revolving Loan Borrowing”) shall be made in writing by telecopier, electronic mail, telex or cable, in substantially the form of Exhibit B-1 hereto, specifying therein the requested date of such Revolving Loan Borrowing (which shall be a Business Day), Currency and Type of Revolving Loan comprising such Revolving Loan Borrowing, aggregate amount of such Revolving Loan Borrowing, in the case of a Revolving Loan Borrowing comprised of SOFR Loans or EURIBOR Loans, the Interest Period for each such Revolving Loan; provided that if no Interest Period is specified with respect to any requested SOFR Loan or EURIBOR Loan, the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration, and the name of the Borrower (which shall be the U.S. Borrower or a Euro Borrower). Each Lender shall (A) before 11:00 A.M. Local Time on the date of such Borrowing (in the case of either a SOFR Loan Borrowing or a EURIBOR Loan Borrowing) and (B) before 1:00 P.M. (New York City time) on the date of such Borrowing (in the case of a Base Rate Loan Borrowing), make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account for the relevant Currency in same day funds, such Lender’s ratable portion of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV (Conditions of Lending), the Administrative Agent will make such funds available to the relevant Borrower in such manner as the Administrative Agent and the U.S. Borrower may agree; provided however, that the Administrative Agent shall first make

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a portion of such funds equal to the aggregate principal amount of any Swing Loan and Letter of Credit Loans as to which a Borrower has received timely notice made by the Swing Loan Lenders or the Issuing Banks, as the case may be, or by any other Lender and outstanding on the date of such Revolving Loan Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the relevant Swing Loan Lenders or the relevant Issuing Banks, as the case may be, and such other Lenders for repayment of such Swing Loans and Letter of Credit Loans.

(b) Anything in subsection (a) above to the contrary notwithstanding, the U.S. Borrower may not select SOFR Loans or EURIBOR Loans for any Revolving Loan Borrowing if the aggregate amount of such Revolving Loan Borrowing is less than $1,000,000 or the Foreign Currency Equivalent thereof.

(c) Subject to Sections 2.09(c) and 3.06, each Notice of Revolving Loan Borrowing shall be irrevocable and binding on the U.S. Borrower and the relevant Borrower. In the case of any Revolving Loan Borrowing by a Borrower which the related Notice of Revolving Loan Borrowing specifies is to be comprised of SOFR Loans or EURIBOR Loans, such Borrower shall indemnify each relevant Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Revolving Loan Borrowing for such Revolving Loan Borrowing the applicable conditions set forth in Article IV (Conditions of Lending), including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Loan to be made by such Lender as part of such Revolving Loan Borrowing when such Revolving Loan, as a result of such failure, is not made on such date.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the time any Revolving Loan Borrowing is required to be made that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Revolving Loan Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Revolving Loan Borrowing in accordance with subsection (a) of this Section 3.01 and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at in the case of such Borrower, the interest rate applicable at the time to Revolving Loans comprising such Revolving Loan Borrowing and in the case of such Lender, the Federal Funds Rate, provided that such Borrower retains its rights against such Lender with respect to any damages it may incur as a result of such Lender’s failure to fund, and notwithstanding anything herein to the contrary, in no event shall such Borrower be liable to such Lender or any other Person for the interest payable by such Lender to the Administrative Agent pursuant to this sentence. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Revolving Loan as part of such Revolving Loan Borrowing for purposes of this Agreement.

(e) The failure of any Lender to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such Revolving Loan Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any Revolving Loan Borrowing.

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SECTION 3.02. [Intentionally Deleted].

SECTION 3.03. Making the Swing Loans, Etc.

(a) In order to request a Swing Loan, the Swing Loan Borrower shall telecopy (or forward by electronic mail or similar means) to the applicable Swing Loan Lender, with a copy to the Administrative Agent, a duly completed request in substantially the form of Exhibit E (Form of Swing Loan Request), setting forth the requested amount, currency and date of such Swing Loan (a “Swing Loan Request”), to be received by the Swing Loan Lender not later than 2:00 p.m. (New York City time) on the day of the proposed borrowing. Subject to the terms of this Agreement, the Swing Loan Lender agrees to make, on the date of the relevant Swing Loan Request, the Swing Loan specified in such Swing Loan Request available to the Swing Loan Borrower. The Swing Loan Lender shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.02 have been satisfied in connection with the making of any Swing Loan.

(b) Any Swing Loan Lender may demand at any time that each Lender pay in Dollars to the Administrative Agent, for the account of such Swing Loan Lender, in the manner provided in clause (c) below, such Lender’s pro rata share of all or a portion of its outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of the Swing Loans demanded to be paid; provided however, the Swing Loan Lenders shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.02 shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived.

(c) The Administrative Agent shall forward each demand referred to in clause (b) above to each Lender on the day such demand is received by the Administrative Agent (except that any such demand received by the Administrative Agent after 2:00 p.m. (New York time) on any Business Day or on a day that is not a Business Day shall not be required to be forwarded to the Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount in Dollars of each Lender’s pro rata share of the aggregate principal amount of the Swing Loans demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Section 4.02 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), each Lender shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Lender’s receipt of such demand, make available to the Administrative Agent, in immediately available funds in Dollars, for the account of the applicable Swing Loan Lender, the amount specified in such statement. Upon such payment by a Lender, such Lender shall, except as provided in clause (d) below, be deemed to have made a Base Rate Loan in Dollars in an amount equal to such payment to the Swing Loan Borrower (and the Swing Loan Borrower hereby authorizes the making of such Loan). The Administrative Agent shall use such funds to repay the Swing Loans to such Swing Loan Lender. To the extent that any Lender fails to make such payment available to the Administrative Agent for the account of such Swing Loan Lender, the Swing Loan Borrower shall repay such Swing Loan or Swing Loans, as the case may be, on demand.

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(d) If for any reason the Swing Loans cannot be refinanced by such Loans in accordance with clause (c) above, each Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Lender pursuant to clause (c) above, which participation shall be in a principal amount equal to such Lender’s pro rata share of such Swing Loan, by paying in Dollars to the applicable Swing Loan Lender on the date on which such Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (c) above, in immediately available funds, an amount equal to such Lender’s pro rata share of such Swing Loan. If all or part of such amount is not in fact made available by such Lender to such Swing Loan Lender on such date, such Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Lender together with interest accrued from such date at the Federal Funds Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

(e) From and after the date on which any Lender is deemed to have made a Loan pursuant to clause (c) above with respect to any Swing Loan or purchases an undivided participation interest in a Swing Loan pursuant to clause (d) above, the Administrative Agent shall promptly distribute to such Lender such Lender’s pro rata share of all payments of principal of and interest received by the Administrative Agent on behalf of the applicable Swing Loan Lender on account of such Swing Loan (all of which such payments shall be made in Dollars) other than those received from a Lender pursuant to clause (c) or (d) above and subject to Section 2.16 with regard to any Defaulting Lender. If any payment received and so distributed by any Swing Loan Lender in respect of principal or interest on any Swing Loan is required to be returned by the Swing Loan Lender under any of the circumstances described in Section 9.05 (including pursuant to any settlement entered into by the Swing Loan Lender in its discretion), each Lender shall pay to such Swing Loan Lender its pro rata share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent shall make such demand upon the request of such Swing Loan Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(f) The parties hereto acknowledge that the Swing Loan Lenders may from time to time make loans to the Swing Loan Borrower pursuant to an overdraft, autoborrow or similar arrangement (the “Overdraft Facility”). The loans made pursuant to the Overdraft Facility (the “Overdraft Advances”) shall be deemed Swing Loans for all purposes hereof and shall be subject to all of the provisions hereof; provided that (1) provisions relating to the fact that the Overdraft Facility is an uncommitted facility shall prevail; (2) the borrowing procedures set forth in the Overdraft Documents shall prevail in the event of any conflict between such borrowing procedures and clause (a) above; (3) the optional prepayment provisions set forth in the Overdraft Documents shall prevail in the event of any conflict between such provisions and Section 2.07; (4) any mandatory prepayment provisions set forth in the Overdraft Documents shall be in addition to, and not in lieu of or replacement of, the mandatory prepayment provisions set forth in Section 2.07; and (5) interest on each Overdraft Advance shall be due and payable in arrears on each date set forth in the Overdraft Documents in the event of any conflict between such interest payment dates and the interest payment dates set forth herein.

(g) Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Loans pursuant to this Section 3.03 shall be absolute and unconditional, and shall not be affected by any circumstance, including any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Loan Lender, any Borrower

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or any other Person for any reason whatsoever, the occurrence or continuance of a Default, or any other occurrence, event or condition, whether or not similar to any of the foregoing. No such funding of risk participations shall relieve or otherwise impair the obligation of the Swing Loan Borrower to repay any Swing Loans made to it, together with interest as provided herein.

(h) Any Swing Loan Lender may resign at any time upon not less than 90 days’ prior written notice to the U.S. Borrower and the Administrative Agent, during which period such Swing Loan Lender shall cooperate with the U.S. Borrower in putting in place a new Swing Loan Lender designated by the U.S. Borrower and acceptable to the Administrative Agent; provided, that such resigning Swing Loan Lender shall retain all the rights and obligations of a Swing Loan Lender provided for hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Loans pursuant to this Section 3.03. If there are no other Swing Loan Lenders, and no such Swing Loan Lender is appointed, in each case prior to the effectiveness of such resignation, the Swing Loan Borrower shall not be entitled to request Swing Loans until such a Swing Loan Lender is appointed.

SECTION 3.04. Issuance of Letters of Credit.

(a) No Issuing Bank shall be under any obligation to Issue any Letter of Credit upon the occurrence of any of the following:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date of this Agreement or that would result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Bank as of the date of this Agreement and that such Issuing Bank in good faith deems material to it;

(ii) such Issuing Bank shall have received any written notice of the type described in clause (c) below;

(iii) after giving effect to the Issuance of such Letter of Credit, the aggregate Total Outstandings would exceed the aggregate of the Commitments in effect at such time or the Letter of Credit Obligations at such time would exceed the Letter of Credit Sublimit;

(iv) any fees due in connection with any Issuance have not been paid;

(v) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuing Bank; or

(vi) such Letter of Credit is requested to be denominated in any currency other than Dollars or (if requested by a Euro Borrower) Euros.

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None of the Lenders (other than the Issuing Banks in their capacity as such) shall have any obligation to Issue any Letter of Credit.

(b) In connection with the Issuance of each Letter of Credit, the U.S. Borrower or a Euro Borrower, as applicable and appropriate, shall give the relevant Issuing Bank and the Administrative Agent at least two Business Days’ prior written notice, in form and substance acceptable to the applicable Issuing Bank, of the requested Issuance of such Letter of Credit (a “Letter of Credit Request”). Such notice shall be irrevocable and shall specify the Issuing Bank of such Letter of Credit, the Currency of Issuance (Dollars or Euros) and face amount of the Letter of Credit requested, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuing Bank and the Administrative Agent not later than 11:00 a.m. (New York time) on the second Business Day prior to the date of the requested Issuance of such Letter of Credit.

(c) Subject to the satisfaction of the conditions set forth in this Section 3.04 and in Section 2.04, the relevant Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of the applicable Borrower in accordance with such Issuing Bank’s usual and customary business practices. No Issuing Bank shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.02 shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived. The relevant Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.02 have been satisfied in connection with the Issuance of any Letter of Credit.

(d) If requested by the relevant Issuing Bank, prior to the issuance of each Letter of Credit by such Issuing Bank, and as a condition of such Issuance and of the participation of each Lender in the Letter of Credit Obligations arising with respect thereto in accordance with clause (f) below, the applicable Borrower shall have delivered to such Issuing Bank a letter of credit reimbursement agreement, in such form as the Issuing Bank may employ in its ordinary course of business for its own account (a “Letter of Credit Reimbursement Agreement”), signed by such Borrower, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

(e) Each Issuing Bank shall:

(i) give the Administrative Agent written notice (which writing may be a telecopy or electronic mail) of the Issuance of a Letter of Credit Issued by it, of all drawings under a Letter of Credit Issued by it and the payment (or the failure to pay when due) by the applicable Borrower of any Reimbursement Obligation when due, other than drawings under Letters of Credit issued to support the IRB Obligations and reimbursement payments in respect thereof that are made when due (which notice, the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender);

(ii) upon the request of any Lender, furnish to such Lender, copies of any Letter of Credit Reimbursement Agreement to which such Issuing Bank is a party and such other documentation as may reasonably be requested by such Lender; and

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(iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the U.S. Borrower separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it under the Letter of Credit Sub-Facility, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations outstanding at the end of each month and any information requested by the U.S. Borrower or the Administrative Agent relating thereto.

(f) Immediately upon the issuance by an Issuing Bank of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s pro rata share of the Commitments, in such Letter of Credit and the obligations of the applicable Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

(g) Each Borrower agrees to pay to the Issuing Bank of any Letter of Credit the Dollar Equivalent of the amount of all Reimbursement Obligations owing to such Issuing Bank under any Letter of Credit issued for its account no later than the date that is the next succeeding Business Day after such Borrower receives written notice from such Issuing Bank that payment has been made under such Letter of Credit (the “Reimbursement Date”), irrespective of any claim, set-off, defense or other right that such Borrower may have at any time against such Issuing Bank or any other Person.

(h) In the event that any Issuing Bank makes any payment under any Letter of Credit and the applicable Borrower shall not have repaid the Dollar Equivalent of such amount to such Issuing Bank pursuant to clause (g) or any such payment by such Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand with interest thereon computed from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Revolving Loans that are Base Rate Loans and from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Revolving Loans that are Base Rate Loans, and such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Bank the amount of such Lender’s pro rata share of such payment in Dollars (based upon the Dollar Equivalent of such amount on the date of such payment) and in immediately available funds. If the Administrative Agent so notifies such Lender prior to 11:00 a.m. (New York time) on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuing Bank its pro rata share of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 7.01(e) and notwithstanding whether or not the conditions precedent set forth in Section 4.02 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to applicable Borrower in the principal amount of such payment. Whenever any Issuing Bank receives from the U.S. Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuing Bank any payment from a Lender pursuant to this clause (h), such Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender, in immediately available funds, an amount equal to such Lender’s pro rata share of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation.

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(i) If and to the extent such Lender shall not have so made its pro rata share of the amount of the payment required by clause (h) above, as applicable, available to the Administrative Agent for the account of such Issuing Bank, such Lender agrees to pay to the Administrative Agent for the account of such Issuing Bank forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter until such amount is repaid to the Administrative Agent for the account of such Issuing Bank, at the rate per annum applicable to Base Rate Loans under the Facility.

(j) Each Borrower’s obligation to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuing Banks with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii) the existence of any claim, set off, defense or other right that such Borrower, any other party guaranteeing, or otherwise obligated with, such Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuing Bank, the Administrative Agent or any other Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing Bank, the other Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 3.04 or Section 2.04, constitute a legal or equitable discharge of such Borrower’s obligations hereunder.

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Any action taken or omitted to be taken by the relevant Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuing Bank under any resulting liability to the applicable Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuing Bank may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuing Bank.

(k) Schedule 2.04 (Existing Letters of Credit) contains a schedule of Existing Letters of Credit issued for the account of the U.S. Borrower. On the Effective Date such letters of credit, to the extent outstanding, shall be automatically and without further action by the parties thereto converted to Letters of Credit issued pursuant to this Section 3.04 and Section 2.04 for the account of the U.S. Borrower and subject to the provisions hereof, and for this purpose the fees specified in Section 2.05(b) shall be payable (in substitution for any fees set forth in the applicable letter of credit reimbursement agreements or applications relating to such letters of credit) as if such letters of credit had been issued on the Effective Date, other than fees with respect to issuance, amendment or transfer that might otherwise apply as the result of such letters of credit being treated as if issued on the Effective Date, the amount of such letters of credit shall be included in the calculation of Letter of Credit Obligations and all liabilities of the U.S. Borrower with respect to such letters of credit shall constitute Reimbursement Obligations and/or obligations under the Facility.

SECTION 3.05. Increased Costs.

(a) If, due to either the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof or the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, there shall be (x) any increase in the cost to any Lender of agreeing to make or making, funding or maintaining SOFR Loans, EURIBOR Loans or Swing Loans or (y) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, or (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves (including pursuant to regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets which are Eurocurrency Liabilities), other liabilities or capital attributable thereto, then the Borrowers shall from time to time, within ten Business Days after written demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost incurred during the 90-day period prior to the date of such demand. A certificate as to the amount of such increased cost, submitted to the U.S. Borrower and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof, shall be prima facie evidence of such costs.

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(b) If any Lender determines that compliance with the introduction of or any change in or in the interpretation of, any law or regulation, in each case after the date hereof, or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of this type, then, within ten Business Days after written demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall from time to time pay to the Administrative Agent for the account of such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances for such increase in capital or liquidity incurred during the six-month period prior to the date of such demand, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder. A certificate as to such amounts submitted to the U.S. Borrower and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof shall be prima facie evidence of such costs.

(c) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.05 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the U.S. Borrower of the circumstances giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the circumstances giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(d) Without limiting the effect of the foregoing, the Borrowers shall pay to each Lender on the last day of each Interest Period so long as such Lender is maintaining reserves against Eurocurrency Liabilities (or so long as such Lender is maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on EURIBOR Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender that includes any EURIBOR Loans) an additional amount (determined by such Lender and notified to the U.S. Borrower through the Administrative Agent) equal to the product of the following for each EURIBOR Loan for each day during such Interest Period:

(i) the principal amount of such EURIBOR Loan outstanding on such day; and

(ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such EURIBOR Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the EURIBOR Reserve Percentage in effect on such day minus (y) such numerator; and

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(iii) 1/360.

(e) If the U.S. Borrower is required to pay any Lender any amounts under this Section 3.05, the applicable Lender shall be an “Affected Person”, and the U.S. Borrower shall have the rights set forth in Section 3.08 to replace such Affected Person.

Notwithstanding anything to the contrary, for purposes of this Section 3.05, each of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted.

SECTION 3.06. Illegality. Notwithstanding any other provision of this Agreement, if any Lender or any Swing Loan Lender, as the case may be, shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or such Swing Loan Lender, as the case may be, or its Applicable Lending Office to perform its obligations hereunder to make SOFR Loans, EURIBOR Loans or Swing Loans, as the case may be, or to fund or maintain SOFR Loans, EURIBOR Loans or Swing Loans hereunder, as the case may be, then, subject to the provisions of Section 3.08, the obligation of such Lender to make SOFR Loans or EURIBOR Loans hereunder or the obligations of such Swing Loan Lender to make Swing Loans hereunder (including, without limitation, to any Borrower who is also a Foreign Subsidiary), as the case may be, shall be suspended until the first date on which the circumstances causing such suspension cease to exist (and, to the extent required by applicable Law, cancelled), any SOFR Loans or EURIBOR Loans made or to be made by such Lender shall be converted automatically to Base Rate Loans (in the case of such EURIBOR Loans, in an amount that is then equal to the Dollar Equivalent of such EURIBOR Loans) and such Lender or such Swing Loan Lender, as the case may be, shall be an “Affected Person”, and the U.S. Borrower shall have the right set forth in Section 3.08 to replace such Affected Person. In the event of such a suspension, such Lender or such Swing Loan Lender, as the case may be, shall review the circumstances giving rise to such suspension at least weekly and shall notify the U.S. Borrower, the Administrative Agent, the Swing Loan Lenders and the Lenders promptly of the end of such suspension, and thereafter the applicable Borrower shall be entitled to borrow SOFR Loans or EURIBOR Loans from such Lender or the Swing Loan Borrower shall be entitled to borrow Swing Loans from such Swing Loan Lender, as the case may be. During such suspension period, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (i) convert all affected SOFR Loans to Base Rate Loans or (ii) convert all EURIBOR Loans to Base Rate Loans denominated in Dollars (in an amount that is then equal to the Dollar Equivalent of such EURIBOR Loans) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (A) with respect to SOFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day or (B) with respect to EURIBOR Loans, on the last day of the Interest

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Period therefor, if all affected Lenders may lawfully continue to maintain such EURIBOR Loans, to such day, or immediately, if any Lender may not lawfully continue to maintain such EURIBOR Loans, as applicable, to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 9.04(c).

Notwithstanding anything to the contrary, for purposes of this Section 3.06, each of (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted.

SECTION 3.07. Reasonable Efforts to Mitigate. Each Lender and each Swing Loan Lender shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any amounts payable by the Borrowers under Section 3.05 and to minimize any period of illegality described in Section 3.06. Without limiting the generality of the foregoing, each Lender and each Swing Loan Lender agrees that, to the extent reasonably possible to such Lender or such Swing Loan Lender, as the case may be, it will change its Applicable Lending Office if such change would eliminate or reduce amounts payable to it under Section 3.05 or eliminate any illegality of the type described in Section 3.06, as the case may be. Each Lender and each Swing Loan Lender further agrees to notify the U.S. Borrower promptly, but in any event within five Business Days, after such Lender or such Swing Loan Lender, as the case may be, learns of the circumstances giving rise to such a right to payment or such illegality have changed such that such right to payment or such illegality, as the case may be, no longer exists.

SECTION 3.08. Right to Replace Affected Person or Lender.

(a) Replacement by the U.S. Borrower. In the event the Borrowers are required to pay any Taxes with respect to an Affected Person pursuant to Section 2.12(b) or (d) or any amounts with respect to an Affected Person pursuant to Section 3.05, the U.S. Borrower receives a notice from an Affected Person pursuant to Section 3.06, or any Lender is a Defaulting Lender or Non-Consenting Lender (treating such Lender as an “Affected Person” for purposes of this Section 3.08), the U.S. Borrower may elect, if such amounts continue to be charged or such notice is still effective, to replace such Affected Person as a party to this Agreement, provided that, concurrently therewith, (i) another financial institution which is an Eligible Assignee and is reasonably satisfactory to the U.S. Borrower and the Administrative Agent (or if the Lender then serving as Administrative Agent is the Person to be replaced and the Administrative Agent has resigned its position, the Lender becoming the successor Administrative Agent) and satisfactory to the Issuing Banks and the Swing Loan Lenders (unless it is such Swing Loan Lender that is being replaced), shall agree, as of such date, to purchase for cash and at par the Loans and participation in Letters of Credit of the Affected Person, pursuant to an Assignment and Acceptance and to become a Lender or a Swing Loan Lender, as the case may be, for all purposes under this Agreement and to assume all obligations (including all outstanding Loans) of the Affected Person to be replaced as of such date and to comply with the requirements of Section 9.07 applicable to assignments and (ii) the U.S. Borrower shall pay to such Affected Person in same day funds on the day of such replacement all interest, fees and other amounts then due and owing to such Affected Person by any Borrower hereunder to and including the date of termination, including without limitation payments due such Affected Person under Section 2.12, costs incurred under Section 3.05 and payments owing under Section 9.04(c).

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(b) Replacement by the Issuing Banks. In the event that S&P and Moody’s shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- and Baa3, respectively, or the equivalent, then the Issuing Banks shall in consultation with the U.S. Borrower have the right, but not the obligation, at their own expense, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Eligible Assignee, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.07 (other than clause (a)(iv) thereof)) all the interests, rights and obligations in respect of its Commitment to an Eligible Assignee; provided however, that (x) no such assignment shall conflict with any law, rule or regulation or order of any governmental authority and (y) the Issuing Banks or such Eligible Assignee, as the case may be, shall pay to such Lender in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender and such Lender’s participation in any Letters of Credit hereunder and all other amounts accrued for such Lender’s account or owed to it hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be obligated under Section 8.05 and be entitled to the benefits of Section 9.04, as well as to any fees and other amounts accrued for its account under Section 2.05, ~~Section  2.12~~Section 2.12 or 3.05 and not yet paid.

SECTION 3.09. Use of Proceeds. The Letters of Credit and the proceeds of the Loans shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes of the U.S. Borrower and its Subsidiaries; provided that neither any Lender nor the Administrative Agent shall have any responsibility for the use of any of the Letters of Credit or the proceeds of Loans.

ARTICLE IV

CONDITIONS OF LENDING

SECTION 4.01. Conditions Precedent to Initial Borrowing. The obligation of each Lender to make a Loan on the occasion of the initial Borrowing and of an Issuing Bank to issue the initial Letter of Credit, whichever shall first occur, shall be subject to the conditions precedent that, on a date (the “Effective Date”) not later than June 30, 2022, the Administrative Agent shall have received the following:

(a) Each of the following documents, which shall be dated the Effective Date and in form and substance satisfactory to the Administrative Agent:

(i) This Agreement, duly executed and delivered by each of the Borrowers and the Guarantor.

(ii) Upon request of any Lender, the Revolving Loan Notes payable by the U.S. Borrower and any Euro Borrower to the order of each such Lender.

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(iii) Certified copies of (w) the charter and by-laws of each Borrower, (x) the resolutions of the board of directors (or equivalent governing body) of each Borrower authorizing and approving this Agreement, the Guaranty and the Notes and the transactions contemplated by the Loan Documents, (y) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents and (z) a long form good standing certificate (or its equivalent) for each such Borrower from its jurisdiction of organization.

(iv) A certificate of the secretary or an assistant secretary (or equivalent officer) of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign this Agreement, the Guaranty and the Notes and the other documents to be delivered hereunder.

(v) A favorable opinion of (x) Morgan, Lewis & Bockius LLP U.S., counsel to the Borrowers and (y) certain local counsel to each of the Euro Borrowers, in each case, in form and substance reasonably acceptable to the Administrative Agent and Lenders and covering such customary matters relating hereto as any Lender, through the Administrative Agent, may reasonably request.

(vi) A certificate of a senior officer of the U.S. Borrower to the effect that (x) the representations and warranties contained in Article V (Representations and Warranties) are correct (other than any such representations or warranties which, by their terms, refer to a prior date) and (y) no event has occurred and is continuing which constitutes a Default.

(vii) Such other certificates, documents, agreements and information respecting any Borrower as any Lender through the Administrative Agent may reasonably request, including without limitation, at least five Business Days prior to the Effective Date, all documentation and other information relating to the Borrowers required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Borrower that constitutes a “legal entity customer” under 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certificate”), in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least 10 Business Days prior to the Effective Date.

(b) Confirmation that the U.S. Borrower has paid all accrued fees and expenses of the Administrative Agent (including, without limitation, amounts then payable under the Fee Letter) and the Lenders hereunder (including the fees and expenses of counsel to the Administrative Agent to the extent then payable), together with all accrued but unpaid fees (including, without limitation, facility fees) and expenses under the Existing Credit Agreement.

SECTION 4.02. Conditions Precedent to Each Revolving Loan Borrowing, Swing Loan Borrowing and Letter of Credit Issuance. The obligation of each Lender to make a Loan (other than a Swing Loan or a Letter of Credit Loan made by a Lender pursuant to Section 3.03 or 3.04(b)) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrowers to request a Swing Loan Borrowing or the Issuance of a Letter of Credit, shall be subject to the further conditions precedent that:

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(a) in the case of the first Borrowing by a Euro Borrower ~~(other than FMC Finance B.V. and FMC Chemicals Netherlands B.V.)~~, the U.S. Borrower shall have furnished to the Administrative Agent and the Lenders such Revolving Loan Notes, corporate documents, resolutions, certifications, legal opinions and other items relating to such Euro Borrower as the Administrative Agent or the Lenders may reasonably require, including without limitation, all documentation and other information relating to such Euro Borrower required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any such Euro Borrower that constitutes a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certificate, in each case, as reasonably requested by any of the Administrative Agent and the Lenders, and

(b) on the date of such Borrowing or Issuance of a Letter of Credit the following statements shall be true (and the acceptance by a Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by such Borrower that on the date of such Borrowing or Issuance such statements are true):

(i) The representations and warranties contained in Article V (Representations and Warranties) (except the Excluded Representations) are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a date other than the date of such Borrowing or issuance, which are true and correct as of such earlier date; and

(ii) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, which constitutes a Default.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The U.S. Borrower and the Guarantor, as applicable, each represents and warrants as follows:

SECTION 5.01. Corporate Existence; Compliance with Law.

Each of the U.S. Borrower and its Material Subsidiaries (a) is duly organized, validly existing and in good standing (where such concept is legally relevant) under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign corporation and in good standing (where such concept is legally relevant) under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing (where such concept is legally relevant) would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) with respect to the U.S. Borrower and its Material Subsidiaries that are Domestic Subsidiaries, is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (f) has all necessary licenses, permits, consents or approvals from or

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by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations.

(a) The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby:

(i) are within such Borrower’s corporate, limited liability company, partnership or other organizational powers;

(ii) have been or, at the time of delivery thereof pursuant to Article IV (Conditions of Lending) will have been, duly authorized by all necessary action, including the consent of shareholders, partners and members where required;

(iii) do not and will not contravene such Borrower’s or any of its Subsidiaries’ respective Constituent Documents, violate any other Requirement of Law applicable to such Borrower (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Borrower, conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any property of such Borrower or any of its Material Subsidiaries;

(iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on Schedule 5.02 (Consents) or that have been or will be, prior to the Effective Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 4.01(a)(iii)(y), and each of which on the Effective Date will be in full force and effect.

(b) This Agreement has been, and each of the other Loan Documents will have been, upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Borrower and the Guarantor party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Borrower and the Guarantor party thereto, enforceable against such Borrower and the Guarantor in accordance with its terms.

SECTION 5.03. Financial Statements.

The Consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at December 31, 2021, and the related Consolidated statements of income, changes in equity and cash flows of the U.S. Borrower and its Subsidiaries for the fiscal year then ended, certified by the Borrowers’ Accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the U.S. Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the U.S. Borrower and its Subsidiaries for the period ended on such date, all in conformity with GAAP.

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SECTION 5.04. Material Adverse Change.

Since December 31, 2021, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect.

SECTION 5.05. Litigation.

Except as set forth on Schedule 5.05 (Litigation), there are no pending or, to the knowledge of the U.S. Borrower, threatened, actions, investigations or proceedings affecting the U.S. Borrower or any of its Material Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The performance of any action by any Borrower required or contemplated by any Loan Document is not restrained or enjoined (either temporarily, preliminarily or permanently).

SECTION 5.06. Taxes.

The U.S. Borrower and each of its Material Subsidiaries (i) have filed, have caused to be filed or have been included in all tax returns (federal, provincial, territorial, state, local and foreign) required to be filed and all such tax returns are true and correct in all material respects and (ii) have paid (or have accrued any taxes shown that are not due with the filing of such returns) all taxes shown thereon to be due, together with applicable interest and penalties, except in any case where the failure to file any such return or pay any such tax is not in any respect material to the U.S. Borrower or the U.S. Borrower and its Subsidiaries taken as a whole.

SECTION 5.07. Full Disclosure.

The information prepared or furnished by or on behalf of the U.S. Borrower in connection with this Agreement or the consummation of the transactions contemplated hereunder taken as a whole, including the information contained in the Disclosure Documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein in light of the time and circumstances under which they were made, not misleading. As of the date of its first delivery hereunder, each Beneficial Ownership Certificate delivered hereunder is true and correct in all respects.

SECTION 5.08. Investment Company Act.

Neither the U.S. Borrower nor any of its Material Subsidiaries is an “investment company” or an “affiliated Person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

SECTION 5.09. ERISA; Canadian Pension Plan Compliance.

(a) No ERISA Event with respect to the U.S. Borrower has occurred or is reasonably expected to occur with respect to any Plan that, when taken individually or together with all such other ERISA Events, has resulted or would reasonably be expected to result in a Material Adverse Effect.

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(b) Neither the U.S. Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that it has incurred any Withdrawal Liability, and neither the U.S. Borrower nor any of its ERISA Affiliates, to the best of the U.S. Borrower’s knowledge and belief, is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, in each case other than any Withdrawal Liability that would not have a Material Adverse Effect.

(c) Neither the U.S. Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or in endangered or critical status within the meaning of Title IV of ERISA, or has been terminated, within the meaning of Title IV of ERISA, except where such event would not reasonably be expected to have a Material Adverse Effect.

(d) Subject to the accuracy of the representations of the Lenders in Section 9.20, no Person who for purposes of Title IV of ERISA is a member of the U.S. Borrower is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations).

(e) Each Canadian Pension Plan is in compliance with applicable federal or provincial pension benefits standards Laws and the Income Tax Act (Canada). No Canadian Loan Party has any liability or obligations (contingent or otherwise) in relation to a Canadian Defined Benefit Plan. No Canadian Pension Event has occurred or could reasonably be expected to occur.

SECTION 5.10. Environmental Matters.

Except as disclosed in the U.S. Borrower’s SEC filings filed with respect to period ending on or prior to December 31, 2021:

(a) The operations of the U.S. Borrower and each of its Material Subsidiaries have been and are in compliance with all Environmental Laws, including obtaining and complying with all required Permits required under or by Environmental Laws (collectively, “Environmental Permits”), other than non-compliances that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) None of the U.S. Borrower or any of its Material Subsidiaries or any real property currently or, to the knowledge of the U.S. Borrower, previously owned, operated or leased by or for the U.S. Borrower or any of its Material Subsidiaries is subject to any pending or, to the knowledge of the U.S. Borrower, threatened, claim, order, agreement, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) Except as disclosed on Schedule 5.10 (Environmental Matters), none of the real property owned or operated by the U.S. Borrower or any of its Material Subsidiaries that is a Domestic Subsidiary is a treatment, storage or disposal facility requiring a Permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. and the regulations thereunder.

(d) There are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the U.S. Borrower or of real property owned, operated or leased by the U.S. Borrower or any of its Material Subsidiaries that are not specifically included in the financial information furnished to the Lenders other than those that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

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(e) As of the date hereof, no Environmental Lien has attached to any property of the U.S. Borrower or any of its Material Subsidiaries and, to the knowledge of the U.S. Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property.

SECTION 5.11. Ownership of Properties; Liens.

Each of the U.S. Borrower and its Material Subsidiaries has good title to, a valid leasehold interest in, or other valid legal rights to use, all of the real and personal property used in the ordinary course of its business, and none of such property is subject to any Lien (other than as permitted by Section 6.04(a)), except to the extent that the absence of such good title, valid leasehold interest or valid legal right, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.12. Sanctions.

Each of the Borrowers and their Subsidiaries are in compliance with applicable Sanctions. None of the Borrowers, their Subsidiaries or any of their respective directors, officers, employees, agents, or affiliates is a Sanctioned Person. The Letters of Credit and the proceeds of any Loan will not be used and have not been used, directly or indirectly, (A) to fund any operations in or with, finance any investments or activities in or with, or make any payments to, a Sanctioned Person or a Sanctioned Country, except to the extent permissible for a Person required to comply with Sanctions or (B) in any other manner that would result in a violation by any Person of any Sanctions.

SECTION 5.13. Anti-Corruption Laws; Anti-Money Laundering Laws.

Each of the Borrowers has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees, brokers and agents with Anti-Corruption Laws and Anti-Money Laundering Laws and applicable Sanctions, and the Borrowers, their Subsidiaries and their respective officers and employees and to the knowledge of the Borrowers, their and their Subsidiaries’ respective directors, brokers and agents, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects. No part of any Letter of Credit, Borrowing, the use of proceeds therefrom or any other transaction contemplated by this Agreement will violate Anti-Corruption Laws or Anti-Money Laundering Laws.

SECTION  5.14. Collateral Documents.

Subject to the limitations, exceptions and filing requirements otherwise set forth in this Agreement and the other Loan Documents, the Collateral Documents are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, legal, valid and enforceable first priority Liens on, and security interests and hypothecs in, the Collateral described therein to the extent required thereby, subject only to Customary Permitted Liens, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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SECTION  5.15. COVID.

None of the Swiss Guarantors has a loan or other credit, surety or guarantee outstanding or has been granted a non-refundable contribution or other financial support under any public financial support schemes pursuant to the Swiss Federal Act on the Statutory Principles for Federal Council Ordinances on Combating the COVID-19 Epidemic (SR 818.102), the Swiss Federal Act on Loans with Joint and Several Surety as a Result of Coronavirus (SR 951.26), the Swiss Ordinance on Granting Loans and Joint and Several Sureties as a Result of Coronavirus (SR 951.261), the Swiss Ordinance on Hardship Measures for Companies in Connection with the COVID-19 Epidemic (SR 951.262) or any similar federal or cantonal scheme in Switzerland.

ARTICLE VI

COVENANTS OF THE COMPANY

SECTION 6.01. Financial Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing:

(a) Maximum Leverage Ratio. The U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than 3.75:1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter; provided, further that the Leverage Ratio shall not be tested for the Fiscal Quarters ending March 31, 2026, June 30, 2026 and September 30, 2026:

~~Fiscal Quarter~~	~~Maximum Leverage Ratio~~
~~December 31, 2025~~	~~6.00 to 1.00~~
~~March 31, 2026~~	~~6.00 to 1.00~~
~~June 30, 2026~~	~~6.00 to 1.00~~
~~September 30, 2026~~Fiscal Quarter	~~6.00 to 1.00~~Maximum Leverage Ratio
December 31, 2026	~~5.50~~6.75 to 1.00
March 31, 2027	~~5~~6.75 to 1.00
June 30, 2027	~~5.50~~6.75 to 1.00
September 30, 2027	~~5.25~~6.75 to 1.00
December 31, 2027	~~4~~6.75 to 1.00
March 31, 2028	~~4.75~~6.00 to 1.00
June 30, 2028	~~4~~5.50 to 1.00
September 30, 2028	~~4~~5.25 to 1.00
December 31, 2028	~~3.75~~4.50 to 1.00

(b) Minimum Interest Coverage Ratio. The U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than 3.50 to 1.00; provided, however, notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than the applicable level set forth below adjacent to such Fiscal Quarter:

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Fiscal Quarter	Minimum Interest Coverage Ratio
December 31, 2025	2.00 to 1.00
March 31, 2026	2.00 to 1.00
June 30, 2026	2.00 to 1.00
September 30, 2026	2.00 to 1.00
December 31, 2026	2.00 to 1.00
March 31, 2027	2.00 to 1.00
June 30, 2027	2.00 to 1.00
September 30, 2027	2.25 to 1.00
December 31, 2027	2.25 to 1.00
~~September 30~~March 31, 202~~7~~8 through December 31, 2028	2.50 ~~2.50~~ to 1.00

(c) Maximum Secured Leverage Ratio. The U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Secured Leverage Ratio of not more than 3.50 to 1.00.

SECTION 6.02. Reporting Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing:

(a) Financial Statements. The U.S. Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following:

(i) Quarterly Reports. Within 45 days after the end of each Fiscal Quarter of each Fiscal Year, other than the fourth Fiscal Quarter of such Fiscal Year, financial information regarding the U.S. Borrower and its Subsidiaries consisting of Consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flows for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the U.S. Borrower as fairly presenting the Consolidated financial position of the U.S. Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

(ii) Annual Reports. Within 90 days after the end of each Fiscal Year, financial information regarding the U.S. Borrower and its Subsidiaries consisting of Consolidated balance sheets of the U.S. Borrower and its Subsidiaries as of the end of such year and related statements of income, changes in equity and cash flows of the U.S. Borrower and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified without qualification as to the scope of the audit by the Borrowers’ Accountants, together with the report of such accounting firm stating that (A) such Financial Statements fairly present the Consolidated financial position of the U.S. Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which the Borrower’s Accountants shall concur and that shall have been disclosed in the notes to the Financial Statements) and (B) the examination by the Borrower’s Accountants in connection with such Consolidated Financial Statements has been made in accordance with generally accepted auditing standards.

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(iii) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (i) or (ii) above, a certificate of a Responsible Officer of the U.S. Borrower (each, a “Compliance Certificate”) showing in reasonable detail the calculations used in determining the Leverage Ratio, Secured Leverage Ratio and Interest Coverage Ratio and demonstrating compliance with each of the financial covenants contained in Section 6.01 that is tested on a quarterly basis, and stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the U.S. Borrower proposes to take with respect thereto.

(b) Default Notices.

(i) As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect or having any reasonable likelihood of causing or resulting in a Material Adverse Change, the U.S. Borrower shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice shall be in writing ; and

(ii) As soon as practicable, and in any event within five Business Days after a Responsible Officer of any of the U.S. Borrower or any of its Material Subsidiaries has actual knowledge of the existence of any default under any Indebtedness of the U.S. Borrower or any such Subsidiary which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Indebtedness evidenced by the Notes), the U.S. Borrower shall give the Administrative Agent notice specifying the nature of such default, including the anticipated effect thereof, which notice shall be in writing.

(c) Litigation. Promptly after the commencement thereof, the U.S. Borrower shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting the U.S. Borrower or any of its Material Subsidiaries that seeks injunctive or similar relief that, if granted, would reasonably be expected to have a Material Adverse Effect or in the reasonable judgment of the U.S. Borrower or such Material Subsidiary, exposes the U.S. Borrower or such Material Subsidiary to liability that, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(d) SEC Filings; Press Releases. Promptly after the sending or filing thereof, the U.S. Borrower shall send the Administrative Agent copies, electronic or otherwise, of all reports that the U.S. Borrower sends to its security holders generally, all reports and registration statements that the U.S. Borrower or any of its Material Subsidiaries files with the SEC or any national or foreign securities exchange or the National Association of Securities Dealers, Inc., all financial and other material press releases and all other statements concerning material changes or developments in the business of any Borrower made available by any Borrower to the public or any other creditor.

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(e) ERISA and Canadian Pension Plan Matters. The U.S. Borrower shall furnish the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following:

(i) promptly and in any event within 30 days after the U.S. Borrower, a Canadian Loan Party or any ERISA Affiliate knows or should reasonably know that any ERISA Event or Canadian Pension Event with respect to the U.S. Borrower or any Canadian Loan Party has occurred, a statement of a principal financial officer of the U.S. Borrower describing such ERISA Event and the action, if any, which the U.S. Borrower, the Canadian Loan Party or such ERISA Affiliate proposes to take with respect thereto;

(ii) promptly and in any event within 10 Business Days after receipt thereof by the U.S. Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan where such action would have a Material Adverse Effect;

(iii) promptly and in any event within 20 Business Days after receipt thereof by the U.S. Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the U.S. Borrower or any ERISA Affiliate (1) that it has incurred a Withdrawal Liability to a Multiemployer Plan, (2) of being insolvent or in endangered or critical status or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (3) the amount of liability incurred, or which may be incurred, by the U.S. Borrower or any ERISA Affiliate in connection with any event described in clause (1) or (2) above.

(f) Other Information. The U.S. Borrower shall provide the Administrative Agent and each requesting Lender with such other information with respect to the business, properties, condition, financial or otherwise, or operations of the U.S. Borrower or any of its Subsidiaries as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request.

(g) Deemed Delivery. Information required to be delivered pursuant to Section 6.02(a) or (d) above shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on DebtDomain, IntraLinks, SyndTrak or a similar site to which the Lenders have been granted access or such reports shall be available on the website of the SEC at http://www.sec.gov or on the U.S. Borrower’s website at http://www.fmc.com.

SECTION 6.03. Affirmative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing:

(a) Preservation of Corporate Existence, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Section 6.04(b).

(b) Compliance with Laws, Etc. The U.S. Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, including ERISA and Environmental Laws, except where the failure so to comply would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(c) Conduct of Business. The U.S. Borrower shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice and (b) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the U.S. Borrower or any of its Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (a) and (b) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Payment of Taxes, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, pay and discharge before the same shall become delinquent, all U.S. federal taxes and all other material and lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the U.S. Borrower or the appropriate Subsidiary in conformity with GAAP or locally applicable accounting principles.

(e) Maintenance of Insurance. The U.S. Borrower shall maintain for itself, and cause to be maintained for each of its Material Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts (subject to customary retentions and deductibles) and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the U.S. Borrower or such Subsidiary operates~~.~~; provided that not later than ninety (90) days after the Sixth Amendment Effective Date (or such later time as may be agreed by the Administrative Agent in writing, which may be provided by email, in its sole discretion), or in the case of insurance obtained after the Sixth Amendment Effective Date, ninety (90) days after the date such insurance is obtained (or such later time as may be agreed by the Administrative Agent in writing, which may be provided by email, in its sole discretion), the U.S. Borrower shall use commercially reasonable efforts to cause all such insurance (other than business interruption insurance, director and officer insurance, professional liability insurance and worker’s compensation insurance) to (i) name the Administrative Agent, on behalf of the Secured Parties, as additional insured thereunder, (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as loss payee thereunder, and (iii) provide that such insurance shall not be canceled or materially modified without at least thirty (30) days’ prior written notice to the Administrative Agent; provided, further, that the U.S. Borrower shall deliver to the Administrative Agent, upon reasonable request (but not more frequently than annually), certificates of insurance evidencing the insurance required to be maintained pursuant to this Section 6.03(e).

(f) Access. The U.S. Borrower shall from time to time permit the Administrative Agent and the Lenders, or any agents or representatives thereof, within two Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to examine and make copies of and abstracts from the records and books of account of the U.S. Borrower and each of its Material Subsidiaries, visit the properties of the U.S. Borrower and each of its Material Subsidiaries, discuss the affairs, finances and accounts of the U.S. Borrower and each of its Material Subsidiaries with any of their respective officers or directors ~~and~~, inspect, audit, monitor and verify the existence, condition and value of the Collateral and communicate directly with any of its certified public accountants (including the Borrowers’ Accountants). The U.S. Borrower shall authorize its certified public accountants (including the Borrowers’ Accountants) to disclose to the Administrative Agent or any Lender any

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and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests from the U.S. Borrower and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of the U.S. Borrower or any of its Material Subsidiaries; provided that any such disclosures shall be considered Confidential Information governed by Section 9.11 hereof.

(g) Keeping of Books. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made in conformity with GAAP of all financial transactions and the assets and business of the U.S. Borrower and each such Material Subsidiary.

(h) Maintenance of Properties, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, maintain and preserve (a) in good working order and condition all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, industrial designs, trademarks, trade names, copyrights and service marks with respect to its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) Application of Proceeds. The entire amount of the Letters of Credit or the proceeds of the Loans shall be used by the Borrowers for general corporate purposes.

(j) Environmental. The U.S. Borrower shall, and shall cause all of its Material Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, the U.S. Borrower shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of the U.S. Borrower and its Material Subsidiaries incurring material Environmental Liabilities and Costs, (a) conduct or pay for consultants to conduct, such tests or assessments of environmental conditions at such operations or properties as the U.S. Borrower deems appropriate under the circumstances and (b) take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws.

(k) Sanctions, etc. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees, brokers and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

~~(l) Springing Liens and Guarantees. Upon the occurrence of any Ratings Trigger Event, the U.S. Borrower shall, within 30 days following such Ratings Trigger Event, (i) deliver to the Administrative Agent, for the benefit of the Lenders, the Required Credit Support and (ii) take all other actions reasonably necessary to provide the Required Credit Support as may be requested by the Administrative Agent (including delivery of security agreements, financing statements and other security documents, authorization documents and opinions of counsel reasonably requested by the Administrative Agent). The Administrative Agent may appoint collateral or such other agents as it deems reasonably necessary to administer the Required Credit Support and the Administrative Agent and any such additional agents shall be subject only to customary agent duties for secured financings and benefit from customary indemnification provisions in connection~~

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~~therewith. On the Fifth Amendment Effective Date, the Lenders appoints Citibank, N.A. as the Collateral Agent under the Facility. For purposes of the indemnification and other provisions under Sections 2.12(d) and (e), 8.05 and 9.04, the references to the Administrative Agent set forth therein shall be deemed to apply to Citibank, N.A. in its capacity as Collateral Agent hereunder (or any successor Collateral Agent hereunder).~~

(l) Canadian Pension Plan. The U.S. Borrower shall cause each Canadian Loan Party to (a) comply with all applicable Laws in relation to Canadian Pension Plans, (b) pay all amounts necessary to fund all Canadian Pension Plans, and (c) not commit or omit to take any action which would cause a Canadian Pension Event to occur.

(m) Further Assurances. (i) The U.S. Borrower shall, and shall cause each of its applicable Subsidiaries to, execute and deliver such agreements, instruments and other documents, and take such actions, as may be required or advisable under applicable law, and as the Administrative Agent may reasonably request, to create, grant, establish, preserve, protect and perfect the validity, perfection and first priority (subject only to Customary Permitted Liens) of the Liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties on the Collateral, including without limitation, (A) entering into, amending, amending and restating, supplementing, assigning or otherwise modifying, renewing or replacing any Collateral Document or other related agreement, instrument or document, in each case as reasonably requested by the Administrative Agent, in order to (i) create Liens as contemplated by the Loan Documents and (ii) create, grant, establish, preserve, protect and perfect such Liens to the extent required by the Loan Documents, and (B) taking all other actions reasonably requested by the Administrative Agent, and, if reasonably requested by the Administrative Agent, delivering to the Administrative Agent customary legal opinions relating to the foregoing matters, in form and substance and from counsel reasonably satisfactory to the Administrative Agent. Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, (i) no perfection actions or steps shall be required to be taken in any jurisdiction other than an Eligible Jurisdiction and (ii) no Collateral Document governed by the laws of a jurisdiction other than an Eligible Jurisdiction shall be required.

(ii) Without limiting the foregoing or any undertaking set forth in this Agreement and the other Loan Documents, the U.S. Borrower shall cause each Subsidiary that is formed or acquired after the Sixth Amendment Effective Date and that is organized in an Eligible Jurisdiction to (a) become a Guarantor and (b) grant security interests in its assets on the same basis as the initial Guarantors organized in the same jurisdiction, in each case within 30 days of such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion) and in accordance with and subject to the terms of the Collateral Documents and the other Loan Documents.

SECTION 6.04. Negative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing:

(a) Liens, Etc. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for the following:

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(i) (A) Liens securing the Obligations, and (B) other Liens existing on the date of this Agreement and disclosed on Schedule 6.04(a) (Existing Liens);

(ii) Customary Permitted Liens of the U.S. Borrower and the U.S. Borrower’s Material Subsidiaries;

(iii) purchase money Liens granted by the U.S. Borrower or any Material Subsidiary of the U.S. Borrower (including Liens arising pursuant to Capital Leases and purchase money mortgages or security interests securing Indebtedness representing or financing the purchase price of equipment (or improvements to existing equipment) acquired by the U.S. Borrower or any Material Subsidiary of the U.S. Borrower) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease;

(iv) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (i)(B) or (iii) above or this clause (iv) without any change in the assets subject to such Lien;

(v) Liens in favor of lessors securing operating leases permitted hereunder;

(vi) Liens on any tangible or intangible asset or property of a Foreign Subsidiary that is not a Guarantor securing the Foreign Credit Lines of such Foreign Subsidiary or a refinancing thereof; provided, that the Indebtedness secured by such Liens shall be subject to the limitation set forth in Section 6.04(k);

(vii) Liens created in connection with a Receivables Transaction; provided however, that the aggregate outstanding amount of all Indebtedness secured by such Liens created pursuant to this clause (vii) does not exceed $750,000,000;

(viii) ~~[reserved]; and~~Liens securing Indebtedness of the U.S. Borrower or any Guarantor that ranks pari passu with the Obligations; provided that (A) at the time of incurrence and after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing and the U.S. Borrower shall be in compliance with the financial covenants set forth in Section 6.01, (B) such Indebtedness is guaranteed solely by Guarantors, and (C) such Indebtedness is secured by the Collateral (and no other assets) on a pari passu basis with the Obligations; and

(ix) Liens that are not otherwise permitted by the foregoing clauses of this Section 6.04(a) securing obligations or other liabilities of any Subsidiary; provided however, that the aggregate outstanding amount of all such obligations and liabilities shall not exceed $100,000,000 at any time~~.~~;

provided, further, that, notwithstanding the foregoing, no Lien shall be permitted on any Material Assets to secure indebtedness for borrowed money disposed pursuant to Section 6.04(m)(iv) to a Loan Party that does not grant a Lien on substantially all of its assets to secure the Obligations.

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(b) Restriction on Fundamental Changes. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to:

(i) merge or consolidate with, or

(ii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of the property (whether now owned or hereafter acquired) of the U.S. Borrower and its Subsidiaries, taken as a whole, to, or

(iii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions, and whether by or pursuant to merger, amalgamation, consolidation or any other arrangement), any property (whether now owned or hereafter acquired) essential to the conduct of the business of the U.S. Borrower and its Subsidiaries, taken as a whole, to, any Person; provided however, that so long as no Default shall have occurred and then be continuing or would result therefrom, any Person may merge, amalgamate or consolidate with the U.S. Borrower, so long as such Borrower is the surviving entity, (B) any other Borrower, so long as such other Borrower is the surviving entity and (C) any other Material Subsidiary; provided, further, that in the case of any merger, amalgamation or consolidation involving a Loan Party and a Non-Guarantor Subsidiary, the Loan Party shall be the surviving entity; provided further, that in the case of clauses (A), (B) and (C), such merger, amalgamation or consolidation is not otherwise prohibited by this Agreement. Subject to the foregoing, and except to the extent otherwise prohibited by this Agreement, the U.S. Borrower may, directly or indirectly, sell all or a portion of the capital stock or other equity interests of any Subsidiary (including by way of a merger, amalgamation or consolidation) for fair market value, as determined in good faith by the U.S. Borrower’s board of directors; provided however, that if such Subsidiary is also a Euro Borrower, such Subsidiary ceases to be a Euro Borrower, as applicable, immediately prior to such sale and all Obligations of such Subsidiary in its capacity as a Euro Borrower are paid in full prior to the date of such sale; provided, further, that no disposition of capital stock or other equity interests of any Subsidiary that owns any Material Assets shall be permitted unless such Material Assets are disposed to a Loan Party prior to such disposition.

(c) Change in Nature of Business. The U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, make any material change in the nature or conduct of FMC’s Business, whether in connection with a transaction permitted by Section 6.04(b) or otherwise.

(d) Modification of Constituent Documents. The U.S. Borrower shall not, nor shall it permit any of its Subsidiaries to, amend its Constituent Documents, except for changes and amendments that would not reasonably be expected to have a Material Adverse Effect.

(e) Accounting Changes; Fiscal Year. The U.S. Borrower shall not change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required or permitted by GAAP, or (b) Fiscal Year.

(f) Margin Regulations. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board.

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(g) No Speculative Transactions. The U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Hedging Contract solely for speculative purposes or other than for the purpose of hedging risks associated with the businesses of the U.S. Borrower and its Material Subsidiaries, as done in the ordinary course of such businesses.

(h) Compliance with ERISA. The U.S. Borrower shall not cause or permit to occur, and shall not permit any of its ERISA Affiliates to cause or permit to occur, (a) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA or (b) ERISA Events that would have a Material Adverse Effect in the aggregate.

(i) Sanctions, etc. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use (and such Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees, brokers and agents shall not use) the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permissible for a Person required to comply with Sanctions, or (C) in any other manner that would result in the violation by any Person of any Sanctions.

(j) Stock purchase, etc. During the Covenant Relief Period, the U.S. Borrower shall not make or agree to make, directly or indirectly, any purchase, redemption, retirement or other acquisition of shares of its Stock or warrants or options to acquire any such shares, or incur any obligation (contingent or otherwise) to do so, at any time; provided, however that, so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the U.S. Borrower may at any time purchase, redeem, retire or otherwise acquire for value its Stock (including any stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, warrants or options in respect thereof (“Award”)) (i) from current or former employees, directors, consultants or other service providers in the ordinary course of business, (ii) with the proceeds received from the substantially concurrent issue of new shares of its Stock or other common equity interests and (iii) shares of Stock withheld or surrendered to satisfy the exercise price or tax withholding obligation associated with an Award.

(k) Indebtedness. During the Covenant Relief Period, the U.S. Borrower shall not permit any ~~of its~~Non-Guarantor Subsidiar~~ies~~y to create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, or otherwise permit to exist, any Indebtedness (excluding (i) any Receivables Transactions ~~or~~, (ii) Indebtedness owed to the U.S. Borrower or any of its Subsidiaries, or (iii) any Borrowing by a Euro Borrower) in an aggregate outstanding principal amount exceeding $350,000,000.

(l) Dividends. During the Covenant Relief Period, the U.S. Borrower shall not (i) increase the rate of its regular quarterly dividend of $0.08 per share on account of its equity interests (as adjusted, following the Fifth Amendment Effective Date, for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) or (ii) separate from clause (i), declare any other dividend (other than solely in the form of additional common equity interests) on account of its equity interests unless, in each case, at the time of declaration of such increase or such other dividend and giving effect to the making of such dividend, the U.S. Borrower is in pro forma compliance with a Leverage Ratio of not greater than 3.75 to 1:00 based on the most recently delivered Financial Statements of the U.S. Borrower.

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~~(m) Minimum IP. Commencing on the Fifth Amendment Effective Date, the U.S. Borrower shall not, at any time, permit the aggregate value of the Qualifying IP Collateral to be less than $1,000,000,000 (as determined by the U.S. Borrower in good faith and certified by a Responsible Officer in the applicable Compliance Certificate delivered in accordance with Section 6.02(a)(iii) or as requested by the Administrative Agent from time to time).~~

(m) Transfers of Material Assets. The U.S. Borrower shall not, and shall not permit any other Loan Party to, dispose of, or otherwise transfer (including by way of license, distribution or contribution) any Material Assets to any Non-Guarantor Subsidiary (including, for the avoidance of doubt, FMC Finance B.V.) or any other Affiliate of the U.S. Borrower (other than a Guarantor); provided that the foregoing shall not prohibit (i) non-exclusive licenses of intellectual property in the ordinary course of business on arm’s length terms, (ii) sales of inventory and dispositions of obsolete or worn-out assets in the ordinary course of business, (iii) transfers of cash and cash equivalents among the U.S. Borrower and its Subsidiaries in the ordinary course of business for operational or investment purposes, and (iv) dispositions among Loan Parties; provided, further, that no Loan Party that owns any Material Assets shall be released from its obligations under the Loan Documents, unless such Material Assets are first disposed to another Loan Party.

(n) Subordination of Intercompany Indebtedness. The U.S. Borrower shall not, and shall not permit any other Loan Party to, create, incur, assume or suffer to exist any Indebtedness or Guaranty Obligation owing to any Non-Guarantor Subsidiary or any Affiliate of the U.S. Borrower that is not a Guarantor, unless subordinated in right of payment to the payment in full in cash of the Obligations pursuant to an intercompany subordination agreement in the form of Exhibit G hereto (each, an “Intercompany Subordination Agreement”).

(o) Canadian Pension Plans. The U.S. Borrower shall ensure that no Canadian Loan Party shall (a) permit the occurrence of a Canadian Pension Event, or (b) sponsor, administer, contribute to or have any obligation or liability (contingent or otherwise) in relation to a Canadian Defined Benefit Plan.

(p) No Use of Proceeds in Switzerland. The U.S. Borrower shall ensure that at any time during the term of this Agreement no proceeds borrowed under the Facility will be used in a manner which would constitute a “use of proceeds in Switzerland” as interpreted by Swiss tax authorities for purposes of Swiss Withholding Tax, except and to the extent that a written confirmation or tax ruling countersigned by the Swiss Federal Tax Administration has been obtained (in a form satisfactory to the Administrative Agent) confirming that the intended “use of proceeds in Switzerland” does not result in the Facility qualifying as a Swiss financing for Swiss Withholding Tax purposes.

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

(a) Any Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when the same becomes due and payable; or any Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other payment under any Loan Document, for a period of three Business Days after the same becomes due and payable; or

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(b) Any representation or warranty made or deemed made by any Borrower herein or by any ~~Borrower~~Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

(c) ~~The U.S. Borrower~~Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 6.01, Section 6.02(a) or (b), Section 6.03(a) ~~or~~, (i) or (m)(ii) or Section 6.04 of this Agreement, or any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the U.S. Borrower by the Administrative Agent or the Required Lenders; or

(d) The U.S. Borrower or any of its Material Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness which is outstanding in a principal amount of at least $100,000,000 in the aggregate (but excluding Indebtedness evidenced by the Notes) of the U.S. Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and the U.S. Borrower or such Subsidiary shall have failed to make such payment or effect such repurchase, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, provided that any required notice of such event or condition shall have been given or any applicable grace period shall have expired; provided however, that if there is acceleration of any Indebtedness which is included under this clause (d) solely because of a Guarantee by the U.S. Borrower or one of its Material Subsidiaries, an Event of Default will not exist under this clause (d) so long as the U.S. Borrower or such Material Subsidiary, as the case may be, fully performs its obligations in a timely manner under such Guarantee upon demand therefor by the beneficiary thereof; or

(e) The U.S. Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or a moratorium shall be declared or otherwise come into effect in respect of its Indebtedness; or any proceeding shall be instituted by or against the U.S. Borrower or any of its Material Subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, judicial management, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors (including any proceeding seeking a compromise or arrangement of indebtedness under any applicable Canadian corporate statutes), or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, monitor, trustee, custodian, judicial manager, interim judicial manager, nominee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain

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undismissed or unstayed for a period of 60 days (and in the case of Material Subsidiaries incorporated in Singapore, 90 days), or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, interim receiver, monitor, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the U.S. Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

(f) One or more judgments or orders for the payment of money in excess of $100,000,000 in the aggregate and not covered by insurance shall be rendered against the U.S. Borrower or any of its Material Subsidiaries and either enforcement proceedings shall have been commenced by any creditor upon such judgment or order or there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(g) Any ERISA Event with respect to the U.S. Borrower shall have occurred and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, would reasonably be expected to have a Material Adverse Effect; or

(h) The U.S. Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan which would reasonably be expected to have a Material Adverse Effect;

(i) The U.S. Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or in endangered or critical status or is being terminated, within the meaning of Title IV of ERISA, and such reorganization or termination would reasonably be expected to have a Material Adverse Effect;

(j) The Guaranty set forth in Article X hereof or the Guarantee and Collateral Agreement shall cease to be valid and binding on, or enforceable against, the U.S. Borrower or any other Loan Party, or the U.S. Borrower or any other Loan Party shall so state in writing; ~~or~~

(k) (i) any Collateral Document shall for any reason fail to create a valid first priority security interest in any Collateral purported to be covered thereby (subject only to Customary Permitted Liens) or shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or (ii) any material provision of any Collateral Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Collateral Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(l) Any Canadian Pension Event shall have occurred and the amount of all liabilities and deficiencies resulting therefrom would reasonably be expected to have a Material Adverse Effect;

(m) Any Loan Party is declared by the Minister of Finance of Singapore to be a company to which Part IX of the Companies Act 1967 of Singapore applies; or

(n) ~~(k)~~ there shall occur any Change of Control;

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then, and in any such event, the Administrative Agent (i) shall at the request, or may with the express consent, of the Required Lenders, by notice to the U.S. Borrower, declare the obligation of each Lender to make Loans and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the express consent, of the Required Lenders, by notice to the U.S. Borrower, declare the Loans and other Obligations to be forthwith due and payable, whereupon the Loans and other Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided however, that upon the occurrence of any Event of Default specified in Section 7.01(e), (A) the obligation of each Lender to make Loans and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Loans and other Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower.

In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the UCC, the PPSA or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by the U.S. Borrower on behalf of itself and its respective Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Lenders, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by each Borrower on behalf of itself and its respective Subsidiaries. Each Borrower further agrees on behalf of itself and its respective Subsidiaries, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of the U.S. Borrower, another Loan Party or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York UCC or any equivalent provision under the PPSA, need the Administrative Agent account for the surplus, if any, to the U.S. Borrower. To the extent permitted by applicable law, each Borrower on behalf of itself and its Subsidiaries waives all liabilities it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition

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SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release.

(a) Upon the occurrence and during the continuance of any Event of Default and the making of the request or the granting of the consent specified by Section 7.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 7.01, the Administrative Agent may, and at the request of the Required Lenders shall, irrespective of whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon the U.S. Borrower to, and forthwith upon such demand the U.S. Borrower will, pay to the Administrative Agent on behalf of the Lenders in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding in the Currency of such Letters of Credit; provided however, that upon the occurrence of any Event of Default specified in Section 7.01(e), such payments by the U.S. Borrower pursuant to this Section 7.02(a) shall automatically be required to be made. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any equal or prior right or claim of any Person other than any Agent and the Lenders pursuant to this Agreement or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the U.S. Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (1) such aggregate Available Amount over (2) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such equal or prior right and claim.

(b) The U.S. Borrower hereby authorizes the Administrative Agent to open at any time upon the occurrence and during the continuance of an Event of Default a non-interest bearing account with the Administrative Agent at its address designated in Section 9.02 in the name of the U.S. Borrower but in connection with which the Administrative Agent shall be the sole entitlement holder or customer (the “L/C Cash Collateral Account”), and hereby pledges and assigns and grants to the Administrative Agent on behalf of the Lenders a security interest in the following collateral (the “L/C Cash Collateral Account Collateral”):

(i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the investment of funds held therein,

(ii) all L/C Cash Collateral Account Investments from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account Investments,

(iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of the U.S. Borrower in substitution for or in addition to any or all of the then existing L/C Cash Collateral Account Collateral,

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(iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing L/C Cash Collateral Account Collateral, and

(v) all proceeds of any and all of the foregoing L/C Cash Collateral Account Collateral.

(c) If requested by the U.S. Borrower, the Administrative Agent will, subject to the provisions of clause (e) below, from time to time invest amounts on deposit in the L/C Cash Collateral Account in such notes, certificates of deposit and other debt instruments as the U.S. Borrower may select and the Administrative Agent may approve and invest interest paid on the notes, certificates of deposit and other instruments referred to in clause (i) above, and reinvest other proceeds of any such notes, certificates of deposit and other instruments which may mature or be sold, in each case in such notes, certificates of deposit and other debt instruments as the U.S. Borrower may select and the Administrative Agent may approve (the notes, certificates of deposit and other instruments referred to in clauses (i) and (ii) above being collectively “L/C Cash Collateral Account Investments”). Interest and proceeds that are not invested or reinvested in L/C Cash Collateral Account Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

(d) Upon such time as the aggregate Available Amount of all Letters of Credit is reduced to zero and such Letters of Credit are expired or terminated by their terms and all amounts payable in respect thereof, including but not limited to principal, interest, commissions, fees and expenses, have been paid in full in cash, and no Event of Default has occurred and is continuing under this Agreement, the Administrative Agent will pay and release to the U.S. Borrower or at its order (a) accrued interest due and payable on the L/C Cash Collateral Account Investments and in the L/C Cash Collateral Account, and (b) the balance remaining in the L/C Cash Collateral Account after the application, if any, by the Administrative Agent of funds in the L/C Cash Collateral Account to the payment of amounts described in clause (i) of this subsection (d).

(e) The Administrative Agent may, without notice to the U.S. Borrower or any other Person except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the L/C Cash Collateral Account against the obligations of the Borrowers in respect of Letters of Credit (collectively, the “L/C Cash Collateral Account Obligations”) or any part thereof. The Administrative Agent agrees to notify the U.S. Borrower promptly after any such set-off and application, provided that the failure of the Administrative Agent to give such notice shall not affect the validity of such set-off and application.

(i) The Administrative Agent may also exercise in respect of the L/C Cash Collateral Account Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the “UCC”) (whether or not the UCC applies to the affected L/C Cash Collateral Account Collateral), and may also, without notice except as specified below, sell the L/C Cash Collateral Account Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the U.S. Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable

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notification. The Administrative Agent shall not be obligated to make any sale of L/C Cash Collateral Account Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(ii) Any cash held by the Administrative Agent as L/C Cash Collateral Account Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the L/C Cash Collateral Account Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Administrative Agent against, all or any part of the L/C Cash Collateral Account Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the L/C Cash Collateral Account Obligations shall be applied to the other Obligations in accordance with Section 7.02(h), and any remaining balance after all Obligations have been paid in full shall be paid over to the U.S. Borrower or to whomsoever may be lawfully entitled to receive such surplus.

(f) Upon the permanent reduction from time to time of the aggregate Available Amount of all Letters of Credit in accordance with the terms thereof, the Administrative Agent shall release to the U.S. Borrower amounts from the L/C Cash Collateral Account in an amount equal to each such permanent reduction; provided that the Administrative Agent shall not be obligated to reduce the funds or other L/C Cash Collateral Account Collateral then held in the L/C Cash Collateral Account below that level that the Administrative Agent reasonably determines is required to be maintained after taking into consideration any rights or claims of any Persons other than the Administrative Agent and the Lenders.

(g) In furtherance of the grant of the pledge and security interest pursuant to this Section 7.02, the U.S. Borrower hereby agrees with each Lender and the Administrative Agent that the U.S. Borrower shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interests.

(h) Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, all proceeds received on account of the Obligations and all proceeds of the Collateral shall, subject to Section 2.16, be applied by the Administrative Agent as follows:

(i) first, to that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other reasonable charges of counsel to the Administrative Agent payable under Section 9.04 and amounts payable to the Administrative Agent in its capacity as such);

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(ii) second, to that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than (x) Additional Obligations and (y) principal, Reimbursement Obligations in respect of Letters of Credit, interest and Letter of Credit fees) payable to the Lenders, the Issuing Banks, the Additional LC Bank, the Citibank Bilateral Providers and the BofA Bilateral Providers (including fees and disbursements and other reasonable charges of counsel to the Lenders, the Issuing Banks, the Additional LC Bank, the Citibank Bilateral Providers and the BofA Bilateral Providers payable under Section 9.04) arising under the Loan Documents, the Additional Letters of Credit, the Citibank Bilateral Lines or the BofA Bilateral Lines, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;

(iii) third, to that portion of the Obligations constituting accrued and unpaid Letter of Credit and Additional Letters of Credit fees and charges, accrued and unpaid fees and charges in respect of the Citibank Bilateral Lines and BofA Bilateral Lines, and interest on the Loans and unreimbursed amounts in respect of Letters of Credit or Additional Letters of Credit, ratably among the Lenders, the Issuing Banks, the Additional LC Bank, the Citibank Bilateral Providers and the BofA Bilateral Providers in proportion to the respective amounts described in this clause (iii) payable to them;

(iv) fourth, (A) to that portion of the Obligations constituting unpaid principal of the Loans and Reimbursement Obligations in respect of Letters of Credit, (B) to Cash Collateralize that portion of the Available Amount of Letters of Credit comprising the undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the U.S. Borrower pursuant to Section 7.02, and (C) to payment of Additional Obligations, ratably among the Lenders, the Issuing Banks, the Hedge Banks, the Cash Management Banks, the Additional LC Bank, the Citibank Bilateral Providers and the BofA Bilateral Providers in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to Cash Collateralize Obligations in respect of Letters of Credit, (y) amounts used to Cash Collateralize the aggregate Available Amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur, and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of such cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section;

(v) fifth, to all other Obligations, in each case ratably among the Administrative Agent, the Lenders, the Issuing Banks, the Hedge Banks, the Cash Management Banks, the Additional LC Bank, the Citibank Bilateral Providers and the BofA Bilateral Providers based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable;

(vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the U.S. Borrower or as otherwise required by law.

(vii) If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above

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ARTICLE VIII

THE ADMINISTRATIVE AGENT

SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions shall be binding upon all Lenders and all holders of Notes; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

SECTION 8.02. Reliance, Etc.

(a) None of the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Borrower or to inspect the property (including the books and records) of any Borrower; shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by electronic mail, telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

(b) The Arrangers, as such, the Co-Documentation Agents, as such, and the Syndication Agent, as such, each referred to on the cover page hereto, shall have no duties or obligations whatsoever to the Lenders under or with respect to this Agreement, the Notes or any other document or any matter related thereto.

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SECTION 8.03. The Agents and their Affiliates as Lenders. With respect to its respective Commitment as a Lender, the Loans made by it as a Lender, the Letters of Credit issued by it as an Issuing Bank and the Notes issued to it as a Lender, each of the Agents party to this Agreement as Lender and/or Issuing Bank shall have the same rights and powers under this Agreement as any other Lender in its capacity as a Lender and/or any other Issuing Bank in its capacity as Issuing Bank and may exercise the same as though it were not an Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include each Agent in its individual capacity as a Lender and/or an Issuing Bank. Each Agent, in its individual capacity as a Lender and/or an Issuing Bank, and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any of its Subsidiaries and any Person who may do business with or own securities of any Borrower or any such Subsidiary, all as if the such Agent were not an Agent under this Agreement and without any duty to account therefor to the Lenders.

SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent, any Arranger or any other Lender and based on the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, any Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

SECTION 8.05. Indemnification. The Lenders severally agree to indemnify the Administrative Agent, each Issuing Bank and each Swing Loan Lender (in each case to the extent the U.S. Borrower fails to pay the same pursuant to Section 9.04(b) or otherwise), ratably according to their respective pro rata share, from and against any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Person in any way relating to or arising out of this Agreement or any action taken or omitted by such Person under this Agreement in its respective capacity as an agent hereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Swing Loan Lender, as applicable. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and expenses of counsel but excluding normal administrative expenses expressly excluded under Section 9.04(a)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the U.S. Borrower as required under Section 9.04(a).

SECTION 8.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the U.S. Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of the U.S. Borrower, which consent shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders appoint a successor Administrative Agent, which shall be an Eligible Assignee and a commercial

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bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII (The Administrative Agent) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

SECTION 8.07. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, the Co-Documentation Agents or the Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as a Lender hereunder.

SECTION 8.08. Incorrect Payment.

(a) If the Administrative Agent (x) notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.08 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender, agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its

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Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.08(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.08(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.08(a) or on whether or not an Erroneous Payment has been made.

(c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the U.S. Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment),

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(B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to Section 9.07 (but excluding, in all events, any assignment consent or approval requirements (whether from the U.S. Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender to the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that any Borrower’s Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower; provided that this Section 8.08(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of any Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers for the purpose of making such Erroneous Payment.

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(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 8.08 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document~~.~~

SECTION  8.09. Collateral Matters.

(a) Except with respect to the exercise of setoff rights in accordance with Section 9.05 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof.

(b) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion:

(i) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Customary Permitted Liens. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral; and

(ii) to enter into (x) the other Loan Documents on terms acceptable to the Administrative Agent and to perform its respective obligations thereunder, (y) any other agreements reasonably satisfactory to the Administrative Agent granting Liens to the Administrative Agent, for the benefit of the Secured Parties, on any assets of the Loan Parties or any other Affiliate of the U.S. Borrower to secure the Obligations, and (z) any intercreditor agreement, subordination agreement or similar agreement on behalf of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c) In relation to any Collateral Document governed by Swiss law:

(i) which provides for a non-accessory security interest (nicht-akzessorische Sicherheit), the Administrative Agent shall enter into, execute, hold, administer and, as the case may be, release and (subject to it having become enforceable) realize any such Collateral Document governed by Swiss law for itself and as indirect representative (indirekter Stellvertreter) in its own name but for the benefit of the other Secured Parties;

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(ii) which provides for an accessory security interest (akzessorische Sicherheit), the Administrative Agent shall enter into, execute, hold, administer and, as the case may be, release and (subject to it having become enforceable) realize any such Collateral Document governed by Swiss law for itself and as direct representative (direkter Stellvertreter) in the name and on behalf of the other Secured Parties and each Secured Party which becomes a party to this Agreement ratifies and approves all acts and declarations previously done by the Administrative Agent on such Secured Party’s behalf in relation to the creation of any pledge or other accessory security right in the name and for the account of any Secured Party in respect of a Collateral Document governed by Swiss law; and

(iii) each Secured Party hereby releases the Administrative Agent from the restrictions of representing several parties (Doppel-/Mehrfachvertretung) or engaging in self-dealing (Insichgeschäft) and similar restrictions under any applicable law, in each case to the extent legally possible for such Secured Party. Each Secured Party prevented by applicable law or its constitutional documents to grant the release from the restrictions of representing several parties (Doppel-/Mehrfachvertretung) or engaging in self-dealing (Selbstkontrahieren) shall notify the Administrative Agent without undue delay.

(d) The Secured Parties hereby irrevocably authorize the Administrative Agent to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the termination of all the Commitments, payment in full of the principal of and interest on each Loan and all fees payable hereunder, expiration or termination of all Letters of Credit without any pending draw (or otherwise subject to cash collateralization or other arrangements reasonably satisfactory to the Administrative Agent and the Issuing Banks) and termination or cash collateralization (in an amount and manner reasonably satisfactory to the applicable Hedge Bank, Cash Management Bank, Additional LC Bank, Citibank Bilateral Provider or BofA Bilateral Provider) of all Additional Obligations, (ii) under any circumstance expressly permitted in accordance with the Collateral Documents, (iii) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article 7, (iv) to the extent such Collateral is conveyed, disposed of or otherwise transferred to a Person that is not a Loan Party pursuant to a transaction not restricted by this Agreement (and the Administrative Agent may rely conclusively on a certificate to that effect provided to it by the U.S. Borrower upon its reasonable request without further inquiry), (v) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (except in the case of a release of all or a material portion of the value of the Collateral, which release shall require the written consent of all Lenders in accordance with Section 9.01), and (vi) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon release of such Subsidiary Guarantor from its guarantee pursuant to Section 8.09(e). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

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(e) The Secured Parties hereby irrevocably authorize the Administrative Agent to release any Subsidiary Guarantor from its obligations under the Guarantee and Collateral Agreement and the other Loan Documents to which such Subsidiary Guarantor is a party, and, concurrently therewith, to release any Liens on property owned by such Subsidiary Guarantor, if and to the extent (i) all or substantially all of the equity interests in such Subsidiary Guarantor are conveyed, disposed of or otherwise transferred to a Person that is not a Loan Party in a transaction not restricted by this Agreement (such that, after giving effect thereto, such Person ceases to be a Subsidiary), (ii) such Subsidiary Guarantor does not own any Material Assets at the time of such release (unless, prior to or concurrently with such release, all such Material Assets have been transferred to another Loan Party in accordance with Section 6.04(m)), and (iii) such transaction is a bona fide arm’s length transaction and is not entered into solely for the purpose of obtaining a release of such Subsidiary Guarantor from its obligations under the Loan Documents (and the Administrative Agent may rely conclusively on a certificate to that effect provided to it by the U.S. Borrower upon its reasonable request without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

SECTION  8.10. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.01 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests,

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limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION  8.11. Appointment as Hypothecary Representative. Without limiting the powers of the Administrative Agent, for the purposes of holding any hypothec granted to the Attorney (as defined below) pursuant to the laws of the Province of Quebec to secure the prompt payment and performance of any and all Obligations by any Loan Party, each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent and, to the extent necessary, ratifies the appointment and authorization of the Administrative Agent, to act as the hypothecary representative of the creditors as contemplated under Article 2692 of the Civil Code of Quebec (in such capacity, the “Attorney”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec and to exercise such powers and duties that are conferred upon the Attorney under any related deed of hypothec and applicable laws (with the power to delegate any such rights or duties). The Attorney shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney pursuant to any such deed of hypothec and applicable law, and (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Secured Parties and Loan Parties. Any Person who becomes a Secured Party shall be deemed to have consented to and ratified the foregoing appointment of the Attorney as the Person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date of it becoming a Secured Party, all actions by the Attorney in such capacity. The substitution of the Administrative Agent pursuant to the provisions of this Article VIII also constitutes the substitution of the Attorney.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments, Etc. Except as otherwise expressly set forth in this Agreement (including Section 2.18), no amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no amendment, waiver or consent shall, unless in writing and

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signed by all the Lenders, do any of the following: waive any of the conditions specified in Section 4.01 or 4.02, reduce any fees or other amounts payable hereunder, postpone any date fixed for any payment of any fees or other amounts payable hereunder, change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, release (x) the Guaranty set forth in Article X (Guaranty) ~~or~~, (y) all or substantially all of the value of the guarantees under the Guarantee and Collateral Agreement (except as expressly permitted by the Loan Documents), or (z) all or a material portion of the value of the Collateral under the Collateral Documents (except as expressly permitted by the Loan Documents), amend (x) this Section 9.01 ~~or~~, (y) the application of proceeds under Section 7.02(h), or (z) any other Section of this Agreement, the effect of which amendment is to alter the pro rata sharing of payments or pro rata funding required thereby, subordinate, directly or indirectly (x) the Liens on all or a material portion of the Collateral, (y) the guarantees under Article X (Guaranty) or the Guarantee and Collateral Agreement in right of payment, or (z) the Obligations in right of payment, or amend, waive or otherwise modify Section 6.04(m) or any other Section of this Agreement in a manner that would permit the transfer of Material Assets to any Non-Guarantor Subsidiary or non-Guarantor Affiliate of the U.S. Borrower; and provided further that (1) no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent, and any Issuing Bank or any Swing Loan Lender, as the case may be, under this Agreement or any Note, unless such amendment, waiver or consent is in writing and signed by the Administrative Agent, such Issuing Bank or such Swing Loan Lender, as the case may be, in addition to the Lenders required above to take such action, (2) subject to the provisions of Sections 2.06 and 2.15, no amendment, waiver or consent shall reduce the principal of, or interest on, the Revolving Loans or Notes or postpone any date fixed for any payment of principal of, or interest on, the Revolving Loans or Notes, unless in each case signed by all of the Lenders, (3) no amendment, waiver or consent shall reduce the principal of, or interest on, the Swing Loans or postpone any date fixed for any payment of principal of, or interest on, the Swing Loans, unless in each case signed by all of the affected Swing Loan Lenders, (4) no amendment, waiver or consent shall reduce the principal of, or interest on, the Letter of Credit Loans or postpone any date fixed for any payment of principal of, or interest on, the Letter of Credit Loans, unless in each case signed by each affected Lender, (5) subject to the provisions of Sections 2.06 and 2.15, no amendment, waiver or consent shall extend the Termination Date of the Commitment or increase the Commitment of any Lender or subject any Lender to any additional obligations, unless signed by such Lender, and (6) no amendment, waiver or consent shall be made to Section 2.04, unless signed by each Lender affected by such amendment, waiver or consent.

Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Defaulting Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.

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SECTION 9.02. Notices, Etc.

(a) All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered as follows:

(i)	if to the U.S. Borrower:

FMC Corporation

FMC Tower at Cira Centre South

2929 Walnut Street

Philadelphia, PA 19104,

Attention: Brian Blair

    Vice President and Treasurer

E-Mail Address: fmc_treasurer@fmc.com

with a copy to:

Morgan, Lewis & Bockius LLP

~~1701~~2222 Market Street

Philadelphia, Pennsylvania 19103

Attention: Andrew T. Budreika

Fax Number: (215) 963-5001

E-Mail Address: andrew.budreika@morganlewis.com

(ii)	if to the Administrative Agent:

Citibank, N.A.

One Penns Way

Ops II, Floor 2

New Castle, DE 19720

Attention: Bank Loan Syndications Department

Fax Number: (646) 274-5080

E-Mail Address: AgencyABTFSupport@citi.com with a copy to

GLAgentOfficeOps@citi.com

E-Mail Address: oploanswebadmin@citi.com (for materials required to be delivered pursuant to Section 6.02(a))

with a copy to:

388 Greenwich Street

New York, NY 10013

Attention: David Jaffe

Telephone: (212) 816-4880

Facsimile: (646) 291-1029

Email: david.jaffe@citi.com

(iii) if to a Swing Loan Lender, at the applicable address set forth below and with a copy to the Administrative Agent:

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Citibank, N.A.

One Penns Way

Ops II, Floor 2

New Castle, DE 19720

Attention: Bank Loan Syndications Department

Fax Number: (646) 274-5080

E-Mail Address: AgencyABTFSupport@citi.com with a copy to

GLAgentOfficeOps@citi.com

or

Bank of America, N.A.

One Bryant Park

New York, NY 20036

Fax Number: (312) 453-6948

Email Address: Bank_of_America_As_Lender_3@bofa.com

(iv) if to a Lender, to it at its address (or email or telecopy number) set forth in the applicable administrative questionnaire or in the applicable Acceptance.

Any party may subsequently change its notice address by a written notice to the other parties as herein provided. All such notices and communications shall, (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopy, telex or cable, be effective when the same is telegraphed, telecopied and receipt thereof is confirmed by telephone or return telecopy, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II (Amounts and Terms of Loans), III (Making the Loans and Issuing the Letters of Credit) or VIII (The Administrative Agent) shall not be effective until received by the Administrative Agent.

(b) Electronic Communications.

(i) Delivery of Communications by the U.S. Borrower. The U.S. Borrower (on behalf of itself and on behalf of each Borrower) agrees that, unless otherwise requested by the Administrative Agent, it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and the other Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that relates to a request for a new, or a Conversion of an existing, Borrowing (including any election of an interest rate or Interest Period relating thereto), relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, provides notice of any Default or Event of Default under this Agreement, is required to be delivered to satisfy any condition precedent in Article IV (Conditions of Lending) relating to the effectiveness of this Agreement and/or any Borrowing or initiates or responds to legal process (all such non-excluded information being referred to herein collectively as the “Communications”), by transmitting the

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Communications in an electronic/soft medium (provided such Communications contain any required signatures) in a format acceptable to the Administrative Agent to the email address specified in Section 9.02(a) above or such other e-mail address designated by the Administrative Agent from time to time.

(ii) Use of Web Platforms. Each party hereto agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on DebtDomain, IntraLinks, SyndTrak or another similar website, if any, to which each Lender and the Administrative Agent have access (the “Platform”). Nothing in this Section 9.02 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified in this Agreement.

(iii) E-mail Notification to Lenders. Each Lender agrees that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e-mail address for such Lender to which the foregoing notice may be sent by electronic transmission, and (ii) that the foregoing notice may be sent to such e-mail address.

(iv) Presumption as to Delivery of E-Mail. Each party agrees that any electronic communication referred to in this Section 9.02 shall be deemed delivered upon the posting of a record of such communication as “received” in the e-mail system of the recipient; provided that if such communication is not so received during normal business hours, such communication shall be deemed delivered at the opening of business on the next Business Day.

(v) Waiver of Responsibility. Each party acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, the Communications and the Platform are provided “as is” and “as available,” none of the Administrative Agent, its affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (collectively, the “Citigroup Parties”) warrants the adequacy, accuracy or completeness of the Communications or the Platform, and each Citigroup Party expressly disclaims liability for errors or omissions in any Communications or the Platform, and no warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Citigroup Party in connection with any Communications or the Platform.

(vi) Limitation on use of Platform. Notwithstanding the foregoing, if the U.S. Borrower has any reason to believe that either the confidentiality of the Platform, the confidentiality of electronic transmissions to the Administrative Agent, or the integrity of Communications posted on the Platform has, may have or may in the future be compromised, then the U.S. Borrower may upon notice to the Administrative Agent delivered in any manner permitted under this Agreement, either (1) suspend its obligation

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hereunder to transmit Communications to the Administrative Agent by electronic/soft medium, (2) instruct the Administrative Agent not to transmit to the Platform any as yet un-posted Communications, and/or (3) instruct the Administrative Agent to take commercially reasonable steps to remove any currently posted Communications from the Platform. In the event that the use of the Platform should be suspended due to any of the circumstances described in this paragraph, the U.S. Borrower agrees to deliver the Communications to each Lender via e-mail. The Lenders agree that the delivery of the Communications via e-mail shall be deemed effective upon the posting of a record of such electronic transmission as “sent” in the e-mail system of the U.S. Borrower. The Administrative Agent agrees to immediately inform the U.S. Borrower of any security issue or Communications integrity issue that comes to its attention and relates to the Platform or the Administrative Agent’s receipt of electronic Communications.

SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.04. Costs and Expenses.

(a) The U.S. Borrower agrees to pay, whether or not any of the transactions contemplated hereby are consummated, on demand (x) all reasonable costs and expenses in connection with the preparation (excluding normal travel and related expenses incurred by the personnel of the Administrative Agent), execution, delivery, administration (excluding those which are customarily borne by the Administrative Agent), modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, and (y) the reasonable fees and expenses of counsel to the Administrative Agent and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The U.S. Borrower further agrees to pay on demand all reasonable expenses of the Lenders (including, without limitation, reasonable fees and expenses of counsel (including, without duplication, internal counsel)) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 9.04(a).

(b) Each Borrower agrees to indemnify and hold harmless the Administrative Agent, each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, penalties, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in its agent or lending capacity under, or otherwise in connection with, the Loan Documents, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Loan Documents, the proposed or actual use of the proceeds therefrom or any of the other transactions contemplated thereby, whether or not such investigation, litigation or proceeding is brought by a Borrower, its shareholders or creditors or an Indemnified Party or any other person or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted

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from the gross negligence or willful misconduct of such Indemnified Party or any of its Related Parties. Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Each of the Lenders and the Administrative Agent agrees not to assert any claim against the U.S. Borrower, its Affiliates or any of their directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans or the Letters of Credit; provided, that such waiver of consequential, indirect, special or punitive damages shall not limit the indemnification obligations of the Borrowers under this Section 9.04(b). For purposes of this Section 9.04(b), a “Related Party” of an Indemnified Party means (i) any controlling Person, controlled Affiliate or Subsidiary of such Indemnified Party and (ii) the respective directors, officers or employees of such Indemnified Party or any of its Subsidiaries, controlled Affiliates or controlling Persons; provided that each reference to a controlling Person, controlled Affiliate, director, officer or employee in this sentence pertains to a controlling Person, controlled Affiliate, director, officer or employee involved in the preparation of the Loan Documents or the other transactions contemplated thereby.

(c) If any payment of principal of any SOFR Loan or EURIBOR Loan is made other than on the last day of the Interest Period for such Loan, as a result of a payment pursuant to Section 2.15(c) or 3.05 or acceleration of the maturity of the Loans pursuant to Section 7.01 or for any other reason (including as a result of an Event of Default), the U.S. Borrower gives notice of a Loan conversion pursuant to Section 2.09(c), or a SOFR Loan or EURIBOR Loan is assigned other than on the last day of the Interest Period for such Loan as a result of a request of a Borrower pursuant to Section 3.08, then the U.S. Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired (or from any fees payable) by any Lender to fund or maintain such Loan.

(d) Without prejudice to the survival of any other agreement of the U.S. Borrower or the Lenders hereunder, the agreements and obligations of the U.S. Borrower contained in Sections 2.12, 3.05 and 9.04, and the agreements and obligations of each Lender under Section 9.11, and the agreements and obligations of each party hereto under Sections 9.09, 9.12 and 9.13 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

SECTION 9.05. Rights of Set-off; Payments Set Aside.

(a) Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the U.S. Borrower against any and all of its obligations under the Loan Documents, of a Euro Borrower against any and all of such

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Euro Borrower’s obligations under the Loan Documents or of the Swing Loan Borrower against any and all of the Swing Loan Borrower’s obligations under the Loan Documents, in each case, now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16(a)(iii) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the U.S. Borrower after any such set-off and application made by such Lender or its Affiliates; provided however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.05 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

(b) To the extent that the U.S. Borrower makes a payment or payments to the Administrative Agent or the Lenders or any such Person exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, interim receiver, monitor or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the U.S. Borrower, the Administrative Agent and each Lender and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assigns, except that no Borrower or the Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Lender.

SECTION 9.07. Assignments and Participations.

(a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided however, that:

(i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any Swing Loans),

(ii) the amount of the Commitments and/or Loans of the assigning Lender being assigned pursuant to each such assignment other than an assignment to another Lender (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000 in excess thereof,

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(iii) each such assignment shall be to an Eligible Assignee, and (unless such assignment shall be to a Lender, an Affiliate of such Lender, a Subsidiary of the assigning Lender, or to the bank holding company or a Subsidiary of the bank holding company of which the assigning Lender is a Subsidiary) the U.S. Borrower, the Administrative Agent, the Issuing Banks and the Swing Loan Lenders shall have been notified by the Administrative Agent prior to such assignment and shall have consented to such assignment (which consents shall not be unreasonably withheld or delayed); provided that no consent of the U.S. Borrower shall be required if an Event of Default under Section 7.01(a) or (e) has occurred and is continuing; provided further, that the consent of the U.S. Borrower shall be deemed to have been received with respect to any such proposed assignment unless the U.S. Borrower has notified the Administrative Agent in writing of its objection thereto within 10 Business Days of the U.S. Borrower’s receipt of written notice thereof, and

(iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 paid by either the assigning Lender or the assignee; provided that the Administrative Agent may, in its sole discretion, elect to waive such recordation fee in the case of any such assignment.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall relinquish its rights and be released from its obligations under this Agreement, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance.

Notwithstanding anything to the contrary contained herein except for the conditions set for in clause (iv) of this Section 9.07(a), any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the U.S. Borrower, the option to provide to a Borrower all or any part of a Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.07 except for the conditions set forth in clause (iii) of this Section 9.07(a), any SPC may (i) with notice to, but without the prior written consent of, the U.S.

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Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any Eligible Assignee (consented to by the U.S. Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This paragraph may not be amended without the written consent of the SPC.

(b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; such assignee confirms that it is an Eligible Assignee; such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c) Each New Lender shall submit a New Commitment Acceptance in accordance with the provisions of Section 2.06(b). Upon the execution, delivery, acceptance and recording of a New Commitment Acceptance, from and after the Increase Date related thereto such New Lender shall be a party hereto and have the rights and obligations of a Lender hereunder having the Commitment specified therein (or such lesser Commitment as shall be allocated to such New Lender in accordance with Section 2.06(b)(vi) or 2.15(d)). By executing and delivering a New Commitment Acceptance, the New Lender thereunder confirms to and agrees with the other parties hereto as follows: such New Lender hereby agrees that no Lender has made any representation or warranty, or assumes any responsibility with respect to, (x) any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or (y) the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; such New Lender confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such New Commitment Acceptance; such New

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Lender will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; such New Lender confirms that it is an Eligible Assignee; such New Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and such New Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance and each New Commitment Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the U.S. Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall provide the U.S. Borrower with a copy of the Register upon reasonable request.

(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Loan Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C-1 hereto, (1) accept such Assignment and Acceptance, (2) record the information contained therein in the Register and (3) give prompt notice thereof to the U.S. Borrower. Within five Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Revolving Loan Note or Notes a new Revolving Loan Note to the order of such Eligible Assignee in an amount equal to the Commitments and/or Loans assumed by it pursuant to such Assignment and Acceptance and a new Revolving Loan Note to the order of the assigning Lender in an amount equal to the Commitments and/or Loans retained by it hereunder. Such new Revolving Loan Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Loan Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-l hereto. Such surrendered Revolving Loan Note or Notes shall be marked “canceled” and shall be returned promptly to the U.S. Borrower.

(i) Upon its receipt of a New Commitment Acceptance executed by a New Lender representing that it is an Eligible Assignee, the Administrative Agent shall, if such New Commitment Acceptance has been completed and is in substantially the form of Exhibit C-3 hereto, (1) accept such New Commitment Acceptance, (2) record the information contained therein in the Register and (3) give prompt notice thereof to the U.S. Borrower. Within five Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent a new Revolving Loan Note to the order of such New Lender in an amount equal to the Commitments assumed by it pursuant to such New Commitment Acceptance. Such new Revolving Loan Note shall be dated the relevant Increase Date and shall otherwise be in substantially the form of Exhibit A-l hereto.

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(f) Each Lender may, without the consent of, or notice to, any Borrower, the Administrative Agent or any other Person, sell participations to one or more banks or other entities (other than (x) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (y) any Borrower or any Affiliates of such Borrower or (z) any Defaulting Lender) in or to a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided however, that such Lender’s obligations under this Agreement (including, without limitation, its Commitments hereunder) shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes of this Agreement, the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, except in the case of a participation involving a Lender and one of its Affiliates (and this exception shall apply only so long as the participant remains an Affiliate of such Lender), the parties to each such participation shall execute a participation agreement in substantially the form of the Participation Agreement, and no participant under any such participation shall have any right to approve any amendment to or waiver of any provision of any Loan Document, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would alter the principal of, or interest on, the Loan or Loans in which such participant is participating or any fees or other amounts payable to the Lenders hereunder, or postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder. Each Lender shall provide the U.S. Borrower with a list of entities party to all Participation Agreements with such Lender upon request. Notwithstanding anything in this paragraph to the contrary, any bank that is a member of the Farm Credit System that (a) has purchased a participation of at least $10,000,000 on or after the Effective Date, (b) is, by written notice to the U.S. Borrower and the Administrative Agent (“Voting Participant Notification”), designated by the selling Lender as being entitled to be accorded the rights of a Voting Participant hereunder (any bank that is a member of the Farm Credit System so designated being called a “Voting Participant”) and (c) receives the prior written consent of the U.S. Borrower and the Administrative Agent to become a Voting Participant, shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar-for-dollar basis, as if such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (i) state the full name, as well as all contact information required of an assignee as set forth in Exhibit C-1 hereto and (ii) state the dollar amount of the participation purchased. The U.S. Borrower and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.12 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 2.12(g) (it being understood that the documentation required under Section 2.12(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.07 as if it were an assignee under paragraph (a) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.12 or 3.05, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater

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payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the U.S. Borrower, maintain a register on which it enters the name and address of each participant and the principal and interest amounts of each participant’s interest in the Loans or other obligations hereunder (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Loan or other obligation hereunder) except to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information, including Confidential Information, relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of Confidential Information, the assignee or participant or proposed assignee or participant shall be informed of the confidential nature of such Confidential Information and shall agree to preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender and be bound by the provisions of Section 9.11.

(h) Notwithstanding any other provision in this Agreement, an Eligible Assignee shall not be entitled to receive any greater payment under Section 2.12 or 3.05 than the assigning Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the effective date of such assignment.

(i) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time and without the consent of the Administrative Agent or any Borrower create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Notes held by it), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central banking authority.

SECTION 9.08. No Liability of the Issuing Banks. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of their respective officers or directors shall be liable or responsible for: the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; payment by any Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or any other circumstances whatsoever in making or failing to make payment under any Letter of Credit,

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except that each Borrower shall have a claim against an Issuing Bank, and such Issuing Bank shall be liable to such Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that were caused by such Issuing Bank’s willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or such Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank acting in good faith may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

SECTION 9.09. Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AGREEMENT, THE EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), to the extent required by applicable laws or regulations or by any subpoena or similar legal process, to any other party hereto, in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, subject to an agreement containing provisions substantially the same as those of this Section 9.11, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, any actual or prospective party

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(or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the U.S. Borrower and its obligations, this Agreement or payments hereunder, any rating agency or (iv) the CUSIP Service Bureau or any similar organization, with the consent of the U.S. Borrower, to any credit insurance provider or to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section 9.11 or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the U.S. Borrower.

For purposes of this Section 9.11, “Confidential Information” means all information received from the U.S. Borrower or any of its Subsidiaries or any of their respective certified public accountants (including the Borrowers’ Accountants) relating to the U.S. Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the U.S. Borrower or any of its Subsidiaries, provided that, in the case of information received from the U.S. Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 9.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person.

SECTION 9.12. Submission to Jurisdiction; Service of Process.

(a) Any legal action or proceeding brought by any Borrower or any of its respective Affiliates with respect to this Agreement or any other Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, borough of Manhattan, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each Borrower hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement or any other Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the U.S. Borrower at its address specified in Section 9.02. Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Nothing contained in this Section 9.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

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SECTION 9.13. WAIVER OF JURY TRIAL. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH OF THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9.14. Judgment Currency. This is an international loan transaction in which the specification of Dollars or an Alternate Currency, as the case may be (the “Specified Currency”), any payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrowers under this Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

SECTION 9.15. European Monetary Union.

(a) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in Euro, the Administrative Agent shall not be liable to any of the Borrowers, the Swing Loan Lenders or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in Euro) to the account of any Borrower, any Swing Loan Lender or any Lender in the Principal Financial Center in the Participating Member State which such Borrower, such Swing Loan Lender or such Lender, as the case may be, shall have specified for such purpose. For the purposes of this paragraph, “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments in Euro.

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(b) Other Consequential Changes. Without prejudice to the respective liabilities of the Borrowers to the Lenders and the Swing Loan Lenders, and the Lenders and the Swing Loan Lenders to the Borrowers, under or pursuant to this Agreement, except as expressly provided in this Section 9.15, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time reasonably specify to be necessary or appropriate to reflect the introduction of or changeover to Euros in Participating Member States.

SECTION 9.16. USA PATRIOT Act. Each Lender subject to the Patriot Act hereby notifies each Borrower that, pursuant to Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, including the name and address of such Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation.

SECTION 9.17. Continued Effectiveness. Notwithstanding anything to the contrary contained herein, this Agreement is not intended to and shall not serve to affect a novation of the obligations under the Existing Credit Agreement, as continued hereunder. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Credit Agreement. The Existing Credit Agreement and all agreements, instruments and documents executed or delivered in connection with the Existing Credit Agreement shall each be deemed to be amended as of the Effective Date to the extent necessary to give effect to the provisions of this Agreement.

SECTION 9.18. Entire Agreement. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 9.19. No Fiduciary Duty. Each Agent, each Lender, each Issuing Bank, each Swing Loan Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of any Borrowers, its stockholders and/or its Affiliates. Each Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Borrower, its stockholders or its Affiliates, on the other. Each Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrowers, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Borrower, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Borrower, its stockholders or its Affiliates on other matters) or any other obligation to any Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as

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principal and not as the agent or fiduciary of any Borrower, its management, stockholders, creditors or any other Person. Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower, in connection with such transaction or the process leading thereto.

SECTION 9.20. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, and not, for the avoidance of doubt, to or for the benefit of any Borrowers or any other Subsidiary of the Borrowers, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.

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(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, and not, for the avoidance of doubt, to or for the benefit of any Borrower, or any other Subsidiary of the Borrowers, that the Agents are not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by any Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE X

GUARANTY

SECTION 10.01. Guaranty.

(a) To induce the Lenders to make the Loans to the Euro Borrowers and the Swing Loan Borrower, as the case may be, and the Issuing Banks to Issue Letters of Credit for the account of the Euro Borrowers, the U.S. Borrower hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety ~~(in such capacity, the “Guarantor”),~~, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of the principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Euro Borrower or the Swing Loan Borrower and all other amounts from time to time owing (including without limitation with respect to any Letters of Credit) to the Lenders or the Administrative Agent by any Euro Borrower or the Swing Loan Borrower under this Agreement pursuant hereto or to its Euro Borrower Designation, as applicable, and under the Notes, in each case strictly in accordance with the terms hereof or thereof (such obligations being herein collectively called, the “Guarantied Obligations”), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against any Euro Borrower or the Swing Loan Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This guaranty constitutes a guaranty of payment and not of collection.

(b) The U.S. Borrower further agrees that, if any payment made by any of the Euro Borrowers or any other person and applied to the Guarantied Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or if any payment is made by any Lender or any other holder of Guarantied Obligations (the “Guarantied Parties”) to any Euro Borrower, its estate, trustee, receiver or any other party, including the U.S. Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, in each case, to the extent of such payment or repayment, the U.S. Borrower’s liability under this Section 10.01 shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this guaranty set forth in this Section 10.01 shall have been cancelled or surrendered, the guaranty set forth in this Section 10.01 shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the U.S. Borrower in respect of the amount of such payment.

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SECTION 10.02. Authorization; Other Agreements. The Guarantied Parties are hereby authorized, without notice to or demand upon the U.S. Borrower, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the U.S. Borrower hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

(a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guarantied Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, this Agreement and the other Loan Documents) now or hereafter executed by any Euro Borrower and delivered to the Guarantied Parties or any of them, including, without limitation, any increase or decrease of principal or the rate of interest thereon;

(b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guarantied Obligations, or any part thereof, or any other instrument or agreement in respect of the Guarantied Obligations (including, without limitation, this Agreement and the other Loan Documents) now or hereafter executed by any Euro Borrower and delivered to the Guarantied Parties or any of them;

(c) accept partial payments on the Guarantied Obligations;

(d) receive, take and hold additional security or collateral for the payment of the Guarantied Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

(e) settle, release, compromise, collect or otherwise liquidate the Guarantied Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guarantied Obligations or any part of them or any other guaranty therefor, in any manner;

(f) add, release or substitute any one or more other guarantors, makers or endorsers of the Guarantied Obligations or any part of them and otherwise deal with any Euro Borrower or any other guarantor, maker or endorser;

(g) apply to the Guarantied Obligations any and all payments or recoveries from any Euro Borrower, from any other guarantor, maker or endorser of the Guarantied Obligations or any part of them to the Guarantied Obligations in such order as provided herein whether such Guarantied Obligations are secured or unsecured or guaranteed or not guaranteed by others; and

(h) refund at any time any payment received by any Guarantied Party in respect of any of the Guarantied Obligations, and payment to such Person of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the U.S. Borrower hereunder in respect of the amount so refunded; even if any right of reimbursement or subrogation or other right or remedy of the U.S. Borrower is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guarantied Obligations which impairs any subrogation, reimbursement or other right of the U.S. Borrower).

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SECTION 10.03. Guaranty Absolute and Unconditional. The U.S. Borrower hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Article X (Guaranty) are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

(a) the invalidity or unenforceability of any of any Euro Borrower’s obligations under this Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Guarantied Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations or any part of them;

(b) the absence of any attempt to collect the Guarantied Obligations or any part of them from any Euro Borrower or other action to enforce the same;

(c) any Guarantied Parties’ election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(d) any borrowing or grant of a Lien by any Euro Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

(e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Administrative Agent’s or Lender’s claim (or claims) for repayment of the Guarantied Obligations;

(f) any use of cash collateral under Section 363 of the Bankruptcy Code;

(g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(h) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Euro Borrower, the U.S. Borrower or any of any Euro Borrower’s other Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

(j) failure by any Guarantied Party to file or enforce a claim against any Euro Borrower or its estate in any bankruptcy or insolvency case or proceeding;

(k) any action taken by any Guarantied Party that is authorized hereby;

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(l) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document or any other agreement; or

(m) any (x) laws, regulations or acts of any legislative body or Governmental Authority or (y) any economic, political, regulatory or other events, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrowers’ property, that would otherwise constitute a defense available to any obligor or guarantor of, or a discharge of, or otherwise affect, the obligations hereunder; or

(n) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Guarantied Obligations.

SECTION 10.04. Waivers. The U.S. Borrower hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Guarantied Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Euro Borrower. The U.S. Borrower shall not, until the Guarantied Obligations are irrevocably paid in full and the Commitments have been terminated, assert any claim or counterclaim it may have against any Euro Borrower or set off any of its obligations to any Euro Borrower against any obligations of any Euro Borrower to it. In connection with the foregoing, the U.S. Borrower covenants that its obligations hereunder shall not be discharged, except by complete performance.

SECTION 10.05. Reliance. The U.S. Borrower hereby assumes responsibility for keeping itself informed of the financial condition of the Euro Borrowers and any and all endorsers and/or other guarantors of all or any part of the Guarantied Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations, or any part thereof, that diligent inquiry would reveal, and the U.S. Borrower hereby agrees that no Guarantied Party shall have any duty to advise it of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to the U.S. Borrower, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Guarantied Party.

SECTION 10.06. Waiver of Subrogation and Contribution Rights. Until the Guarantied Obligations have been irrevocably paid in full and the Commitments have been terminated, the U.S. Borrower shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against any Euro Borrower or any right of reimbursement or contribution or similar right against any Euro Borrower by reason of this Agreement or by any payment made by the U.S. Borrower in respect of the obligations under this Agreement or the Notes.

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SECTION 10.07. Subordination. The U.S. Borrower hereby agrees that upon the occurrence of any Event of Default described in Section 7.01(e), any Indebtedness of any Euro Borrower now or hereafter owing to it, whether heretofore, now or hereafter created (the “Guaranty Subordinated Debt”), is hereby subordinated to all of the obligations under this Agreement and the Notes, and that, except as expressly permitted by this agreement, the Guaranty Subordinated Debt shall not be paid in whole or in part until such obligations have been indefeasibly paid in full in cash and this Guaranty is terminated and of no further force or effect. The U.S. Borrower shall not accept any payment of or on account of any Guaranty Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default described in Section 7.01(e), each Euro Borrower shall pay to the Administrative Agent any payment of all or any part of the Guaranty Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the obligations under this Agreement and the Notes as provided herein. Each payment on the Guaranty Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the U.S. Borrower as trustee for the Administrative Agent and the Lenders and shall be paid over to the Administrative Agent immediately on account of the Guarantied Obligations, but without otherwise affecting in any manner the U.S. Borrower’s liability under this Article X (Guaranty). The U.S. Borrower agrees to file all claims against the Euro Borrowers in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guaranty Subordinated Debt, and the Administrative Agent shall be entitled to all of U.S. Borrower’s rights thereunder. If for any reason the U.S. Borrower fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, the U.S. Borrower hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in the U.S. Borrower’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, the U.S. Borrower hereby assigns to the Administrative Agent all of the U.S. Borrower’s rights to any payments or distributions to which the U.S. Borrower otherwise would be entitled. If the amount so paid is greater than the U.S. Borrower’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto.

SECTION 10.08. Default; Remedies. The obligations of the U.S. Borrower hereunder are independent of and separate from the Guarantied Obligations. Upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against the U.S. Borrower to collect and recover the full amount or any portion of the Guarantied Obligations then due, without first proceeding against the defaulting Euro Borrower or Euro Borrowers or any other guarantor of the Guarantied Obligations, or joining the defaulting Euro Borrower or Euro Borrowers or any other guarantor in any proceeding against the U.S. Borrower. At any time after maturity of the Guarantied Obligations, the Administrative Agent may (unless the Guarantied Obligations have been indefeasibly paid in full in cash), without notice to the U.S. Borrower, appropriate and apply toward the payment of the Guarantied Obligations (i) any indebtedness due or to become due from any Guarantied Party to the U.S. Borrower and (ii) any moneys, credits or other property belonging to the U.S. Borrower at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

SECTION 10.09. Irrevocability. This Guaranty set forth in this Article X (Guaranty) shall be irrevocable as to any and all of the Guarantied Obligations until the Commitments have been terminated and all monetary Guarantied Obligations then outstanding have been indefeasibly repaid in full in cash.

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SECTION 10.10. Setoff. Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate thereof may, without notice to the U.S. Borrower and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guarantied Obligations then due and payable (i) any indebtedness due or to become due from such Guarantied Party or Affiliate thereof to the U.S. Borrower or any Euro Borrower or the Swing Loan Borrower, and (ii) any moneys, credits or other property belonging to the U.S. Borrower or any Euro Borrower or the Swing Loan Borrower, at any time held by or coming into the possession of such Guarantied Party or Affiliate thereof (other than trust accounts).

SECTION 10.11. No Marshaling. The U.S. Borrower consents and agrees that no Guarantied Party or Person acting for or on behalf thereof shall be under any obligation to marshal any assets in favor of the U.S. Borrower or against or in payment of any or all of the Guarantied Obligations.

SECTION 10.12. Enforcement; Amendments; Waivers. No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Guarantied Obligations or any other guaranty of or security for all or any part of the Guarantied Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the U.S. Borrower, any other guarantor of all or any part of the Guarantied Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of such person at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its Affiliates, unless such waiver is contained in an instrument in writing, directed and delivered to such Euro Borrower or the U.S. Borrower, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under this Agreement. No waiver of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any its rights and remedies or the obligations of the U.S. Borrower under this Article X (Guaranty). Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Euro Borrower to any Guarantied Party shall be conclusive and binding on the U.S. Borrower irrespective of whether the U.S. Borrower was a party to the suit or action in which such determination was made.

SECTION  10.13. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):

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FMC CORPORATION

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b) As used in this Section 10.13, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 10.14. Swiss Limitation

(a) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the obligations of a Swiss Guarantor and the rights of the Administrative Agent and the other Secured Parties under this Agreement or any other Loan Document are subject to the following limitations:

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FMC CORPORATION

If and to the extent any obligations assumed (including by granting a guarantee, assuming indemnity or other obligations, including joint and several liability, and subordinating any claims) or any security interest granted by a Swiss Guarantor under this Agreement or any other Loan Document guarantee, secure or otherwise benefit obligations of its affiliates (other than its wholly owned direct or indirect subsidiaries) (“Upstream or Cross-Stream Obligations”) and if and to the extent the payment under, or the enforcement of, such obligations or using the proceeds from the enforcement of such security interest to discharge the Upstream or Cross-Stream Obligations constitutes a repayment of capital (Einlagerückgewähr/Kapitalrückzahlung), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) under then applicable Swiss corporate law, the payment under, or the enforcement of, such obligations or using the proceeds from the enforcement of such security interest to be used to discharge the Upstream or Cross-Stream Obligations shall be limited to the maximum amount of such Swiss Guarantor’s freely disposable equity at the relevant time under then applicable Swiss corporate law (“Maximum Amount”); provided that such limitation is required under then applicable mandatory Swiss law; provided, further, that such limitation shall not free such Swiss Guarantor from its obligations in excess of the Maximum Amount, but merely postpone the performance or the enforcement date of those obligations until such time or times as performance or enforcement is again permitted under then applicable law. The Maximum Amount shall be determined in accordance with Swiss law and applicable Swiss accounting principles, and, if and to the extent required by applicable Swiss law, shall be confirmed by the auditors of such Swiss Guarantor on the basis of an interim audited balance sheet as of that time.

(b) If and to the extent requested by the Administrative Agent, a Swiss Guarantor shall, and any parent company of such Swiss Guarantor being a party to this Agreement shall procure that such Swiss Guarantor will, promptly perform all measures necessary or useful to allow such Swiss Guarantor to make any payment, perform the obligations or allow the Administrative Agent to use the enforcement proceeds as agreed hereunder with a minimum of limitations, including the following:

(i) the passing of any shareholder’s resolutions to approve the payment, performance or the use of the enforcement proceeds, which may be required as a matter of Swiss mandatory law in force at the time of the enforcement of the obligations or the security interest in order to allow a prompt payment, performance or use of the enforcement proceeds;

(ii) preparation of an up-to-date audited balance sheet of such Swiss Guarantor;

(iii) confirmation of the auditors of such Swiss Guarantor that the relevant amount represents the Maximum Amount;

(iv) conversion of restricted reserves into profits and reserves freely available for the distribution as dividends (to the extent permitted by mandatory Swiss law);

(v) revaluation of hidden reserves (to the extent permitted by mandatory Swiss law); and

(vi) to the extent permitted by applicable law, Swiss accounting standards and the Loan Documents, write-up or realize any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realization, however, only if such assets are not necessary for such Swiss Guarantor’s business (nicht betriebsnotwendig); and

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(vii) reduce its share capital to the minimum allowed by Swiss corporate law.

(c) In respect of Upstream or Cross-Stream Obligations, the relevant Swiss Guarantor shall, as concerns the payment under, or performance of, any obligation or the use of proceeds resulting from the enforcement of the security interest granted by such Swiss Guarantor under this Agreement or any other Loan Document, if and to the extent required by applicable law in force at the relevant time:

(i) use its commercially reasonable efforts to procure that such payment, performance or enforcement proceeds can be used to discharge Upstream or Cross-Stream Obligations without deduction of Swiss Withholding Tax by discharging the liability to such tax by notification pursuant to applicable law rather than payment of the tax;

(ii) if the notification procedure pursuant to sub-paragraph (i) above does not apply, deduct (respectively ask the Administrative Agent to deduct) the Swiss Withholding Tax at such rate as is in force from time to time from any such payment, performance or enforcement proceeds used to discharge Upstream or Cross-Stream Obligations, and pay (respectively ask the Administrative Agent to pay), without delay, any such taxes deducted to the Swiss Federal Tax Administration;

(iii) notify the Administrative Agent that such notification or, as the case may be, deduction has been made, and provide the Administrative Agent with (respectively ask the Administrative Agent to provide) evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such taxes deducted have been paid to the Swiss Federal Tax Administration; and

(iv) in the case of a deduction of Swiss Withholding Tax, use its best efforts to ensure that any person which is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment or enforcement proceeds will, as soon as possible after such deduction:

(A) request a refund of the Swiss Withholding Tax under applicable law (including tax treaties), and

(B) pay to the Administrative Agent upon receipt any amount so refunded.

(d) If a Swiss Guarantor is obliged to withhold Swiss Withholding Tax in accordance with Section (c) (ii) above, the Administrative Agent shall be entitled to further enforce this Agreement and any other Loan Document and/or further apply proceeds therefrom (taking into account any amount paid pursuant to Section (c) (iv) (B) above) up to an amount which is equal to that amount which would have been obtained if no withholding of Swiss Withholding Tax were required, whereby such further enforcements/applications of proceeds shall always be limited to the Maximum Amount.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:
Name:
Title:

The Euro Borrowers

FMC FINANCE B.V.

By:
Name:
Title:

FMC CHEMICALS NETHERLANDS B.V.

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

CoBank, ACB, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

Sumitomo Mitsui Banking Corporation, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

TD Bank, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

Banco Santander, S.A., New York Branch, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

TRUIST BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

U.S. Bank National Association, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

Citizens Bank, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

PNC Bank, National Association, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]

Wells Fargo Bank, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH A&R FMC CREDIT AGREEMENT]